Nuveen
Mutual Funds


October 30, 1998
Prospectus

A portfolio of quality companies for investors seeking long-term growth potential and attractive value.

[Photo Appears Here]
Growth and Income Stock Fund


Portfolio management by Institutional Capital Corporation, Nuveen's Premier Adviser/SM/ for value investing.

NOT FDIC-INSURED
May lose value
No bank guarantee

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents


Section 1  The Fund

This section provides you with an overview of the fund including investment objectives, portfolio holdings, and historical performance information.

Introduction                                                                          1
 .......................................................................................
Nuveen Growth and Income Stock Fund                                                   2
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Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Fund                                                                  4
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Management Fees                                                                       4
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What Securities We Invest In                                                          5
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How We Select Investments                                                             5
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How the Portfolio Manager Has Performed                                               6
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What the Risks Are                                                                    7
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How We Manage Risk                                                                    7
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Section 3  How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

How to Choose a Share Class                                                          10
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How to Reduce Your Sales Charge                                                      12
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How to Buy Shares                                                                    12
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Systematic Investing                                                                 13
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Systematic Withdrawal                                                                14
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Special Services                                                                     14
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How to Sell Shares                                                                   15
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Section 4  General Information

This section summarizes the fund's distribution policies and other general fund information.

Distributions and Taxes                                                              17
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Distribution and Service Plan                                                        18
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Net Asset Value                                                                      19
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Fund Service Providers                                                               19
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Section 5  Financial Highlights

This section provides the fund's financial performance since inception.

Growth and Income Stock Fund                                                         20
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We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.

Investment
Strategy

Risks

Fees, Charges
and Expenses

Shareholder
Instructions

Performance and
Current Portfolio
Information

                                                                October 30, 1998

Section 1  The Fund

                      Nuveen Growth and Income Stock Fund

Introduction

This prospectus is intended to provide important information to help you evaluate whether the fund may be right for you. Please read it carefully before investing and keep it for future reference.

Capital Growth with a Measure of Protection

Individuals who plan to rely on their investments for financial security are often concerned about maintaining a comfortable standard of living. For these investors, a growth and income mutual fund is often an appropriate investment. Growth and income funds generally invest in stocks of established, well-known companies that offer attractive long-term growth potential but also pay regular dividend income.

For those investors seeking long-term growth potential and a measure of protection, the Nuveen Growth and Income Stock Fund offers a balance of long-term growth, current income and capital preservation potential. The fund focuses on stocks of established well-known companies and seeks to protect capital in uncertain markets through time-tested risk management strategies.


                                                          Section 1 The Fund | 1

Nuveen Growth and Income Stock Fund

Fund Overview

Investment Objective

The fund seeks to provide over time a superior total return from a diversified portfolio consisting primarily of equity securities of domestic companies with market capitalization of at least $500 million.

How the Fund Pursues Its Objective

The fund purchases primarily stocks of established, well-known domestic companies. These companies tend to pay regular dividends which may provide a source of income. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst -- for example, a management change or an improved industry outlook -- that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks, which we believe have 15% to 25% price appreciation potential over the next 18 months.

The fund may invest up to 35% of its assets in cash equivalents in order to reduce volatility and preserve capital.

What are the Risks of Investing in the Fund?

The principal risk of investing in the fund is market risk. Market risk is the risk that a particular stock in the fund, or stocks in general, may fall in value. The fund's investments in foreign stock present additional risk including currency risk. As with any mutual fund investment, loss of money is a risk of investing.

Is this Fund Right for You?

This fund may be appropriate for you if you are seeking:

 .  long-term growth potential from a value-driven strategy;

 .  to moderate the risks associated with stock investing;

 .  to focus on established, well-known companies;

 .  to meet long-term financial goals.

You should not invest in this fund if you are:

 . unwilling to accept share price fluctuation, including the possibility of sharp price declines;

 .  investing to meet short-term financial goals.

How the Fund Has Performed

Nuveen has selected Institutional Capital Corporation to manage the fund's portfolio. The chart and table below illustrate annual fund, peer group and market benchmark returns for the periods ending December 31, 1997. This information is intended to give you some indication of the risks of an investment in the fund by comparing the fund's performance with broad measures of market performance.

Total Returns*

[Bar Chart Appears Here]

Class A Annual Returns
1997....................  27.5%

*The year-to-date return as of 9/30/98 was -4.80%.

From its inception on August 7, 1996 through December 31, 1997, the fund's highest and lowest quarterly returns were 15.54% and -1.90%, respectively, for the quarters ending 6/30/97 and 12/31/97. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does. See "How the Portfolio Manager Has Performed" for additional performance information. The fund's and the portfolio manager's past performance are not necessarily an indication of how the fund will perform in the future.

                       Average Annual Total Returns for
                      the Periods Ended December 31, 1997
          Class       1 Year                    Inception
Class A               20.78%                      26.87%
Class B               22.45%                      28.36%
Class C               26.36%                      31.03%
Class R               27.83%                      32.43%
S&P 500/1/            33.36%                      37.31%
Lipper Peer Group/1/  26.88%                      30.67%

2 Section 1 The Fund

What are the Costs of Investing?



Shareholder Transaction Expenses/2/
Paid Directly From Your Investment

Share Class                              A          B          C          R/3/
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Maximum Sales Charge Imposed
on Purchases                           5.25%/4/    None       None       None
 ...............................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                 None       None       None       None
 ...............................................................................
Exchange Fees                           None       None       None       None
 ...............................................................................
Deferred Sales Charge/5/                None/4/      5%/6/      1%/7/    None
 ...............................................................................

Annual Fund Operating Expenses/8/
Paid From Fund Assets

Share Class                              A          B          C          R
-------------------------------------------------------------------------------
Management Fees                         .83%       .83%       .83%       .83%
 ...............................................................................
12b-1 Distribution and Service Fees     .25%      1.00%      1.00%        --%
 ...............................................................................
Other Expenses                          .28%       .28%       .28%       .28%
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Total Operating Expenses-Gross         1.36%      2.11%      2.11%      1.11%
 ...............................................................................
Expense Waiver/Reimbursements          (.16%)     (.16%)     (.16%)     (.16%)
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Total Operating Expenses-Net           1.20%      1.95%      1.95%       .95%
 ...............................................................................


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                        Redemption                    No Redemption
Share Class      A       B       C       R       A       B       C       R
-------------------------------------------------------------------------------
1 Year         $  656  $  608  $  214  $  113  $  656  $  214  $  214  $  113
 ...............................................................................
3 Years        $  933  $  975  $  661  $  353  $  933  $  661  $  661  $  353
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5 Years        $1,231  $1,246  $1,134  $  612  $1,231  $1,134  $1,134  $  612
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10 Years       $2,074  $2,250  $2,441  $1,352  $2,074  $2,250  $2,441  $1,352
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How the Fund Is Invested (as of 6/30/98)


Portfolio Allocation/9/             Actual         Target
Stocks                               92%            90%
 .........................................................
Cash Equivalents                      8%            10%
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Stock Portfolio Statistics
Beta                                                .77
 .........................................................
Average Market Capitalization               $31 billion
 .........................................................
Average P/E                                        17.6
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Top 10 Stock Holdings/9/
News Corp. Ltd. ADR                                4.7%
 .........................................................
NationsBank Corp                                   4.0%
 .........................................................
Hoechst AG ADR                                     3.9%
 .........................................................
American Home Products Corp.                       3.7%
 .........................................................
Citicorp                                           3.6%
 .........................................................
Philips Electronics N.V.                           3.5%
 .........................................................
Burlington Northern Santa Fe                       3.2%
 .........................................................
Seagram Co. Ltd.                                   3.1%
 .........................................................
U.S.A. Waste Services Inc.                         3.0%
 .........................................................
General Motors Corporation                         3.0%
 .........................................................

 1. Peer Group returns reflect the performance of the Lipper Growth and Income Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Growth and Income Fund Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges. The S&P 500 returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees.

 2. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

 3. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

 4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

 5. As a percentage of lesser of purchase price or redemption proceeds.

 6. Class B shares redeemed within six years of purchase bear a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

 7. Class C shares redeemed within one year of purchase bear a 1% CDSC.

 8. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. The investment adviser has agreed to waive fees and reimburse expenses through July 31, 1999 in order to prevent Total Operating Expenses (excluding any distribution or service fees and extraordinary expenses) from exceeding 1.05% of the average daily net asset value of any class of fund shares, which is higher than the expense reimbursement limit in place during fiscal year ended 6/30/98.

 9. Holdings will vary.

                                                        Section 1  The Fund | 3

Section 2 How We Manage Your Money

To help you understand the fund better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.

Who Manages the Fund

Nuveen Institutional Advisory Corp. (NIAC), 333 West Wacker Drive, Chicago, IL 60606, has overall responsibility for management of the fund. NIAC oversees the management of the fund's portfolio, manages the fund's business affairs and provides certain clerical, bookkeeping and other administrative services. NIAC is a wholly owned subsidiary of John Nuveen & Co. Incorporated (Nuveen). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. Nuveen is the sponsor and principal underwriter of the fund's shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates have approximately $50 billion in assets under management.

NIAC has selected Institutional Capital Corporation, 225 West Wacker Drive, Chicago, IL 60606, as subadviser to manage the investment portfolio of the fund. Institutional Capital is an institutional investment management firm with over 28 years of experience and approximately $12 billion in assets under management. Institutional Capital's investment management strategy and operating policies are set through a team approach, with all its investment professionals contributing. Institutional Capital currently maintains a staff of 11 investment professionals. Mr. Robert H. Lyon, president, owns shares representing 51% of its voting rights. In addition, The John Nuveen Company owns preferred shares of Institutional Capital, which are convertible after several years into a 20% common stock interest.

Management Fees

For providing these services, NIAC is paid an annual fund management fee according to the following schedule:

Average Daily                                                        Fund
Net Asset Value                                                      Fee
For the first $125 million                                           .8500 of 1%
 ................................................................................
For the next $125 million                                            .8375 of 1%
 ................................................................................
For the next $250 million                                            .8250 of 1%
 ................................................................................
For the next $500 million                                            .8125 of 1%
 ................................................................................
For the next $1 billion                                              .8000 of 1%
 ................................................................................
For assets over $2 billion                                           .7750 of 1%
 ................................................................................

For the most recent fiscal year, the fund paid to NIAC, after expense reimbursements, management fees of .67% of average net assets.

4 | Section 2 How We Manage Your Money

Out of the fund management fee, NIAC pays a portfolio management fee to Institutional Capital Corporation. The fund pays for its own operating expenses such as custodial, transfer agent, accounting and legal fees; brokerage commissions; distribution and service fees; organizational expenses; and extraordinary expenses.

What Securities We Invest In

Equity Securities

Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; dollar-denominated securities of foreign companies (limited to 25% of net assets) and other securities with equity characteristics. Any convertible bonds and debentures must be rated investment grade (one of the four highest ratings by Moody's Investors Service, Standard & Poor's, Duff & Phelps or Fitch IBCA, Inc.) when purchased.

Short-Term Investments

The fund may invest in short-term investments including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. For more information on short-term investments, see the Statement of Additional Information.

How We Select Investments

We adhere to disciplined, value-driven investment strategies whose aim is to provide consistent, attractive performance over time with moderated risk. We emphasize quality securities carefully chosen through in-depth research and follow those securities closely over time to assess whether they continue to meet our purchase rationale.

Institutional Capital selects stocks from a universe of approximately 450 large and midsize companies with at least $500 million in market capitalization. Proprietary quantitative valuation models determine which of these stocks currently appear to be selling for less than their intrinsic worth. Based on a qualitative assessment of each company's prospects, we then look for a catalyst that we believe will unlock the stock's unrecognized value. A catalyst may be as simple as a management change or as complex as a fundamentally improved industry outlook. We generally buy only 40 to 50 stocks, which we believe have a 15% to 25% price appreciation potential over the next 18 months.

Portfolio Turnover

The fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The fund anticipates that it may engage in active trading in equity securities and that its annual portfolio turnover rate will generally be between 100% and 150%. A turnover rate of 100% would occur, for example, if the fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment

                                          Section 2 How We Manage Your Money | 5
by the fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains.


Delayed Delivery Transactions

The fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

The fund's investment objective may not be changed without shareholder approval. The above investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

How the Portfolio Manager Has Performed

The chart and table below illustrate the historical performance of the portfolio manager's investment strategy for the fund. They present the performance of Institutional Capital's Discretionary Equity Composite, which represents all its individually managed accounts (totalling $4.8 billion) that have substantially the same investment objectives and policies as the fund. Of course, past performance is no indication of future results, and the chart and table represent performance of managed accounts and not actual fund performance.

Growth of a $10,000 Investment 6/73--6/98


                             [GRAPH APPEARS HERE]

      --   Portfolio Manager Composite   $354,884
      -.-  S&P 500   $283,534
      - -  Lipper Growth and Income Index   $268,862
      ...  CPI   $36,877

               Portfolio Manager                Lipper Growth
                   Composite        S&P 500    and Income Index     CPI
------------------------------------------------------------------------
2Q73                  9475           10000           10000         10000
------------------------------------------------------------------------
2Q78                 14541           11400           13749         14751
------------------------------------------------------------------------
2Q83                 31681           26148           33353         22516
------------------------------------------------------------------------
2Q88                 66640           51655           62645         26696
------------------------------------------------------------------------
2Q93                130912          100393          112796         32670
------------------------------------------------------------------------
2Q98                354884          283534          268862         36877
------------------------------------------------------------------------


Portfolio Manager Composite Returns

                            Average Annual Total Returns
                    .............................................
                    1-Year   5-Year   10-Year   20-Year   25-Year
-----------------------------------------------------------------
On Offer            16.03%   20.76%    17.57%    17.00%    15.35%
 .................................................................
On NAV              22.46%   22.07%    18.20%    17.32%    15.60%
 .................................................................

The managed accounts reflected above are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the fund, which may affect fund performance. We assumed that an investor paid a maximum Class A sales charge of 5.25% and we deducted from the Composite's gross-of-fee returns the Class A gross operating expenses of 1.36% for the fund's most recent fiscal year. The chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. The Lipper Growth and Income Index represents the average annualized returns of the 30 largest funds in the Lipper Growth and Income Fund Category. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. This chart does not represent past or future performance of the fund.

6 | Section 2   How We Manage Your Money

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in this fund. Because of these and other risks, you should consider an investment in this fund to be a long-term investment.

Market risk: As a mutual fund investing primarily in common stocks, the fund is subject to market risk. Market risk is the risk that a particular stock, an industry, or stocks in general may fall in value.

Inflation risk: Like all mutual funds, the fund is subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the fund's assets can decline as can the value of the fund's distributions.

Foreign investment risk: Securities issued by foreign companies or governments (which are limited to 25% of net assets) present risks beyond those of securities of U.S. issuers. Such risks include political or economic instability, changes in foreign currency exchange rates, and less publicly available information. Prices of foreign securities also may be more volatile and they may be less liquid than U.S. stocks.

How We Manage Risk

We use time-tested risk management strategies designed to help protect your capital during periods of market uncertainty or weakness: broad portfolio diversification, a rigorous sell discipline and defined portfolio allocation ranges. While we use these strategies to control or reduce risk, there is no assurance that we will succeed.

Portfolio Allocation Target and Ranges

The fund follows a disciplined asset allocation methodology that keeps your portfolio mix within a defined range over time as market conditions change. The fund has established the following allocation target and operating ranges for each asset class:

                              Target       Range
Stocks                        90%          65-100%
 ....................................................
Cash Equivalents              10%          0-35%
 ....................................................


The fund's Board of Trustees may change the target investment mix and operating ranges for each asset class without shareholder approval.

Investment Limitations

The fund has adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. The fund may not have more than:

  . 5% in securities in any one issuer, or 10% of the voting securities of that issuer (except for U.S. government securities or for 25% of the fund's total assets);

                                        Section 2   How We Manage Your Money | 7

  . 25% in any one industry (except U.S. government securities). For example, as of June 30, 1998, the fund was invested in the following industries (as a percentage of the fund's stock holdings):

       Financial                          15%
       ......................................
       Health Care                        13%
       ......................................
       Consumer Services                  12%
       ......................................
       Consumer Staples                   10%
       ......................................
       Capital Equipment/Technology        9%
       ......................................
       Basic Industries                    9%
       ......................................
       Transportation                      8%
       ......................................
       Capital Spending                    8%
       ......................................
       Energy                              7%
       ......................................
       Other                               9%
       ......................................

Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

Hedging and Other Defensive Investment Strategies

The fund may invest up to 100% of its assets in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the proportion of the fund's assets invested in an asset category may fall outside its allowable range, and the fund may not achieve its investment objective.

We may also use various investment strategies designed to hedge against changes in the values of securities the fund owns or expects to purchase or to hedge against interest rate changes. These hedging strategies include using financial futures contracts, options on financial futures, or stock index options. The ability of the fund to benefit from options and futures is largely dependent on our ability to use such strategies successfully. The fund could lose money on futures transactions or an option can expire worthless.

The fund's investment approach may also provide a measure of protection in adverse markets. The fund focuses primarily on stocks of established, well-known companies which generally have been better positioned to weather adverse markets than smaller, less established companies. The fund purchases stocks with low valuations, measured by their relative price-to-earnings ratio. The prices of these types of stocks have often fallen less than more fully valued stocks during market downturns. The fund also frequently invests a small portion of its portfolio in cash equivalents which can provide a measure of added stability during adverse market conditions.

Portfolio Manager Performance in Down Markets

Over the past 25 years, there have been six periods in which the S&P 500 declined by 10% or more. In five out of six of these periods, Institutional Capital's investment strategies provided superior capital protection when compared with the overall market and the Lipper Growth and Income Fund peer group. In the most recent period, however, these strategies have


8 | Section 2   How We Manage Your Money
not provided superior relative protection. Performance is represented by fund Class A returns on net asset value for the most recent period and by Institutional Capital's Discretionary Equity Composite for prior periods. Of course, past performance does not guarantee future results, and the Composite performance does not represent actual fund results. Please see the discussion under "How the Portfolio Manager Has Performed" for a detailed discussion of portfolio manager composite returns and the index returns to which they are compared.


Portfolio Manager Down-Market Performance

                           [BAR CHART APPEARS HERE]

                  Growth and Income Fund Investment Strategy

                     Portfolio Manager
  Institutional     Discretionary Equity    Growth and     Lipper G&I
Capital Composite        Composite          Income Fund    Fund Index    S&P 500
  1Q73-3Q74                -21.83%                           -38.64%     -42.64%
  1Q77-1Q78                 -1.67%                            -6.78%     -11.76%
  2Q81-2Q82                  0.91%                            -9.35%     -13.47%
    4Q87                   -10.10%                           -19.86%     -22.63%
    3Q90                    -7.82%                           -13.45%     -13.78%
    Fund                                      -16.69%        -12.47%      -9.92%
    3Q98

9 | Section 2   How We Manage Your Money

Section 3 How You Can Buy and Sell Shares

You can choose from four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

                          How to Choose a Share Class

In deciding whether to purchase Class A, Class B, Class C or Class R shares, you should consider:

  . the amount of your purchase;

  . any current holdings of fund shares;

  . how long you expect to hold the shares;

  . the amount of any up-front sales charge;

  . whether a contingent deferred sales charge (CDSC) would apply upon redemption;

  . the amount of any distribution or service fees that you may incur while you own the shares;

  . whether you will be reinvesting income or capital gain distributions in additional shares;

  . whether you qualify for a sales charge waiver or reduction.

For a summary of the charges and expenses for each class, please see "What are the Costs of Investing?".

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% which compensates your financial adviser for providing ongoing service to you. The up-front Class A sales charge is as follows:

10 | Section 3 How You Can Buy and Sell Shares

                                                                                    Authorized Dealer
                                     Sales Charge as % of    Sales Charge as % of   Commission as % of
Amount of Purchase                   Public Offering Price   Net Amount Invested    Public Offering Price
Less than $50,000                            5.25%                  5.54%                   5.00%
---------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000               4.25%                  4.44%                   4.00%
---------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000              3.50%                  3.63%                   3.25%
---------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000              2.75%                  2.83%                   2.50%
---------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000            2.00%                  2.04%                   1.75%
---------------------------------------------------------------------------------------------------------
$1,000,000 and over                            --*                    --                    1.00%*
---------------------------------------------------------------------------------------------------------

*You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays Authorized Dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

Class B Shares

You can buy Class B shares at the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of average daily assets. The annual .25% service fee compensates your financial adviser for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Years Since Purchase       0-1       1-2       2-3       3-4       4-5       5-6
CDSC                        5%        4%        4%        3%        2%        1%
--------------------------------------------------------------------------------

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Class C Shares

You can buy Class C shares at the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1%. The annual
 .25% service fee compensates your financial adviser for providing ongoing service to you. The annual .75% distribution fee reimburses Nuveen for paying your financial adviser an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you may have to pay a 1% CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower.


                                  Section 3 How You Can Buy and Sell Shares | 11

Class R Shares

Under limited circumstances, you may purchase Class R Shares at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R Shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

   Class A Sales Charge Reductions
 .  Rights of accumulation
 .  Letter of intent
 .  Group purchase


   Class A Sales Charge Waivers
 .  Nuveen Defined Portfolio reinvestment
 .  Purchases using redemptions from unrelated funds
 .  Retirement plans
 . Certain employees and directors of Nuveen or employees of authorized dealers . Bank trust departments


Class R Eligibility
 . Certain employees and directors of Nuveen or employees of authorized dealers . Bank trust departments

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The fund may modify or discontinue these programs at any time.

How to Buy Shares

You may open an account with $3,000 per share class ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; and $500 for accounts opened through certain fee based programs) and make additional investments at any time with as little as $50. There is no minimum if you are reinvesting Nuveen Defined Portfolio distributions. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price. A business day is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time.


12 | Section 3 How You Can Buy and Sell Shares

Through a Financial Adviser

You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing investment advice and services. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186.

Systematic Investing

Once you have established a fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from your paycheck, contact your financial adviser or call Nuveen at (800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.

Systematic Investment Plan

You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.

Payroll Direct Deposit Plan

You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.


                                Section 3   How You Can Buy and Sell Shares | 13

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. Because an exchange is treated for tax purposes as a concurrent sale and purchase and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of any contemplated exchange.

The exchange privilege is not intended to allow you to use the fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, the fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

Fund Direct/sm/

You may link your fund account to your bank account and transfer money electronically between these accounts and perform a variety of account transactions, including buying shares by telephone and investing through a Systematic Investment Plan. You may also have dividends, distributions, redemption payments or systematic withdrawals sent directly to your bank account.

Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

14 | Section 3   How You Can Buy and Sell Shares

How to Sell Shares

You may use one of the following ways to sell (redeem) your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. While the fund does not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Adviser

You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by telephone. You may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder of record and mailed to the address of record. If you have established electronic funds transfer privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day. Nuveen and Chase Global Funds Services Company, the fund's transfer agent, will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

By Mail

You can sell your shares at any time by sending a written request to the fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 .  The fund's name;

 .  Your name and account number;

 .  The dollar or share amount you wish to redeem;

 .  The signature of each owner exactly as it appears on the account;

 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);


An Important Note About Involuntary Redemption

From time to time, the fund may establish minimum account size requirements. The fund reserves the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The fund presently has set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CDSC on an involuntary redemption.

                                Section 3   How You Can Buy and Sell Shares | 15

 . The address where you want your redemption proceeds sent (if other than the address of record);

 .  Any certificates you have for the shares; and

 .  Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check is cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the fund. A notary public cannot provide a signature guarantee.


16 | Section 3   How You Can Buy and Sell Shares

Section 4  General Information

To help you understand the tax implications of investing in the fund, this section includes important details about how the fund makes distributions to shareholders. We discuss some other fund policies, as well.

Distributions and Taxes

The fund pays dividends quarterly and any capital gains once a year in December.

Payment and Reinvestment Options

The fund automatically reinvests your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

The fund intends to make distributions that may be taxed as ordinary income or capital gains. Dividends from the fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name. Nuveen will send you this statement if you hold your shares in registered form. The tax status of your dividends from the fund is not affected by whether you reinvest your dividends or receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.


                                            Section 4   General Information | 17

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price.

Distribution and Service Plan

John Nuveen & Co. Incorporated serves as the selling agent and distributor of the fund's shares. In this capacity, Nuveen manages the offering of the fund's shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, the fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to Authorized Dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate Authorized Dealers, including Nuveen, for providing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, the expenses of preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


18 | Section 4   General Information

Net Asset Value

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the fair value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the fund's Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day. Common stocks and other equity securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities.

Fund Service Providers

The custodian of the assets of the fund is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the fund. The fund's transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

NIAC and Chase Global Funds Services Company each rely on computer systems to manage the fund's investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. NIAC is working with the fund's service providers to adapt their systems to address this "Year 2000" issue. NIAC and the fund expect, but there can be no absolute assurance, that the necessary work will be completed on a timely basis.


                                            Section 4   General Information | 19

Section 5  Financial Highlights

The following table is intended to help you better understand the fund's recent past performance. The table is excerpted from the fund's latest financial statements audited by Arthur Andersen LLP. You may obtain the complete statements along with the auditor's report by requesting from Nuveen a free copy of the fund's latest annual shareholder report.

Growth and Income Stock Fund

Selected data for a share outstanding throughout each period is as follows:

                                         Investment Operations                 Less Distributions
                                   ----------------------------------    -------------------------------
Class
(Inception
Date)
                                                         Net
                                                    Realized
                                                         and                                                Ending
Year                  Beginning           Net     Unrealized                    Net                            Net
Ending                Net Asset    Investment     Investment             Investment    Capital               Asset        Total
June 30,                  Value     Income(a)    Gain (Loss)    Total        Income      Gains     Total     Value    Return(b)
--------------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
  1998                   $24.01          $.26          $4.55    $4.81        $(.25)     $(2.07)  $(2.32)    $26.50       21.59%
  1997(c)**               17.96           .30           6.18     6.48         (.20)       (.23)    (.43)     24.01       36.30
Class B (8/96)
  1998                    24.00           .10           4.51     4.61         (.07)      (2.07)   (2.14)     26.47       20.70
  1997(c)**               17.97           .21           6.13     6.34         (.08)       (.23)    (.31)     24.00       35.37
Class C (8/96)
  1998                    23.98           .10           4.49     4.59         (.07)      (2.07)   (2.14)     26.43       20.63
  1997(c)**               17.97           .21           6.11     6.32         (.08)       (.23)    (.31)     23.98       35.26
Class R (8/96)
  1998                    24.02           .32           4.56     4.88         (.31)      (2.07)   (2.38)     26.52       21.91
  1997(c)**               17.96           .30           6.24     6.54         (.25)       (.23)    (.48)     24.02       36.65
--------------------------------------------------------------------------------------------------------------------------------

                                                    Ratios/Supplemental Data
                                                    -------------------------
Class
(Incepton
Date)
                                                    Ratio of Net
                                        Ratio of      Investment
                            Ending      Expenses          Income
                               Net    to Average      to Average    Portfolio
                            Assets           Net             Net     Turnover
                             (000)     Assets(a)       Assets(a)         Rate
-------------------------------------------------------------------------------
Class A (8/96)
  1998                    $790,063          1.20%           1.04%         131%
  1997(c)**                616,209          1.20*           1.53*         110
Class B (8/96)
  1998                      71,909          1.95             .38          131
  1997(c)**                 10,664          1.95*           1.03*         110
Class C (8/96)
  1998                      21,426          1.95             .39          131
  1997(c)**                  3,630          1.95*           1.04*         110
Class R (8/96)
  1998                      18,335           .95            1.26          232
  1997(c)**                 15,647           .95*           1.56*         110
-------------------------------------------------------------------------------

  *  Annualized.

 ** All per share amounts reflect a December 18, 1996, stock split of 1.113830, 1.112700, 1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.
(a) After waiver of certain management fees or reimbursement of expenses by Nuveen Institutional Advisory Corp.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.


20 | Section 5   Financial Highlights

Nuveen Mutual Funds


Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund

Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Taxable Income

Income Fund

Tax-Free Income

National Municipal Bond Funds
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona
California/1/
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky/2/

Louisiana
Maryland
Massachusetts/1/
Michigan
Missouri
New Jersey
New Mexico
New York/1/

North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on the fund's policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the fund's latest semi-annual or annual fiscal year end. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or for other fund information.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington D.C. 20549. The fund's Investment Company file number is 811-07619.


1. Long-term and insured long-term portfolios.
2. Long-term and limited-term portfolios.

EPR-GI-NA 10-98


Nuveen

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

NUVEEN
Mutual Funds

October 30, 1998

Prospectus


Portfolios of quality stocks and bonds offering a balance of long-term growth, current income and capital preservation potential.

[PHOTO APPEARS HERE]

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund




Portfolio management by Nuveen Premier Advisors/SM/, Institutional Capital Corporation and Nuveen Institutional Advisory Corp.

NOT FDIC-   May lose value
INSURED     No bank guarantee

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents


Section 1  The Funds

This section provides you with an overview of the funds including investment objectives, portfolio holdings, and historical performance information.

Introduction                                                                  1
 ...............................................................................
Nuveen Balanced Stock and Bond Fund                                           2
 ...............................................................................
Nuveen Balanced Municipal and Stock Fund                                      4
 ...............................................................................

Section 2  How We Manage Your Money

This section gives you a detailed discussion of our investment and risk management strategies.

Who Manages the Funds                                                         6
 ...............................................................................
Management Fees                                                               7
 ...............................................................................
What Securities We Invest In                                                  7
 ...............................................................................
How We Select Investments                                                     8
 ...............................................................................
How the Portfolio Manager Has Performed                                      10
 ...............................................................................
What the Risks Are                                                           11
 ...............................................................................
How We Manage Risk                                                           12
 ...............................................................................

Section 3  How You Can Buy and Sell Shares

This section provides the information you need to move money into or out of your account.

How to Choose a Share Class                                                  14
 ...............................................................................
How to Reduce Your Sales Charge                                              16
 ...............................................................................
How to Buy Shares                                                            16
 ...............................................................................
Systematic Investing                                                         17
 ...............................................................................
Systematic Withdrawal                                                        18
 ...............................................................................
Special Services                                                             18
 ...............................................................................
How to Sell Shares                                                           19
 ...............................................................................

Section 4  General Information

This section summarizes the funds' distribution policies and other general fund information.

Distributions and Taxes                                                      21
 ...............................................................................
Distribution and Service Plans                                               22
 ...............................................................................
Net Asset Value                                                              23
 ...............................................................................
Fund Service Providers                                                       23
 ...............................................................................

Section 5  Financial Highlights

This section provides the funds' financial performance since inception.

Balanced Stock and Bond Fund                                                 24
 ...............................................................................
Balanced Municipal and Stock Fund                                            25
 ...............................................................................

We have used the icons below throughout this prospectus to make it easy for you to find the type of information you need.



Investment Strategy

Risks

Fees, Charges
and Expenses

Shareholder
Instructions

Performance and
Current Portfolio
Information

                                                                October 30, 1998


Section 1  The Funds

              Nuveen Balanced Stock and Bond Fund

              Nuveen Balanced Municipal and Stock Fund

Introduction

This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Balanced Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

Building Capital While Moderating Risk

Individuals who plan to rely on their investments for financial security are often concerned about maintaining a comfortable standard of living. For these investors, a balanced mutual fund is often an appropriate investment. Balanced funds generally invest in stocks, that offer attractive long-term growth potential but also pay regular dividend income, and in bonds. By investing in bonds, these funds can provide additional current income and may also reduce overall portfolio volatility and stabilize returns during unfavorable markets. As a result, balanced mutual funds can offer investors the balance of long-term growth, current income and capital preservation potential they are seeking to help them maintain their lifestyle over time.

For those who seek suitable balanced funds for their portfolios, Nuveen offers the Nuveen Balanced Stock and Bond Fund and the Nuveen Balanced Municipal and Stock Fund, each with a different balance of long-term growth, current income and capital preservation potential.

                                                         Section 1 The Funds | 1

Nuveen Balanced Stock and Bond Fund

Fund Overview

Investment Objective

The fund seeks to provide over time an attractive total return from a diversified portfolio of equity securities, taxable fixed-income securities and cash equivalents by emphasizing capital appreciation in favorable markets and capital preservation in adverse markets.

How the Fund Pursues Its Objective

The fund purchases a diversified portfolio of stocks primarily of established, well-known domestic companies. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst-- for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks, which we believe have 15% to 25% price appreciation potential over the next 18 months.

We seek reduced risk, capital preservation potential and current income by balancing our stock investments with bonds. The bonds we purchase are primarily U.S. Treasury bonds with maturities from one to 15 years, but from time to time we may also purchase investment-grade corporate bonds if market conditions warrant.

What are the Risks of Investing in the Fund?

An investment in the fund is subject to market risk, interest rate risk and credit risk. Market risk is the risk that a particular stock in the fund, or stocks in general, may fall in value. Interest rate risk is the risk that interest rates will rise, causing bond prices and the fund's value to fall. Credit risk is the risk that a bond issuer will default or be unable to pay principal and interest to the fund; lower rated bonds generally carry greater credit risk. The fund's investments in foreign stock present additional risk including currency risk. As with any mutual fund investment, loss of money is a risk of investing.

Is this Fund Right for You?

This fund may be appropriate for you if you are seeking:

  . long-term growth potential from a value-driven strategy;
  . a substantial measure of downside protection;
  . the convenience of a balanced portfolio in a single investment; . to focus on established, well-known companies;
  . to meet long-term financial goals.
You should not invest in this fund if you are:
  . unwilling to accept share price fluctuation;
  . investing to meet short-term financial goals.


How the Fund Has Performed

Nuveen has selected Institutional Capital Corporation to manage the fund's portfolio. The chart and table below illustrate annual fund, peer group and market benchmark returns for the periods ending December 31, 1997. This information is intended to give you some indication of the risks of an investment in the fund by comparing the fund's performance with broad measures of market performance.


Total Returns*


[Bar Chart Appears Here]

Class A Annual Returns

         1997
         17.4%
*The year-to-date return as of 9/30/98 was 0.87%.

From its inception on August 7, 1996 through December 31, 1997, the fund's highest and lowest quarterly returns were 8.58% and .16%, respectively, for the quarters ending 6/30/97 and 12/31/97. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does. See "How the Portfolio Manager Has Performed" for additional performance information. The fund's and the portfolio manager's past performance are not necessarily an indication of how the fund will perform in the future.


                                    Average Annual Total Returns for
                                  the Periods Ended December 31, 1997
                                  ...................................

Class                               1 Year                Inception
---------------------------------------------------------------------
Class A                             11.23%                  17.10%
 .....................................................................
Class B                             12.58%                  18.24%
 .....................................................................
Class C                             16.59%                  21.07%
 .....................................................................
Class R                             17.72%                  22.29%
 .....................................................................
S&P 500/1/                          33.36%                  37.31%
 .....................................................................
Lipper Peer Group/1/                20.30%                  22.97%
 .....................................................................
LB Int. Treasury Index/1/            7.69%                   8.61%
 .....................................................................
Market Benchmark/1/                 22.76%                  16.63%
 .....................................................................



2 | Section 1 The Funds

What are the Costs of Investing?

Shareholder Transaction Expenses/2/

Paid Directly From Your Investment


Share Class                             A           B        C        R/3/
--------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                           5.25%/4/    None     None      None
Maximum Sales Charge Imposed
on Reinvested Dividends                None        None     None      None
Exchange Fees                          None        None     None      None
Deferred Sales Charge/5/               None/4/       5%/6/    1%/7/   None

Annual Fund Operating Expenses/8/

Paid From Fund Assets

Share Class                              A          B        C         R
--------------------------------------------------------------------------
Management Fees                           .75%      .75%     .75%      .75%
12b-1 Distribution and Service Fees       .25%     1.00%    1.00%       --%
Other Expenses                            .48%      .49%     .49%      .48%
Total Operating Expenses--Gross          1.48%     2.24%    2.24%     1.23%
Expense Waiver/Reimbursements            (.38%)    (.39%)   (.39%)    (.38%)
Total Operating Expenses--Net            1.10%     1.85%    1.85%      .85%

   The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.


                             Redemption                    No Redemption
Share Class      A       B       C       R       A       B       C       R
-----------------------------------------------------------------------------
1 Year         $  668  $  620  $  227  $  125  $  668  $  227  $  227  $  125
3 Years        $  968  $1,013  $  700  $  390  $  968  $  700  $  700  $  390
5 Years        $1,291  $1,311  $1,200  $  676  $1,291  $1,200  $1,200  $  676
10 Years       $2,201  $2,383  $2,575  $1,489  $2,201  $2,383  $2,575  $1,489

How the Fund Is Invested as of 6/30/98


Portfolio Allocation           Actual        Target
Stocks                            58%           55%
Taxable Bonds                     40%           40%
Cash Equivalents                   2%            5%

Portfolio Statistics

Average Market Capitalization (Stocks)  $31 billion
Average P/E (Stocks)                           17.6
Weighted Average Duration (Bonds)         5.2 years
Weighted Average Maturity (Bonds)         6.9 years


Top 5 Stock Holdings/9/

News Corp. Ltd. ADR                            4.9%
NationsBank Corporation                        3.9%
American Home Products                         3.9%
Hoechst AG ADR                                 3.7%
Philips Electronics N.V.                       3.5%


Credit Quality (Bonds)

U.S. Treasury Bonds                            100%





 1. Peer Group returns reflect the performance of the Lipper Balanced Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Balanced Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges. The table also reflects the performance of the Standard & Poor's 500 Index, Lehman Brothers Intermediate Treasury Index and a Market Benchmark Index. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges, or other fees. The Market Benchmark Index is comprised of a 60% weighting in the S&P 500 Index and 40% in the Lehman Brothers Intermediate Treasury Index.

 2. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

 3. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

 4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

 5. As a percentage of lesser of purchase price or redemption proceeds.

 6. Class B shares redeemed within six years of purchase bear a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

 7. Class C shares redeemed within one year of purchase bear a 1% CDSC.

 8. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. The investment advisor has agreed to waive fees and reimburse expenses through July 31, 1999 in order to prevent Total Operating Expenses (excluding any distribution or service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of fund shares, which is higher than the expense reimbursement limit in place during fiscal year ended 6/30/98.

 9. As a percentage of the fund's stock holdings. Holdings will vary.


                                                       Section 1  The Funds | 3

Nuveen Balanced Municipal and Stock Fund

Fund Overview

Investment Objective

The fund seeks to provide over time an attractive after-tax total return through a combination of federally tax-exempt income and capital appreciation with capital preservation in adverse markets.

How the Fund Pursues Its Objective

The fund invests the majority of its assets in investment-grade quality municipal bonds. We concentrate on municipal bonds with favorable characteristics we believe are not yet recognized by the market, trying to identify those higher-yielding and undervalued bonds with intermediate characteristics that we believe offer the best balance of current tax-free income and capital preservation potential.

We invest the balance of fund assets primarily in established, well-known domestic companies. We concentrate on stocks we believe are selling for less than their intrinsic worth, trying to identify those with a catalyst--for example, a management change or an improved industry outlook--that will unlock the stock's unrecognized value. We generally buy only 40 to 50 stocks, which we believe have 15% to 25% price appreciation potential over the next 18 months.

What are the Risks of Investing in the Fund?

An investment in the fund is subject to market risk, interest rate risk and credit risk. Market risk is the risk that a particular stock in the fund, or stocks in general, may fall in value. Interest rate risk is the risk that interest rates will rise, causing bond prices and the fund's value to fall. Credit risk is the risk that a bond issuer will default or be unable to pay principal and interest to the fund; lower rated bonds generally carry greater credit risk. The fund's investments in foreign stock present additional risk including currency risk. As with any mutual fund investment, loss of money is a risk of investing.

Is this Fund Right for You?

This fund may be appropriate for you if you are seeking:

  . attractive after-tax returns from a value-driven strategy;

  . a substantial measure of downside protection;

  . the convenience of a balanced portfolio in a single investment;

  . to reduce the taxes on your investment return;

  . to meet long-term financial goals.

You should not invest in this fund if you are:

  . investing in a tax deferred account;

  . unwilling to accept share price fluctuation;

  . investing to meet short-term financial goals.

How the Fund Has Performed

Nuveen Institutional Advisory Corp. manages the municipal investments of the fund and has selected Institutional Capital Corporation to manage the fund's equity portfolio. The chart and table below illustrate annual fund, peer group, and market benchmark returns for the periods ending December 31, 1997. This information is intended to give you some indication of the risks of an investment in the fund by comparing the fund's performance with broad measures of market performance.

Total Returns*

[BAR CHART APPEARS HERE]

CLASS A ANNUAL RETURNS

1997.............16.3%

*The year-to-date return as of 9/30/98 was 1.52%.

From its inception on August 7, 1996 through December 31, 1997, the fund's highest and lowest quarterly returns were 7.74% and .68%, respectively, for the quarters ending 6/30/97 and 12/31/97. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

                               Average Annual Total Returns for
                              the Periods Ended December 31, 1997
                              -----------------------------------
Class                                 1 Year    Inception
=================================================================
Class A                               10.22%      14.11%
-----------------------------------------------------------------
Class B                               11.53%      15.13%
-----------------------------------------------------------------
Class C                               15.48%      17.94%
-----------------------------------------------------------------
Class R                               16.68%      19.10%
-----------------------------------------------------------------
S&P 500/1/                            33.36%      37.31%
-----------------------------------------------------------------
Lipper Peer Group/1/                  20.30%      22.97%
-----------------------------------------------------------------
LB 10-Year Muni Index/1/               9.24%       9.96%
-----------------------------------------------------------------
Market Benchmark/1/                   18.59%      20.45%
-----------------------------------------------------------------

4 Section 1 The Funds

What are the Costs of Investing?


Shareholder Transaction Expenses/2/
Paid Directly From Your Investment

Share Class                              A          B          C          R/3/
-------------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                           5.25%/4/    None       None       None
 ...............................................................................
Maximum Sales Charge Imposed
on Reinvested Dividends                 None       None       None       None
 ...............................................................................
Exchange Fees                           None       None       None       None
 ...............................................................................
Deferred Sales Charges/5/               None/4/      5%/6/      1%/7/    None
 ...............................................................................

Annual Fund Operating Expenses/8/
Paid From Fund Assets

Share Class                              A          B          C          R
-------------------------------------------------------------------------------
Management Fees                         .75%       .75%       .75%       .75%
 ...............................................................................
12b-1 Distribution and Service Fees     .25%      1.00%      1.00%        --%
 ...............................................................................
Other Expenses                          .36%       .35%       .36%       .36%
 ...............................................................................
Total Operating Expenses-Gross         1.36%      2.10%      2.11%      1.11%
 ...............................................................................
Expense Waiver/Reimbursements          (.26%)     (.25%)     (.26%)     (.26%)
 ...............................................................................
Total Operating Expenses-Net           1.10%      1.85%      1.85%       .85%
 ...............................................................................


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                        Redemption                    No Redemption
Share Class      A       B       C       R       A       B       C       R
-------------------------------------------------------------------------------
1 Year         $  656  $  607  $  214  $  113  $  656  $  213  $  214  $  113
 ...............................................................................
3 Years        $  933  $  972  $  661  $  353  $  933  $  658  $  661  $  353
 ...............................................................................
5 Years        $1,231  $1,241  $1,134  $  612  $1,231  $1,129  $1,134  $  612
 ...............................................................................
10 Years       $2,074  $2,242  $2,441  $1,352  $2,074  $2,242  $2,441  $1,352
 ...............................................................................


How the Fund Is Invested (as of 6/30/98)



Portfolio Allocation                Actual         Target
Municipal Bonds                      56%            60%
 .........................................................
Stocks                               41%            35%
 .........................................................
Cash Equivalents                      3%             5%
 .........................................................

Portfolio Statistics
Average Market Capitalization (Stocks)      $31 billion
 .........................................................
Average P/E (Stocks)                               17.6
 .........................................................
Weighted Average Duration (Bonds)             6.7 years
 .........................................................
Weighted Average Maturity (Bonds)            13.0 years
 .........................................................

Top 5 Stock Holdings/9/
News Corp. Ltd. ADR                                5.0%
 .........................................................
Hoechst AG ADR                                     3.9%
 .........................................................
NationsBank Corporation                            3.9%
 .........................................................
American Home Products Corp.                       3.9%
 .........................................................
Philips Electronics N.V.                           3.7%
 .........................................................

Credit Quality (Bonds)/10/
AAA                                                 44%
 .........................................................
AA                                                   7%
 .........................................................
A                                                   18%
 .........................................................
BBB/NR                                              31%
 .........................................................



 1. Peer Group returns reflect the performance of the Lipper Balanced Fund Index, an index that represents the average annualized returns of the 30 largest funds in the Lipper Balanced Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

    The table also reflects the performance of the Standard & Poor's 500 Index, Lehman Brothers 10-Year Municipal Bond Index and a Market Benchmark Index. The index returns assume reinvestment of dividends, but do not include any brokerage commissions, sales charges or other fees. The Market Benchmark Index is comprised of a 40% weighting in the S&P 500 Index and 60% in the Lehman Brothers 10-Year Municipal Bond Index.

 2. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

 3. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

 4. Reduced Class A sales charges apply to purchases of $50,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

 5. As a percentage of lesser of purchase price or redemption proceeds.

 6. Class B shares redeemed within six years of purchase bear a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

 7. Class C shares redeemed within one year of purchase bear a 1% CDSC.

 8. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. The investment adviser has agreed to waive fees and reimburse expenses through July 31, 1999 in order to prevent Total Operating Expenses (excluding any distribution or service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of fund shares, which is higher than the expense reimbursement limit in place during fiscal year ended 6/30/98.

 9. As a percentage of the fund's stock holdings. Holdings will vary.

10. As a percentage of the fund's bond holdings. Holdings will vary.

                                                       Section 1  The Funds | 5

Section 2  How We Manage Your Money

To help you understand the funds better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information.


Who Manages the Funds

Nuveen Institutional Advisory Corp. (NIAC), 333 West Wacker Drive, Chicago, IL 60606, has overall responsibility for management of the funds. NIAC oversees the management of the funds' portfolios, manages the funds' business affairs and provides certain clerical, bookkeeping and other administrative services. NIAC is a wholly owned subsidiary of John Nuveen & Co. Incorporated (Nuveen). Founded in 1898, Nuveen has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. Nuveen is the sponsor and principal underwriter of the funds' shares and has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates have approximately $50 billion in assets under management.

NIAC has selected Institutional Capital Corporation, 225 West Wacker Drive, Chicago, IL 60606, as subadviser to manage the investment portfolios of the Balanced Stock and Bond Fund, and the equity investments of the Balanced Municipal and Stock Fund. Institutional Capital is an institutional investment management firm with over 28 years of experience and approximately $12 billion in assets under management. Institutional Capital's investment management strategy and operating policies are set through a team approach, with all its investment professionals contributing. Institutional Capital currently maintains a staff of 11 investment professionals. Mr. Robert H. Lyon, president, owns shares representing 51% of its voting rights. In addition, The John Nuveen Company owns preferred shares of Institutional Capital, which are convertible after several years into a 20% common stock interest.

NIAC manages the municipal investments of the Balanced Municipal and Stock Fund. Overall investment management strategy and operating policies for the fund's municipal investments are set by NIAC's Investment Policy Committee. This committee is comprised of the principal executive officers and portfolio managers of NIAC and meets regularly to review economic conditions, the outlook for the financial markets in general and the status of the municipal markets in particular. Daniel S. Solender has responsibility for the day-to-day management of the fund's municipal investments. Mr. Solender has been an assistant vice president of NIAC since September 1997 and manager of the fund's municipal investments since the fund's inception. Mr. Solender is also an assistant vice president and previously was an assistant portfolio manager of Nuveen Advisory Corp., another investment subsidiary of Nuveen. Mr. Solender currently manages investments for 19 Nuveen-sponsored investment companies.

6 Section 2  How We Manage Your Money

Management Fees

For providing these services, NIAC is paid an annual fund management fee according to the following schedule:

Average Daily                 Balanced Stock   Balanced Municipal
Net Asset Value               and Bond Fund    and Stock Fund
For the first $125 million    .7500 of 1%      .7500 of 1%
 ..................................................................
For the next $125 million     .7375 of 1%      .7375 of 1%
 ..................................................................
For the next $250 million     .7250 of 1%      .7250 of 1%
 ..................................................................
For the next $500 million     .7125 of 1%      .7125 of 1%
 ..................................................................
For the next $1 billion       .7000 of 1%      .7000 of 1%
 ..................................................................
For assets over $2 billion    .6750 of 1%      .6750 of 1%
 ..................................................................

For the most recent fiscal year, the funds paid to NIAC, after expense reimbursements, the following management fees (as a percentage of average net assets):

Balanced Stock and Bond Fund                     .37%
 .....................................................
Balanced Municipal and Stock Fund                .49%
 .....................................................

Out of the fund management fee, NIAC pays a portfolio management fee to Institutional Capital Corporation. Each fund pays for its own operating expenses such as custodial, transfer agent, accounting and legal fees; brokerage commissions; distribution and service fees; organizational expenses; and extraordinary expenses.

What Securities We Invest In

Equity Securities

Both the Balanced Stock and Bond Fund and Balanced Municipal and Stock Fund invest in equity securities. Eligible equity securities include common stocks; preferred stocks; warrants to purchase common stocks or preferred stocks; securities convertible into common or preferred stocks, such as convertible bonds and debentures; dollar-denominated securities of foreign companies (limited to 25% of net assets) and other securities with equity characteristics. Any convertible bonds and debentures must be rated investment grade (one of the four highest ratings by Moody's Investors Service, Standard & Poor's, Duff & Phelps or Fitch IBCA, Inc.) when purchased.

Taxable Bonds

The Balanced Stock and Bond Fund invests the fixed income portion of its portfolio in taxable bonds. Eligible taxable bonds are U.S. Treasury and other investment-grade bonds with maturities of one to 15 years. We focus on U.S. Treasury securities but may purchase other bonds from time to time if market conditions warrant. Investment-grade securities are those rated in the four highest categories by Moody's Investors Service, Standard & Poor's, Duff & Phelps or Fitch IBCA, Inc. when purchased.

Municipal Obligations

The Balanced Municipal and Stock Fund invests the fixed income portion of its portfolio in municipal bonds. States, local governments and municipalities issue municipal bonds to raise money for various public

                                           Section 2  How We Manage Your Money 7
purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. Municipal bonds pay income that is exempt from regular federal income tax but may be subject to the federal alternative minimum tax. A municipality may issue general obligation bonds which are secured by its taxing power, or it may issue revenue bonds that are payable from the revenues of a particular project or a special excise tax.

The Balanced Municipal and Stock Fund may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the fund will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

The Balanced Municipal and Stock Fund will purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the fund's investment adviser. We will not invest more than 20% of the fund's municipal investments in this type of unrated municipal obligation. These policies can only be changed by shareholder vote.

The Balanced Municipal and Stock Fund will invest at least 80% of its municipal assets in investment-grade quality municipal bonds with effective remaining maturities of no more than 15 years. This policy will not limit the stated or nominal maturities of the municipal bonds in which the fund invests. The effective remaining maturity of a municipal bond may be shorter than its stated maturity for a variety of reasons, including the bond's call features, its stated or expected payment schedule or other terms or conditions that may cause the bond to have the risk of price fluctuations of an otherwise comparable but shorter-term bond.

Short-Term Investments

The funds may invest in short-term investments including U.S. government securities, quality commercial paper or similar fixed-income securities with remaining maturities of one year or less. The Balanced Municipal and Stock Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. For more information on short-term investments, see the Statement of Additional Information.

How We Select Investments

We adhere to disciplined, value-driven investment strategies whose aim is to provide consistent, attractive performance over time with moderated risk. We emphasize quality securities carefully chosen through in-depth research and follow those securities closely over time to assess whether they continue to meet our purchase rationale.

Equity Securities

Institutional Capital selects stocks from a universe of approximately 450 large and midsize companies with at least $500 million in market capitalization. Proprietary quantitative valuation models determine which of these stocks currently appear to be selling for less than their intrinsic

8 Section 2  How We Manage Your Money
worth. Based on a qualitative assessment of each company's prospects, we then look for a catalyst that we believe will unlock the stock's unrecognized value. A catalyst may be as simple as a management change or as complex as a fundamentally improved industry outlook. We generally buy only 40 to 50 stocks, which we believe have a 15% to 25% price appreciation potential over the next 18 months for the equity portion of each fund's investment portfolio.

Taxable Fixed-Income Securities

Institutional Capital selects taxable fixed-income securities for the Balanced Stock and Bond Fund based on its general outlook for the fixed-income markets as well as a detailed analysis of expected yield curve changes. We use proprietary quantitative models and qualitative assessment of top-down economic and market factors to develop an outlook on interest rates. We then analyze the current shape of the yield curve as well as expected changes under different scenarios. We select the specific mix of maturities that offer the best balance of current income and capital preservation potential in light of current and expected market conditions.

Municipal Obligations for the Balanced Municipal and Stock Fund

NIAC selects municipal obligations for the Balanced Municipal and Stock Fund based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. NIAC is supported by Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of the fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal obligations with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal obligations that we believe represent the most attractive values.

Portfolio Turnover

A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds anticipate that they may engage in active trading in equity securities. The funds anticipate that their annual equity portfolio turnover rate will generally be between 100% and 200%. The Balanced Municipal and Stock Fund expects annual municipal portfolio turnover to be significantly less than 75%. The Balanced Stock and Bond Fund anticipates that its annual bond portfolio turnover rate will generally not exceed 75%. A turnover rate of 100% would occur, for example, if the fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains.


Delayed Delivery Transactions

The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an

                                           Section 2  How We Manage Your Money 9
element of risk because the value of the security to be purchased may decline before the settlement date.

Each fund's investment objective may not be changed without shareholder approval. The above investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

How the Portfolio Manager Has Performed

The chart and table below illustrate the historical performance of the portfolio manager's investment strategy for the Nuveen Balanced Stock and Bond Fund. They present the performance of Institutional Capital's Balanced Composite, which represents all its individually managed accounts (totalling $784 million) that have substantially the same investment objectives and policies as the fund. Of course, past performance is no indication of future results, and the chart and table represent performance of managed accounts and not actual fund performance.

Growth of a $10,000 Investment 6/78--6/98

                             [Graph appears here]

       .-.- S&P 500 $248,706
        ___ Portfolio Manager Balanced Composite $153,717
        - - Lipper Balanced Index $138,560
        ... CPI $25,000

                          Portfolio Manager       Lipper Balanced
          S&P 500         Balanced Composite          Index               CPI
--------------------------------------------------------------------------------
          10,000                9,475                   10,000          10,000
--------------------------------------------------------------------------------
2Q83      22,936               19,725                   21,573          15,265
--------------------------------------------------------------------------------
2Q88      45,309               40,747                   40,647          18,098
--------------------------------------------------------------------------------
2Q93      88,061               77,071                   72,543          22,148
--------------------------------------------------------------------------------
2Q98     248,706              153,717                  138,560          25,000
--------------------------------------------------------------------------------



Portfolio Manager Composite Returns
                                      Average Annual Total Returns
                                  -------------------------------------
                                   1-Year   5-Year   10-Year    20-Year
-----------------------------------------------------------------------
On Offer                           10.54%   13.57%    13.58%    14.64%
-----------------------------------------------------------------------
On NAV                             16.66%   14.81%    14.20%    14.95%
-----------------------------------------------------------------------

The managed accounts reflected above are not subject to all of the same investment restrictions, investment inflows and outflows, and distribution requirements as the fund, which may affect fund performance. We assumed that an investor paid a maximum Class A sales charge of 5.25% and we deducted from the Composite's gross-of-fee returns the Class A gross operating expenses of 1.48% for the fund's most recent fiscal year. This chart would be different for a Class B, C or R investment because of their different sales charges and operating expenses. The Lipper Balanced Fund Index represents the average annualized returns of the 30 largest funds in the Lipper Balanced Category. Index returns assume reinvestment of all dividends but do not include any brokerage commissions, sales charges or other fees. This chart does not represent past or future performance of the fund.


10 Section 2 How We Manage Your Money

What the Risks Are

Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in these funds to be a long-term investment.

Market risk: As mutual funds investing a portion of their assets in stocks, the funds are subject to market risk. Market risk is the risk that a particular stock, an industry, or stocks in general may fall in value.

Interest rate risk: Because the funds also invest in bonds, the funds are subject to interest rate risk. Interest rate risk is the risk that the value of the fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk.

Income risk: The funds' investment in bonds exposes the funds to income risk. Income risk is the risk that the income from the fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

Credit risk: The funds' investment in bonds also exposes the funds to credit risk. Credit risk is the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing financial or market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds. Year 2000 issues may affect the ability of issuers to meet their payment obligations to their bond holders, and may adversely affect their credit ratings.

Inflation risk: Like all mutual funds, the funds are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the funds' assets can decline as can the value of the funds' distributions.

Correlation risk: Although the prices of equity and fixed-income securities often rise and fall at different times so that a fall in the price of one is offset by a rise in the price of the other, in a down market the prices of these securities can also fall in tandem. Because the funds invest in stocks and bonds, the funds are subject to correlation risk.

Foreign investment risk: Securities issued by foreign companies or governments (which are limited to 25% of net assets) present risks beyond those of securities of U.S. issuers. Such risks include political or economic instability, changes in foreign currency exchange rates, and less publicly available information. Prices of foreign securities also may be more volatile and they may be less liquid than U.S. stocks.

                                         Section 2 How We Manage Your Money | 11

How We Manage Risk

We use time-tested risk management strategies designed to help protect your capital during periods of market uncertainty or weakness: broad portfolio diversification, a rigorous sell discipline and defined portfolio allocation ranges. The funds also invest in quality bonds whose steady income and relative price stability can help reduce volatility and stabilize returns in down markets. While we use these strategies to control or reduce risk, there is no assurance that we will succeed.

Portfolio Allocation Targets and Ranges

Each fund follows a disciplined asset allocation methodology that keeps your portfolio mix within a defined range over time as market conditions change. The funds have established the following allocation targets and operating ranges for each asset class:

                     Balanced Stock and Bond Fund    Balanced Municipal and Stock Fund
                        Target          Range           Target              Range
Stocks                    55%          40-70%             35%              30-50%
--------------------------------------------------------------------------------------
Bonds                     40%          25-55%             60%              50-70%
--------------------------------------------------------------------------------------
Cash Equivalents           5%           0-20%              5%               0-10%
--------------------------------------------------------------------------------------

A fund's Board of Trustees may change the target investment mix and operating ranges for each asset class without shareholder approval. The Balanced Municipal and Stock Fund will not set the minimum allowable allocation for municipal bonds below 50%.

Investment Limitations

The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

 . 5% in securities in any one issuer, or 10% of the voting securities of that issuer (except for U.S. government securities or for 25% of the fund's total assets);

 . 25% in any one industry (except U.S. government securities and, in the case of the Balanced Municipal and Stock Fund, municipal securities backed by governmental users). For example, as of June 30, 1998, the funds were invested in the following industries (as a percentage of the funds' stock holdings):

         Balanced Stock and                   Balanced Municipal
         Bond Fund                            and Stock Fund
         Financial                      14%   Financial                      14%
         ----------------------------------   ----------------------------------
         Health Care                    14%   Health Care                    13%
         ----------------------------------   ----------------------------------
         Consumer Services              12%   Consumer Services              12%
         ----------------------------------   ----------------------------------
         Basic Industries               10%   Consumer Staples               10%
         ----------------------------------   ----------------------------------
         Capital Equipment/Technology    9%   Capital Equipment/Technology   10%
         ----------------------------------   ----------------------------------
         Consumer Staples                9%   Basic Industries               10%
         ----------------------------------   ----------------------------------
         Transportation                  8%   Capital Spending                8%
         ----------------------------------   ----------------------------------
         Capital Spending                8%   Transportation                  8%
         ----------------------------------   ----------------------------------
         Energy                          7%   Energy                          6%
         ----------------------------------   ----------------------------------
         Retail                          4%   Retail                          4%
         ----------------------------------   ----------------------------------
         Other                           5%   Other                           5%
         ----------------------------------   ----------------------------------

12 | Section 2 How We Manage Your Money

Please see the Statement of Additional Information for a more detailed discussion of investment limitations.

Hedging and Other Defensive Investment Strategies

Each fund may invest up to 100% of its assets in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the proportion of a fund's assets invested in an asset category may fall outside its allowable range, and the fund may not achieve its investment objective.

We may also use various investment strategies designed to hedge against changes in the values of securities a fund owns or expects to purchase or to hedge against interest rate changes. These hedging strategies include using financial futures contracts, options on financial futures, or stock index options. The ability of a fund to benefit from options and futures is largely dependent on our ability to use such strategies successfully. A fund could lose money on futures transactions or an option can expire worthless.

The funds' approach to equity investing may also provide a measure of protection in adverse markets. The funds focus on stocks primarily of established, well-known companies which generally have been better positioned to weather adverse markets than smaller, less established companies. The funds purchase stocks with low valuations, measured by their relative price-to-earnings ratio. The prices of these types of stocks have often fallen less than more fully valued stocks during market downturns. The funds' allocation to bonds and cash equivalents can also provide a measure of added stability during adverse market conditions.

Portfolio Manager Performance in Down Markets

Over the past 20 years, there have been four periods in which the S&P 500 declined by 10% or more. Portfolio manager performance is represented by fund Class A returns on net asset value for the most recent period and by Institutional Capital's Balanced Composite for prior periods. Of course, past performance does not guarantee future results, and Composite performance does not represent actual fund results. Please see the discussion under "How the Portfolio Manager Has Performed" for a detailed discussion of portfolio manager composite returns and the index returns to which they are compared.

Portfolio Manager Down-Market Performance

                           [BAR CHART APPEARS HERE]

                Balanced Stock and Bond Fund Investment Strategy

Institutional Capital   Portfolio Manager    Balanced Stock   Lipper Balanced
      Composite         Balanced Composite   and Bond Fund      Fund Index       S&P 500
2Q81-2Q82                    3.26%                --              -0.67%         -13.47%
  4Q87                      -9.42%                --             -13.26%         -22.63%
  3Q90                      -6.90%                --              -8.09%         -13.78%
  Fund
  3Q98                        --                -8.51%            -5.79%          -9.92%

                                           Section 2 How We Manage Your Money 13

Section 3  How You Can Buy and Sell Shares

You can choose from four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

How to Choose a Share Class

In deciding whether to purchase Class A, Class B, Class C or Class R shares, you should consider:

 .  the amount of your purchase;

 .  any current holdings of fund shares;

 .  how long you expect to hold the shares;

 .  the amount of any up-front sales charge;

 . whether a contingent deferred sales charge (CDSC) would apply upon redemption;

 . the amount of any distribution or service fees that you may incur while you own the shares;

 . whether you will be reinvesting income or capital gain distributions in additional shares;

 .  whether you qualify for a sales charge waiver or reduction.

For a summary of the charges and expenses for each class, please see "What are the Costs of Investing?".

Class A Shares

You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .25% which compensates your financial adviser for providing ongoing service to you. The up-front Class A sales charge is as follows:

14 | Section 3 How you Can Buy and Sell Shares

                                                                                     Authorized Dealer
                                     Sales Charge as % of     Sales Charge as % of   Commission as % of
Amount of Purchase                   Public Offering Price    Net Amount Invested    Public Offering Price
Less than $50,000                            5.25%                   5.54%                   5.00%
$50,000 but less than $100,000               4.25%                   4.44%                   4.00%
$100,000 but less than $250,000              3.50%                   3.63%                   3.25%
$250,000 but less than $500,000              2.75%                   2.83%                   2.50%
$500,000 but less than $1,000,000            2.00%                   2.04%                   1.75%
$1,000,000 and over                            --*                     --                    1.00%*

*You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays Authorized Dealers of record on these share purchases a sales commission of 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1% of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

Class B Shares

You can buy Class B shares at the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1% of average daily assets. The annual .25% service fee compensates your financial adviser for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Years Since Purchase    0-1    1-2    2-3    3-4    4-5    5-6
CDSC                     5%     4%     4%     3%     2%     1%

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Class C Shares

You can buy Class C shares at the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1%. The annual
 .25% service fee compensates your financial adviser for providing ongoing service to you. The annual .75% distribution fee reimburses Nuveen for paying your financial adviser an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you may have to pay a 1% CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower.


                                   Section 3  How You Can Buy and Sell Shares 15

Class R Shares

Under limited circumstances, you may purchase Class R Shares at the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R Shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.


   Class A Sales Charge Reductions

 .  Rights of accumulation
 .  Letter of intent
 .  Group purchase

   Class A Sales Charge Waivers

 .  Nuveen Defined Portfolio reinvestment
 .  Purchases using redemptions from unrelated funds
 .  Retirement plans
 .  Certain employees and directors of Nuveen or
   employees of authorized dealers
 .  Bank trust departments

   Class R Eligibility

 .  Certain employees and directors of Nuveen or
   employees of authorized dealers
 .  Bank trust departments

In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

How to Buy Shares

You may open an account with $3,000 per fund share class ($1,000 for a Traditional/Roth IRA account; $500 for an Education IRA account; and $500 for accounts opened through certain fee based programs) and make additional investments at any time with as little as $50. There is no minimum if you are reinvesting Nuveen Defined Portfolio distributions. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price. A business day is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. New York time.

16 Section 3  How You Can Buy and Sell Shares

Through a Financial Adviser

You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing investment advice and services. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

By Mail

You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186.

Systematic Investing

Once you have established a fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from your paycheck, contact your financial adviser or call Nuveen at (800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time and does not assure that you will profit.

Systematic Investment Plan

You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.

Payroll Direct Deposit Plan

You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

                                   Section 3  How You Can Buy and Sell Shares 17

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Special Services--Fund Direct" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in a fund's systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Special Services

To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

Exchanging Shares

You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. Because an exchange is treated for tax purposes as a concurrent sale and purchase and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of any contemplated exchange.

The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

Fund Direct/SM/

You may link your fund account to your bank account and transfer money electronically between these accounts and perform a variety of account transactions, including buying shares by telephone and investing through a Systematic Investment Plan. You may also have dividends, distributions, redemption payments or systematic withdrawals sent directly to your bank account.

Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

18 Section 3  How You Can Buy and Sell Shares

How to Sell Shares

You may use one of the following ways to sell (redeem) your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

Through Your Financial Adviser

You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.

By Telephone

If you have authorized telephone redemption privileges, you can redeem your shares by telephone. You may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder of record and mailed to the address of record. If you have established electronic funds transfer privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day. Nuveen and Chase Global Funds Services Company, the funds' transfer agent, will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

By Mail

You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

 .  The fund's name;

 .  Your name and account number;

 .  The dollar or share amount you wish to redeem;

 .  The signature of each owner exactly as it appears on the account;

 . The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

An Important Note About Involuntary Redemption

From time to time, the funds may establish minimum account size requirements. The funds reserve the right to liquidate your account upon 30 days' written notice if the value of your account falls below an established minimum. The funds presently have set a minimum balance of $100 unless you have an active Nuveen Defined Portfolio reinvestment account. You will not be assessed a CESC on an involuntary redemption.

                                    Section 3 How You Can Buy and Sell Shares 19

 . The address where you want your redemption proceeds sent (if other than the address of record);

 .  Any certificates you have for the shares; and

 .  Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check is cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by a fund. A notary public cannot provide a signature guarantee.

20 Section 3 How You Can Buy and Sell Shares

Section 4  General Information


To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.

Distributions and Taxes

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.

Taxes and Tax Reporting

The funds intend to make distributions that may be taxed as ordinary income or capital gains. Dividends from a fund's long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. Because the Balanced Municipal and Stock Fund invests in municipal bonds, certain dividends you receive will be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax (AMT). The tax you pay on a given capital gains distribution depends generally on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains, including any percentage of your fund dividends attributable to municipal obligations, that you were paid during the prior year. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name. Nuveen will send you this statement if you hold your shares in registered form. The tax status of your dividends from these funds is not affected by whether you reinvest your dividends or receive them in cash. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

                                                Section 4 General Information 21

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

Distribution Schedule
                                     Tax-Free Dividends  Taxable Dividends  Capital Gains
Balanced Stock and Bond Fund         None                Quarterly          December
-----------------------------------------------------------------------------------------
Balanced Municipal and Stock Fund    Monthly             December           December
-----------------------------------------------------------------------------------------

Distribution and Service Plans

John Nuveen & Co. Incorporated serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)

Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to Authorized Dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate Authorized Dealers, including Nuveen, for providing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, the expenses of preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



22 Section 4 General Information

Net Asset Value

The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the fair value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day. Common stocks and other equity securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes fair market value based on prices of comparable securities.

Fund Service Providers

The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

NIAC and Chase Global Funds Services Company each rely on computer systems to manage the funds' investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. NIAC is working with the funds' service providers to adapt their systems to address this "Year 2000" issue. NIAC and the funds expect, but there can be no absolute assurance, that the necessary work will be completed on a timely basis.

                                                Section 4 General Information 23

Section 5 Financial Highlights

The following tables are intended to help you better understand each fund's recent past performance. The tables are excerpted from each fund's latest financial statements audited by Arthur Andersen LLP. You may obtain the complete statements along with the auditor's report by requesting from Nuveen a free copy of the fund's latest annual shareholder report.

Balanced Stock and Bond Fund

Selected data for a share outstanding throughout each period is as follows:

                                     Investment Operations                  Less Distributions
                               ----------------------------------    --------------------------------
Class
(Inception
Date)
                                                     Net
                                                Realized
                                                     and                                                 Ending
Year              Beginning           Net     Unrealized                    Net                             Net
Ending            Net Asset    Investment     Investment             Investment    Capital                Asset
June 30,              Value     Income(a)    Gain (Loss)    Total        Income      Gains      Total     Value
---------------------------------------------------------------------------------------------------------------
Class A (8/96)

  1998               $23.84          $.77          $3.11    $3.88        $(.76)     $(.57)    $(1.33)    $26.39
  1997(c)             20.00           .70           3.66     4.36         (.42)      (.10)      (.52)     23.84

Class B (8/96)

  1998                23.84           .59           3.10     3.69         (.57)      (.57)     (1.14)     26.39
  1997(c)             20.00           .46           3.75     4.21         (.27)      (.10)      (.37)     23.84

Class C (8/96)

  1998                23.84           .59           3.10     3.69         (.57)      (.57)     (1.14)     26.39
  1997(c)             20.00           .53           3.68     4.21         (.27)      (.10)      (.37)     23.84

Class R (8/96)

  1998                23.84           .83           3.11     3.94         (.82)      (.57)     (1.39)     26.39
  1997(c)             20.00           .61           3.80     4.41         (.47)      (.10)      (.57)     23.84
---------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                                        --------------------------
Class
(Inception
Date)
                                                        Ratio of Net
                                            Ratio of      Investment
                                Ending      Expenses          Income
Year                               Net    to Average      to Average    Portfolio
Ending                Total     Assets           Net             Net     Turnover
June 30,          Return(b)      (000)     Assets(a)       Assets(a)         Rate
----------------------------------------------------------------------------------
Class A (8/96)

  1998                16.71%   $69,614          1.10%           3.06%          86%
  1997(c)             22.04     56,686          1.10*           3.39*          52

Class B (8/96)

  1998                15.86     10,356          1.85            2.32           86
  1997(c)             21.26        646          1.85*           2.23*          52

Class C (8/96)

  1998                15.86      4,142          1.85            2.31           86
  1997(c)             21.26        980          1.85*           2.53*          52

Class R (8/96)

  1998                16.99      3,413           .85            3.32           86
  1997(c)             22.31      6,052           .85*           3.12*          52
----------------------------------------------------------------------------------

  *  Annualized.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Institutional Advisory Corp.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)  From commencement of class operations as noted.

24 | Section 5 Financial Highlights

Balanced Municipal and Stock Fund

Selected data for a share outstanding throughout each period is as follows:

                                         Investment Operations                 Less Distributions
                                   ----------------------------------    -------------------------------
Class
(Inception
Date)
                                                         Net
                                                    Realized
                                                         and                                                Ending
Year                  Beginning           Net     Unrealized                    Net                            Net
Ending                Net Asset    Investment     Investment             Investment    Capital               Asset        Total
June 30,                  Value     Income(a)    Gain (Loss)    Total        Income      Gains     Total     Value    Return(b)
--------------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
  1998                   $23.11          $.67          $2.66    $3.33        $(.61)     $(.37)    $(.98)    $25.46       14.71%
  1997(c)                 20.00           .56           3.02     3.58         (.42)      (.05)     (.47)     23.11       18.05
Class B (8/96)
  1998                    23.11           .49           2.67     3.16         (.37)      (.37)     (.74)     25.53       13.91
  1997(c)                 20.00           .40           3.04     3.44         (.28)      (.05)     (.33)     23.11       17.32
Class C (8/96)
  1998                    23.10           .49           2.66     3.15         (.37)      (.37)     (.74)     25.51       13.87
  1997(c)                 20.00           .40           3.03     3.43         (.28)      (.05)     (.33)     23.10       17.27
Class R (8/96)
  1998                    23.11           .72           2.66     3.38         (.73)      (.37)    (1.10)     25.39       14.94
  1997(c)                 20.00           .61           3.03     3.64         (.48)      (.05)     (.53)     23.11       18.38
--------------------------------------------------------------------------------------------------------------------------------

                                                    Ratios/Supplemental Data
                                                    -------------------------
Class
(Incepton
Date)
                                                    Ratio of Net
                                        Ratio of      Investment
                            Ending      Expenses          Income
                               Net    to Average      to Average    Portfolio
                            Assets           Net             Net     Turnover
                             (000)     Assets(a)       Assets(a)         Rate
-------------------------------------------------------------------------------
Class A (8/96)
  1998                    $117,005          1.10%           2.73%          87%
  1997(c)                   79,952          1.10*           2.79*          32
Class B (8/96)
  1998                      32,384          1.85            1.96           87
  1997(c)                    2,051          1.85*           1.99*          32
Class C (8/96)
  1998                      14,908          1.85            1.97           87
  1997(c)                    1,559          1.85*           1.97*          32
Class R (8/96)
  1998                       1,353           .85            2.99           87
  1997(c)                    6,963           .85*           3.16*          32
-------------------------------------------------------------------------------

  *  Annualized.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Institutional Advisory Corp.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.


                                        Section 5    Financial Highlights  |  25

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Taxable Income

Income Fund

Tax-Free Income

National Municipal Bond Funds
Long-term
Insured Long-term
Intermediate-term
Limited-term

State Municipal Bond Funds

Arizona
California/1/
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky/2/

Louisiana
Maryland
Massachusetts/1/
Michigan
Missouri
New Jersey
New Mexico
New York/1/

North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on the funds' policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the funds' latest semi-annual or annual fiscal year end. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or for other fund information.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington D.C. 20549. The funds' Investment Company file number is 811-07619.

1. Long-term and insured long-term portfolios.
2. Long-term and limited-term portfolios.


EPR-BAL-NA 10-98

NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787
www.nuveen.com

Statement of Additional Information
October 30, 1998
Nuveen Investment Trust
333 West Wacker Drive
Chicago, Illinois 60606

NUVEEN GROWTH AND INCOME STOCK FUND
NUVEEN BALANCED STOCK AND BOND FUND
NUVEEN BALANCED MUNICIPAL AND STOCK FUND

This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from a Fund, by written request to the Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186, or by calling 800-257-8787. This Statement of Additional Informa-tion relates to, and should be read in conjunction with, the Prospectus for a Fund. The Prospectuses for the Funds are dated October 30, 1998.

Table of Contents                                                         Page
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General Information                                                        B-2
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Investment Policies and Restrictions                                       B-2
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Investment Policies and Techniques                                         B-5
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Management                                                                B-22
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Fund Manager and Portfolio Manager                                        B-28
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Portfolio Transactions                                                    B-30
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Net Asset Value                                                           B-31
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Tax Matters                                                               B-32
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Performance Information                                                   B-39
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Additional Information on the Purchase and Redemption of Fund Shares and
 Shareholder Programs                                                     B-46
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Distribution and Service Plans                                            B-63
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Independent Public Accountants and Custodian                              B-65
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Financial Statements                                                      B-65
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General Trust Information                                                 B-65
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Appendix A--Ratings of Investments                                         A-1
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The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports, each of which is incorporated herein by refer-ence. The Annual Reports accompany this Statement of Additional Information.

                              GENERAL INFORMATION

Nuveen Growth and Income Stock Fund ("Growth/Income Fund"), Nuveen Balanced Stock and Bond Fund ("Stock/Bond Fund") and Nuveen Balanced Municipal and Stock Fund ("Muni/Stock Fund") (individually a "Fund" and collectively the "Funds") are series of the Nuveen Investment Trust (the "Trust"), an open-end diversi-fied management series investment company organized as a Massachusetts business trust on May 6, 1996. Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets, with its own objectives and policies. Currently, four series of the Trust are authorized and outstanding.

Certain matters under the Investment Company Act of 1940 which must be submit-ted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each se-ries affected by such matter.

                    INVESTMENT POLICIES AND RESTRICTIONS

INVESTMENT RESTRICTIONS
The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus for that Fund. A Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund:

(1) With respect to 75% of its total assets, purchase the securities of any is-suer (except securities issued or guaranteed by the United States government or any agency or instrumentality thereof) if, as a result, (i) more than 5% of the Fund's total assets would be invested in securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that is-suer.

(2) Borrow money, except that the Fund may (i) borrow money from banks for tem-porary or emergency purposes (but not for leverage or the purchase of invest-ments) and (ii) engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing (such as, investing in When-Issued Securities or certain futures and options), provided that the combina-tion of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Se-curities Act of 1933 in connection with the purchase and sale of portfolio se-curities.

(4) Make loans to other persons, except through (i) the purchase of debt secu-rities permissible under the Fund's investment policies, (ii) repurchase agree-ments, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(5) Purchase or sell physical commodities unless acquired as a result of own-ership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative in-struments, or from investing in securities or other instruments backed by physical commodities).

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7) Issue senior securities, except as permitted under the Investment Company Act of 1940.

(8) Purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose prin-cipal business activities are in the same industry (except that this restric-tion shall not be applicable to securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof and, in the case of the Muni/Stock Fund to Municipal Obligations, other than those Municipal Obliga-tions backed only by the assets and revenues of non-governmental users).

If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the invest-ment or the total assets will not constitute a violation of that restriction.

For the purpose of applying the limitation set forth in restriction (1) above to Municipal Obligations an issuer shall be deemed the sole issuer of a secu-rity when its assets and revenues are separate from other governmental enti-ties and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computa-tion of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facili-ty, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a Municipal Obligation is insured by bond insurance, it shall not be considered a security that is is-sued or guaranteed by the insurer; instead, the issuer of such Municipal Obli-gation will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the assets of the Muni/Stock Fund that may be invested in Municipal Obligations insured by any given insurer.

The foregoing fundamental investment policies, together with the investment objective of each of the Growth/Income Fund, the Stock/Bond Fund and the Muni/Stock Fund, and certain other policies specifically identified in the prospectus, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares pres-ent at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. A Fund may not:

(1) Sell securities short, unless the Fund owns or has the right to obtain se-curities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing se-curities on margin.

(3) Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

(4) Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions there-
of) if, as a result, more than 5% of its net assets would be invested in the securities of issuers that, including predecessors or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to securities of pooled investment vehicles or mortgage or as-set-backed securities.

(5) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law.

(6) Enter into futures contracts or related options if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premi-ums on futures contracts and related options.

(7) Invest in direct interests in oil, gas or other mineral exploration pro-grams or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(8) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its invest-ments at a time when it may be disadvantageous to do so.

(9) Each Fund may not invest in illiquid securities if, as a result of such in-vestment, more than 15% of the Fund's net assets would be invested in illiquid securities.

                    INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds' investment objectives, policies, and techniques that are described in the Prospectus for each Fund.

INVESTMENT IN MUNICIPAL OBLIGATIONS

Portfolio Investments
Except to the extent the Muni/Stock Fund invests in temporary investments as described below, all of the Muni/Stock Fund's investments in Municipal Obliga-tions will be comprised of tax-exempt Municipal Obligations that are either (1) rated, at the time of purchase, within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's Ratings Group ("S&P") or (2) unrated but which, in the opinion of the NIAC, have credit characteristics equivalent to, and will be of comparable quality to, Municipal Obligations so rated; provided, however, that not more than 20% of the Muni/Stock Fund's investments in Municipal Obligations, may be in such unrated bonds. The foregoing policies are fundamental policies of the Muni/Stock Fund. Municipal Securities rated Baa or BBB are considered "invest-ment grade" securities; Municipal Securities rated Baa are considered medium grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, while Municipal Securities rated BBB are regarded as having an adequate capacity to pay principal and interest. Mu-nicipal Securities rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely pay-ment, when due, of all principal and interest. A general description of Moody's and S&P's ratings is set forth in Appendix A hereto. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

The foregoing policies as to rating of investments in securities will apply only at the time of the purchase of a security, and the Fund will not be re-quired to dispose of securities in the event Moody's or S&P downgrades its as-sessment of the credit characteristics of a particular issuer.

The municipal portfolio manager of the Muni/Stock Fund pursues a value oriented approach for selecting municipal securities by seeking to identify underrated or undervalued Municipal Obligations. Underrated Municipal Obligations are those whose ratings do not, in Nuveen Institutional Advisory Corp.'s ("NIAC") opinion, reflect their true value. Such Municipal Obligations may be underrated because of the time that has elapsed since their rating was assigned or re-viewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal Obligations that are undervalued or that represent undervalued municipal market sectors are Municipal Obligations that, in NIAC's opinion, are worth more than the value assigned to them in the marketplace. Municipal Obligations of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal

Obligations of the market sector for reasons that do not apply to the particu-lar Municipal Obligations that are considered undervalued. The Muni/Stock Fund's investment in underrated or undervalued Municipal Obligations will be based on NIAC's belief that their prices should ultimately reflect their true value.

The Muni/Stock Fund has not established any limit on the percentage of its portfolio of investments that may be invested in Municipal Obligations subject to the alternative minimum tax provisions of Federal tax law. Consequently, a substantial portion of the current income produced by the Fund may be includable in alternative minimum taxable income. Special considerations apply to corporate investors. See "Tax Matters."

Also included within the general category of Municipal Obligations described in the Muni/Stock Fund Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obliga-tion. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropria-tion or default will be limited solely to the repossession of the leased prop-erty, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. The Muni/Stock Fund will seek to minimize these risks by not investing more than 20% of the assets allocated to investments in Municipal Obligations in Municipal Lease Obligations that contain "non-appropriation" clauses, and by only investing in those "non-ap-propriation" Municipal Lease Obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a gov-ernmental function of the municipality, (2) appropriate covenants will be ob-tained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (3) the lease obli-gor has maintained good market acceptability in the past, and (4) the invest-ment is of a size that will be attractive to institutional investors.

During temporary defensive periods (e.g., times when, in NIAC's opinion, the ability of a Fund to meet its long-term investment objectives and preserve the asset value of a Fund may be adversely affected by significant adverse market, economic, political, or other circumstances), and in order to keep cash on hand fully invested, a Fund may invest any percentage of its assets in tempo-rary investments. Temporary investments may be either tax-exempt or taxable. To the extent the Muni/Stock Fund invests in taxable temporary investments, the Fund will not at such times be in a position to achieve that portion of its investment objective of seeking income exempt from federal income tax. For further information, see "Short-Term Investments" below.

Obligations of issuers of Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obliga-tions of such issuers may become subject to the laws enacted in the future by

Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Short-Term Taxable Fixed Income Securities
The Growth/Income Fund may invest up to 35% of its total assets, and for tempo-rary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets, in cash equivalents and short-term taxable fixed income secu-rities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch, or A- or higher by Duff & Phelps, Inc. ("D&P") and having a maturity of one year or less. The Stock/Bond Fund may invest up to 20% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets, in cash equivalents and short-term taxable fixed income securities from issuers having a long-term rating of at least A or higher by S&P, Moody's or Fitch, or A- or higher by D&P and hav-ing a maturity of one year or less. The Muni/Stock Fund may invest up to 10% of its total assets, and for temporary defensive purposes or to keep cash on hand fully invested up to 100% of its total assets in cash equivalents and short-term taxable fixed income securities, although the Fund intends to invest in taxable temporary investments only in the event that suitable tax-exempt tempo-rary investments are not available at reasonable prices and yields. Short-term taxable fixed income securities are defined to include, without limitation, the following:

(1) Each Fund may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either is-sued or guaranteed by the U.S. Treasury or by U.S. government agencies or in-strumentalities. U.S. government agency securities include securities issued by
(a) the Federal Housing Administration, Farmers Home Administration, Export-Im-port Bank of the United States, Small Business Administration, and the Govern-ment National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obliga-tions of the agency or instrumentality; and (d) the Student Loan Marketing As-sociation, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agen-cies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and in-strumentalities do not guarantee the market value of their securities, and con-sequently, the value of such securities may fluctuate. The Muni/Stock Fund may only invest in government securities with maturities of less than one year or that have a variable or floating rate of interest.

(2) Each Fund may invest in certificates of deposit issued against funds depos-ited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured. The Muni/Stock Fund may only invest in certificates of de-posit issued by U.S. banks with at least $1 billion in assets.

(3) The Growth/Income Fund and the Stock/Bond Fund may invest in bankers' ac-ceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, uncondi-tionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a spe-cific maturity.

(4) Each Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the securi-ty, it simultaneously agrees to resell and redeliver the security to the sell-er, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding pe-riod since the resale price is always greater than the purchase price and re-flects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. A Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agen-cies or instrumentalities; certificates of deposit; or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to a Fund is lim-ited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the af-fected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collat-eral could be delayed or impaired because of certain provisions of the bank-ruptcy laws.

(5) The Growth/Income Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early with-drawal of such time deposits, in which case the yields of these investments will be reduced.

(6) Each Fund may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corpo-rations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corpo-ration (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial ob-ligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Growth/Income Fund and the Stock/Bond Fund may only invest in commercial paper rated A-1 or better by S&P, Prime-1 or higher by Moody's, Duff 2 or higher by D&P or Fitch 2 or higher by Fitch. The Muni/Stock Fund may only invest in commercial paper, corporate notes, corporate bonds or corporate debentures that are rated within the high-est grade by Moody's or S&P and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed Income Securities
The Muni/Stock Fund may invest up to 10% of its total assets and during certain temporary periods, in order to keep cash on hand fully invested or as a defen-sive measure in response to prevailing market conditions, up to 100% of its to-tal assets as "temporary investments" in cash equivalent and short-term fixed income securities that are either taxable or tax-exempt. The short-term taxable fixed income securities are described above. Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-ex-empt fixed income securities are defined to include, without limitation, the following:

Bond Anticipation Notes (BANs) are usually general obligations of state and lo-cal governmental issuers which are sold to obtain interim financing for pro-jects that will eventually be funded through the sale of long-term debt obliga-tions or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond mar-ket and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to fi-nance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delin-quencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obliga-tions of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and in-terest on RANs.

Construction Loan Notes are issued to provide construction financing for spe-cific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available there-from. Maturities of municipal paper generally will be shorter than the maturi-ties of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money mar-ket index.

While the various types of notes described above as a group represent the ma-jor portion of the tax-exempt note market, other types of notes are occasion-ally available in the marketplace and the Muni/Stock Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

EQUITY SECURITIES

Under normal market conditions, the Funds will invest the assets allocated to equity investments primarily in equity securities of domestic companies with market capitalizations of at least $500 million ("Equity Securities"). Equity Securities include, but are not limited to, common stocks, preferred stocks, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks, such as convertible bonds and debentures, and other securities with equity characteristics. The Growth/Income Fund, under normal market conditions, will invest at least 65% of its total assets in Eq-uity Securities which do not include warrants or rights to purchase common stock. Through its investment strategy the Growth/Income Fund seeks to provide higher returns over time than the S&P 500 with an equal or lower level of risk.

Convertible bonds and debentures must be rated Baa or higher by Moody's or BBB or higher by S&P, D&P or Fitch. Bonds rated Baa or BBB, although considered investment grade, have speculative characteristics and may be subject to greater fluctuations in value than higher-rated bonds.

In addition, the Funds may invest in dollar-denominated equity securities of foreign issuers, including American Depository Receipts ("ADRs") as described in "Foreign Securities" below.

HEDGING STRATEGIES

General Description of Hedging Strategies
Each Fund may engage in hedging activities. NIAC or Institutional Capital Cor-poration ("ICAP") may cause a Fund to utilize a variety of financial instru-ments, including options, futures contracts (sometimes referred to as "futures"), forward contracts and options on futures contracts to attempt to hedge the Fund's holdings.

Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly and partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. A Fund may also use deriv-ative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Fund securities, man-aging the effective maturity or duration of debt obligations that the Fund holds, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or altering exposure to cer-tain asset classes, such as debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for a Portfolio to invest than would "traditional" securities (i.e., stocks or bonds). The use of hedging instruments is subject to applica-ble regulations of the Securities and Exchange Commission (the "SEC"), the sev-eral options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authori-ties. In addition, the Fund's ability to use hedging instruments will be lim-ited by tax considerations.

General Limitations on Futures and Options Transactions
The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section
4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility for a Fund includes the representation that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations. A Fund will not enter into futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of a Fund's total assets. In addition, a Fund will not enter into futures contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

The foregoing limitations are not fundamental policies of a Fund and may be changed without shareholder approval as regulatory agencies permit. Various ex-changes and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to in-crease the margin requirements for various types of futures transactions.

Asset Coverage for Futures and Options Positions
Each Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered invest-ment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other per-missible assets, and will be marked-to-market daily.

Stock Index Options
Each Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write cov-ered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by de-livery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stock in-cluded in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite In-dex or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange, and the Philadelphia Stock Exchange.

A Fund's use of stock index options is subject to certain risks. Successful use by the Funds of options on stock indexes will be subject to the ability of ICAP to correctly predict movements in the directions of the stock market. This re-quires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by a Fund. Inasmuch as a Fund's securi-ties will not duplicate the components of an index, the correlation will not be perfect. Consequently, each Fund will bear the risk that the prices of its se-curities being hedged will not move in the same amount as the prices of its put options on the stock indexes. It is also possible that there may be a negative correlation between the index and a Fund's securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Certain Considerations Regarding Options
There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securi-ties in order to satisfy its obligation under the option to deliver such secu-rities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

Federal Income Tax Treatment of Options
Certain option transactions have special federal income tax results for the Funds. Expiration of a call option written by a Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

If a Fund writes options, or purchases puts that are subject to the loss defer-ral rules of Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), any losses on such options transactions, to the extent they do not ex-ceed the unrecognized gains on the securities covering the options, may be sub-ject to deferral until the securities covering the options have been sold.

In the case of transactions involving "nonequity options," as defined in Code
Section 1256, the Funds will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, cer-tain of such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC of a contract market for a contract based on such group of stocks or indexes. For example, options involving stock indexes such as the S&P 500 Index would be "nonequity options" within the meaning of Code Section 1256.

Futures Contracts
Each Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the equity markets, in order to establish more definitely the ef-fective return on securities held or intended to be acquired by the Funds or for other purposes permissible under the CEA. Each Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected in-creases in stock prices. The Funds will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory author-ities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial in-strument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Ex-change. Futures exchanges and trading are regulated under the CEA by the CFTC.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instru-ment (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was orig-inally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Funds will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Funds are not able to enter into an offsetting transac-tion, the Funds will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by each Fund with its cus-todian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's perfor-mance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, each Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an ex-tremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as mar-gin, a subsequent 10% decrease in the value of the Futures Contract would re-sult in a total loss of the margin deposit, before any deduction for the trans-action costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. How-ever, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit estab-lishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and sub-jecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Funds seek to close out a Futures position. The Funds would continue to be re-quired to meet margin requirements until the position is closed, possibly re-sulting in a decline in the Funds' net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active second-ary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, in-cluding, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures
Each Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expira-tion, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Funds may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Funds use put and call options on se-curities or indexes. The purchase of put options on Futures Contracts is analo-gous to the purchase of puts on securities or indexes so as to hedge the Funds' securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract consti-tutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securi-ties. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the se-curities the Fund intends to acquire.

As with investments in Futures Contracts, each Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts writ-ten by it. Such margin deposits will vary depending on the nature of the under-lying Futures Contract (and the related initial margin requirements), the cur-rent market value of the option, and other futures positions held by the Fund. The Funds will set aside in a segregated account at the Funds' custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be placed in the segregated account whenever the total value of the segre-gated account falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that a Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Funds' successful use of options on Futures Contracts depends on ICAP's ability to correctly predict the movement in prices of Futures Contracts and the under-lying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Con-tract subject to the option. For additional information, see "Futures Con-tracts." Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures con-tracts might not correlate perfectly with movements in the prices of the in-vestments being hedged. For example, all participants in the futures and op-tions on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts po-sitions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instru-ments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit re-quirements in markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price dis-tortions. In addition, activities of large traders in both the futures and se-curities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

Federal Income Tax Treatment of Futures Contracts
For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year, as well as gains and losses actually realized during the year. Except for transactions in Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures transaction not classified as a "mixed straddle," the recognition of losses may be required to be deferred to a later taxable year.

Sales of Futures Contracts that are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such secu-rities and, consequently, the nature of the gain or loss on such securities upon disposition.

The Funds will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Funds' fiscal year) on Futures transactions. Such dis-tributions will be combined with distributions of capital gains realized on the Funds' other investments and shareholders will be advised of the nature of the payments.

Risks and Special Considerations Concerning Derivatives
The use of derivative instruments involves certain general risks and considera-tions as described below. The specific risks pertaining to certain types of de-rivative instruments are described in the sections that follow.

(1) Market Risk. Market risk is the risk that the value of the underlying as-sets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of lever-age and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of deriv-ative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and com-modities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any partic-ular strategy adopted will succeed. A decision to engage in a derivative trans-action will reflect the portfolio manager's judgment that the derivative trans-action will provide value to the Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the portfolio manager will analyze the benefits and risks of the derivative transactions and weigh them in the context of the Fund's overall investments and investment objective.

(2) Credit Risk. Credit risk is the risk that a loss may be sustained as a re-sult of the failure of a counterpart to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clear-ing agency, which is the issuer or counterparty to each exchange-traded instru-ment, provides a guarantee of performance. For privately-negotiated instru-ments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could re-sult in a loss of the expected benefit of the derivative transactions and pos-sibly other losses to the Fund. The Fund will enter into transactions in deriv-ative instruments only within counterparties that their respective portfolio manager reasonably believes are capable of performing under the contract.

(3) Correlation Risk. Correlation risk is the risk that there might be an im-perfect correlation, or even no correlation, between price movements of a de-rivative instrument and price movements of investments being hedged. When a de-rivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the com-bined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative in-strument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call op-tion, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges us-ing instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the invest-ments being hedged.

(4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its funda-mental value. Generally, exchange contracts are very liquid because the ex-change clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instru-ments other than purchase options). If the Fund is unable to close out its po-sitions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvanta-geous time. The Fund's ability to sell or close out a position in an instru-ment prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willing-ness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

(5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. De-spite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus cre-ating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

OTHER INVESTMENT POLICIES AND TECHNIQUES

Illiquid Securities
Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities in-clude, but are not limited to, restricted securities (securities the disposi-tion of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to ICAP the day-to-day determination of the illiquidity of any equity or taxable fixed-income security and to NIAC as to any municipal secu-rity, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed ICAP and NIAC to look to such factors as (i) the na-ture of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time nor-mally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other in-struments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in ef-fect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which pre-vailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including re-stricted securities which are not readily marketable, the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short Sales Against the Box
When ICAP believes that the price of a particular security held by a Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security. Selling short against the box involves selling a secu-rity which a Fund owns for delivery at a specified date in the future. The Funds will limit their transactions in short sales against the box to 5% of their net assets. In addition, a Fund will limit its transactions such that the value of the securities of any issuer in which it is short will not exceed the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. If, for example, a Fund bought 100 shares of ABC at $40 per share in January and the price appreciates to $50 in March, the Fund might "sell short" the 100 shares at $50 for delivery the following July. Thereafter, if the price of the stock declines to $45, it will realize the full $1,000 gain rather than the $500 gain it would have received had it sold the stock in the market. On the other hand, if the price appreciates to $55 per share, the Fund would be required to sell at $50 and thus receive a $1,000 gain rather than the $1,500 gain it would have received had it sold the stock in the market. A Fund may also be required to pay a premium for short sales which would partially offset any gain.

Warrants
Each Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Investing in warrants is purely speculative in that they have no voting rights, pay no divi-dends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a spe-cific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the is-suer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

When-Issued Securities
Each Fund may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased on a when-issued ba-sis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the pur-chase and settlement, no payment is made by a Fund to the issuer and no inter-est is accrued on debt securities or dividend income is earned on equity secu-rities. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addi-tion to the risk of decline in value of the Fund's other assets. While when-is-sued securities may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in deter-mining its net asset value. The Funds do not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

Each Fund will maintain cash, U.S. government securities and high grade liquid debt securities equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued securities, each Fund will meet its obligations from then available cash flow, sale of the securities held in the separate account (described above) sale of other securi-ties or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than each Fund's payment obligation).

Unseasoned Companies
Each Fund may not invest more than 5% of its net assets in unseasoned issuers. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial re-sources, product diversification, and competitive strengths of larger corporations. Also, in many instances, the securities of smaller companies are traded only over-the-counter or on regional securities exchanges, and the fre-quency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, the Fund may have to sell portfolio holdings of small companies at discounts from quoted prices or may have to make a series of smaller sales over an extended period of time due to the trading volume in smaller company securities.

Foreign Securities
Each Fund may invest up to 25% of its net assets in foreign securities denomi-nated in U.S. dollars. Investments in securities of foreign issuers involve risks in addition to the usual risks inherent in domestic investments, includ-ing currency risks. The value of a foreign security in U.S. dollars tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency.

Foreign securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the re-ports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regula-tion of foreign brokers, securities markets and issuers; diplomatic develop-ments; and political or social instability. Foreign economies may differ favor-ably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than com-parable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

Foreign securities include American Depository Receipts ("ADRs"). ADRs are re-ceipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and denominated in U.S. dollars. ADRs do not eliminate all the risk inherent in investing in foreign issuers, such as changes in foreign currency exchange rates. However, by investing in ADRs rather than directly in foreign issuers' stock, the Fund avoids currency risks during the settlement period. Some ADRs may not be sponsored by the issuer.

Lending of Portfolio Securities
Each Fund may lend its portfolio securities, up to 33 1/3% of its total assets, to broker-dealers or institutional investors. The loans will be secured contin-uously by collateral at least equal to the value of the securities lent by "marking to market" daily. A Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. A Fund may also re-ceive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the portfolio manager to be of good standing.

Portfolio Turnover
Under normal market conditions, the Muni/Stock Fund expect annual bond portfo-lio turnover to be significantly less than 75% and the Stock/Bond Fund antici-pates that its annual bond portfolio turnover rate will generally not exceed 75%. However, the rate of municipal turnover will not be a limiting factor if it is desirable for the Muni/Stock Fund to sell or purchase Municipal Obligations.

Each Fund anticipates that its annual equity portfolio turnover rate will be between 100% and 150% under normal market conditions. A turnover rate of 100% would occur, for example, if a Fund sold and replaced securities valued at 100% of its net assets within one year. In the event a Fund were to have a turnover rate of 100% or more in any year, it would result in the payment by the Fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains. In addition to the foregoing, the Muni/Stock Fund may be required to purchase or sell Municipal Obligations and Equity Securities pursuant to a required reallocation of assets and the antici-pated portfolio turnover rates set forth above are made without regard to such a reallocation of assets.

                                   MANAGEMENT

The management of the Trust, including general supervision of the duties per-formed for the Fund under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is seven, three of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and four of whom are "disinterested per-sons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested per-sons" of the Trust indicated by an asterisk.

-------------------------------------------------------------------------------
                                  POSITION AND         PRINCIPAL OCCUPATIONS
     NAME AND ADDRESS     AGE  OFFICES WITH TRUST      DURING PAST FIVE YEARS
-------------------------------------------------------------------------------
 Anthony T. Dean*         53  Chairman and Trustee  President since July 1,
 333 West Wacker Drive                              1996 of The John Nuveen
 Chicago, IL 60606                                  Company, John Nuveen & Co.
                                                    Incorporated, Nuveen
                                                    Advisory Corp. and Nuveen
                                                    Institutional Advisory
                                                    Corp.; prior thereto,
                                                    Executive Vice President
                                                    and Director of The John
                                                    Nuveen Company, John Nuveen
                                                    & Co. Incorporated, Nuveen
                                                    Advisory Corp. and Nuveen
                                                    Institutional Advisory
                                                    Corp.; President and
                                                    Director (since January
                                                    1997) of Nuveen Asset
                                                    Management, Inc.; Chairman
                                                    and Director (since 1997)
                                                    of Rittenhouse Financial
                                                    Services, Inc.

-------------------------------------------------------------------------------
 Timothy R. Schwertfeger* 49  President and Trustee Chairman since July 1, 1996
 333 West Wacker Drive                              of The John Nuveen Company,
 Chicago, IL 60606                                  John Nuveen & Co.
                                                    Incorporated, Nuveen
                                                    Advisory Corp. and Nuveen
                                                    Institutional Advisory
                                                    Corp.; prior thereto
                                                    Executive Vice President
                                                    and Director of The John
                                                    Nuveen Company, John Nuveen
                                                    & Co. Incorporated, Nuveen
                                                    Advisory Corp. and Nuveen
                                                    Institutional Advisory
                                                    Corp.; Chairman and
                                                    Director (since January
                                                    1997) of Nuveen Asset
                                                    Management, Inc.; Director
                                                    (since 1996) of
                                                    Institutional Capital
                                                    Corporation.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   POSITION AND        PRINCIPAL OCCUPATIONS
      NAME AND ADDRESS      AGE OFFICES WITH TRUST     DURING PAST FIVE YEARS
-------------------------------------------------------------------------------
 Robert H. Lyon*            48  Trustee             President and a Director of
 225 West Wacker Drive                              the ICAP Funds Inc. (since
 Chicago, IL 60606                                  its inception in December
                                                    1994); President, Chief
                                                    Investment Officer, and a
                                                    Director of ICAP.
-------------------------------------------------------------------------------
 James E. Bacon             67  Trustee             Business consultant;
 114 W. 47th St.                                    retired.
 New York, NY 10036
-------------------------------------------------------------------------------
 William L. Kissick         66  Trustee             Professor, School of
 University of Pennsylvania                         Medicine and the Wharton
 224 NEB/2L                                         School of Management and
 Philadelphia, PA 19104                             Chairman, Leonard Davis
                                                    Institute of Health
                                                    Economics, University of
                                                    Pennsylvania.
-------------------------------------------------------------------------------
 Thomas E. Leafstrand       66  Trustee             Retired, previously Vice
 412 W. Franklin                                    President in charge of
 Wheaton, IL 60187                                  Municipal Underwriting and
                                                    Dealer Sales at The
                                                    Northern Trust Company.
-------------------------------------------------------------------------------
 Sheila W. Wellington       66  Trustee             President (since 1993) of
 250 Park Avenue                                    Catalyst (a not-for-profit
 New York, NY 10003                                 organization focusing on
                                                    women's leadership
                                                    development in business and
                                                    the professions).
-------------------------------------------------------------------------------
 Alan G. Berkshire          37  Vice President and  Vice President and General
 333 West Wacker Drive          Assistant Secretary Counsel (since September
 Chicago, IL 60606                                  1997) and Secretary (since
                                                    May 1998) of The John
                                                    Nuveen Company, John Nuveen
                                                    & Co. Incorporated, Nuveen
                                                    Advisory Corp. and Nuveen
                                                    Institutional Advisory
                                                    Corp.; prior thereto,
                                                    Partner in the law firm of
                                                    Kirkland & Ellis.
-------------------------------------------------------------------------------
 Lorna C. Ferguson          53  Vice President      Vice President of John
 333 West Wacker Drive                              Nuveen & Co. Incorporated;
 Chicago, IL 60606                                  Vice President (since
                                                    January 1998) of Nuveen
                                                    Advisory Corp. and Nuveen
                                                    Institutional Advisory
                                                    Corp.
-------------------------------------------------------------------------------
 Stephen D. Foy             44  Vice President and  Vice President of John
 333 West Wacker Drive          Controller          Nuveen & Co. Incorporated.
 Chicago, IL 60606
-------------------------------------------------------------------------------
 Larry W. Martin            47  Vice President and  Vice President, Assistant
 333 West Wacker Drive          Assistant Secretary Secretary and Assistant
 Chicago, IL 60606                                  General Counsel of John
                                                    Nuveen & Co. Incorporated;
                                                    Vice President and
                                                    Assistant Secretary of
                                                    Nuveen Advisory Corp; Vice
                                                    President and Assistant
                                                    Secretary of Nuveen
                                                    Institutional Advisory
                                                    Corp.; Assistant Secretary
                                                    of The John Nuveen Company.
-------------------------------------------------------------------------------
 Edward F. Neild, IV        33  Vice President      Vice President (since
 333 West Wacker Drive                              September 1996), previously
 Chicago, IL 60606                                  Assistant Vice President
                                                    (since December 1993) of
                                                    Nuveen Advisory Corp.,
                                                    Portfolio Manager prior
                                                    thereto; Vice President
                                                    (since September 1996),
                                                    previously Assistant Vice
                                                    President (since May 1995)
                                                    of Nuveen Institutional
                                                    Advisory Corp., Portfolio
                                                    Manager prior thereto;
                                                    Chartered Financial
                                                    Analyst.
-------------------------------------------------------------------------------
 Stuart W. Rogers           42  Vice President      Vice President of John
 333 West Wacker Drive                              Nuveen & Co. Incorporated.
 Chicago, IL 60606
-------------------------------------------------------------------------------
 H. William Stabenow        64  Vice President and  Vice President and
 333 West Wacker Drive          Treasurer           Treasurer of The John
 Chicago, IL 60606                                  Nuveen Company, John Nuveen
                                                    & Co. Incorporated, Nuveen
                                                    Advisory Corp. and Nuveen
                                                    Institutional Advisory
                                                    Corp.
-------------------------------------------------------------------------------
 William S. Swanson         32  Vice President      Vice President of John
 333 West Wacker Drive                              Nuveen & Co. Incorporated
 Chicago, IL 60606                                  (since October 1997), prior
                                                    thereto, Assistant Vice
                                                    President (since September
                                                    1996); formerly Associate
                                                    of John Nuveen & Co.
                                                    Incorporated; Chartered
                                                    Financial Analyst.
-------------------------------------------------------------------------------
 Gifford R. Zimmerman       42  Vice President and  Vice President, Assistant
 333 West Wacker Drive          Secretary           Secretary and Associate
 Chicago, IL 60606                                  General Counsel, previously
                                                    Assistant General Counsel
                                                    of John Nuveen & Co.
                                                    Incorporated; Vice
                                                    President and Assistant
                                                    Secretary of Nuveen
                                                    Advisory Corp.; Vice
                                                    President and Assistant
                                                    Secretary of Nuveen
                                                    Institutional Advisory
                                                    Corp.; Chartered Financial
                                                    Analyst.

--------------------------------------------------------------------------------

Anthony T. Dean, Thomas E. Leafstrand and Timothy R. Schwertfeger serve as mem-bers of the Executive Committee of the Board of Trustees. The Executive Commit-tee, which meets between regular meetings of the Board of Trustees, is autho-rized to exercise all of the powers of the Board of Trustees.

The trustees of the Trust (other than Mr. Lyon) are trustees of ten open-end and closed-end funds advised by NIAC. Mr. Lyon is also a director of ICAP and ICAP Funds, Inc.

Mr. Dean and Mr. Schwertfeger are also directors or trustees, as the case may be, of 89 Nuveen open-end funds and closed-end funds advised by Nuveen Advisory Corp.

The following table sets forth compensation paid by the Trust to each of the trustees who are not designated "interested persons" for the one year period from July 1, 1997 to June 30, 1998 and the total compensation that the Nuveen Funds paid to such trustees during that one year period. The Trust has no re-tirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust.

                                                                       TOTAL
                                                                    COMPENSATION
                                                                     FROM TRUST
                                                        AGGREGATE     AND FUND
                                                       COMPENSATION   COMPLEX
                                                         FROM THE     PAID TO
        NAME OF TRUSTEE                                   TRUST*     TRUSTEES**
        ---------------------------------------------- ------------ ------------
        James E. Bacon................................   $14,846      $ 30,000
        William L. Kissick............................   $14,864      $ 29,000
        Thomas E. Leafstrand..........................   $16,037      $ 31,700
        Sheila W. Wellington..........................   $14,364      $ 29,000
                                                         -------      --------
          Total.......................................   $60,111      $119,700
                                                         =======      ========

--------
 *Based on the compensation paid to the independent trustees for the one year period, July 1, 1997 through June 30, 1998 for services to the Trust. **Based on the compensation paid to the independent trustees for the one year period, July 1, 1997 through June 30, 1998 for services to the 10 open-end and closed-end funds advised by NIAC.

Each trustee who is not affiliated with NIAC or ICAP receives a $20,000 annual retainer for serving as a director or trustee of all funds for which NIAC serves as investment adviser or manager and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $500 fee per day plus expenses for attendance in per-son or a $500 fee per day plus expenses for attendance by telephone at a meet-ing held on a day on which no regular Board meeting is held and a $100 fee per day plus expenses for attendance in person or by telephone at a meeting of the Executive Committee held solely to declare dividends. The annual retainer, fees and expenses are allocated among the funds for which NIAC serves as investment adviser or manager on the basis of relative net asset sizes. The Trust requires no employees other than its officers, all of whom are compensated by NIAC or Nuveen.

As of October 16, 1998, the officers and directors of each Fund, in the aggre-gate, own less than 1% of the shares of the Fund.

The following table sets forth the percentage ownership of each person, who, as of October 16, 1998, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                      PERCENTAGE
                                                                      OF RECORD
NAME OF FUND AND CLASS                NAME AND ADDRESS OF OWNER       OWNERSHIP
----------------------                -------------------------       ----------
Nuveen Growth and Income Stock
 Fund                           American Express Trust Co.              39.56
 Class R Shares...............  UA Jul 01 89
                                FBD Amer Exp. Trust Ret. Ser. Pl.
                                c/o Nancy Jendro
                                PO Box 534
                                Minneapolis, MN 55440-0534
 Class A Shares...............  Merrill Lynch, Pierce, Fenner & Smith   21.19
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
 Class B Shares...............  Merrill Lynch, Pierce, Fenner & Smith   30.03
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
 Class C Shares...............  Merrill Lynch, Pierce, Fenner & Smith   54.29
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484
Nuveen Balanced Stock and Bond
 Fund                           Northern Trust Co. Trust                79.14
 Class R Shares...............  John Nuveen Scholarship Plan
                                c/o Diane Day
                                P.O. Box 92956
                                Chicago, IL 60675-2956
                                American Express Trust Co.               5.77
                                Amer Exp. Trust Ret. Ser. Pl.
                                c/o Nancy Jendro
                                P.O. Box 534
                                Minneapolis, MN 55440-0534
 Class A Shares...............  Merrill Lynch, Pierce, Fenner & Smith   22.57
                                For the benefit of its customers
                                Attn: Fund Administration
                                4800 Deer Lake Dr. E FL 3
                                Jacksonville, FL 32246-6484

                                                                     PERCENTAGE
                                                                     OF RECORD
NAME OF FUND AND CLASS               NAME AND ADDRESS OF OWNER       OWNERSHIP
----------------------               -------------------------       ----------
 Class B Shares............... Merrill Lynch, Pierce, Fenner & Smith   42.84
                               For the benefit of its customers
                               Attn: Fund Administration
                               4800 Deer Lake Dr. E FL 3
                               Jacksonville, FL 32246-6484
                               Joseph Schiano                           6.21
                               104 E. Hollybanks Lane
                               Beach Haven, NJ 08008-2911
 Class C Shares............... Merrill Lynch, Pierce, Fenner & Smith   68.12
                               For the benefit of its customers
                               Attn: Fund Administration
                               4800 Deer Lake Dr. E Fl 3
                               Jacksonville, FL 32246-6484
Nuveen Balanced Municipal and
 Stock Fund                    Katherine Angers & B. Ronald Angers     11.49
 Class R Shares............... Arthur Angers & Leonard Angers
                               JT TEN WROS
                               113 Gullott Dr.
                               Schenectady, NY 12306-4317
                               Karen M. Bergan                         11.81
                               2109 Northwestern Ave.
                               Ames, IA 50010-4524
                               Merrill Lynch, Pierce, Fenner & Smith   13.63
                               For the benefit of its customers
                               Attn: Fund Administration
                               4800 Deer Lake Dr. E Fl. 3
                               Jacksonville, FL 32246-6484
                               George A. Paulik, Jr.                    7.90
                               Janice L. Paulik
                               JT Wros
                               409 Bonnie Brae Rd
                               Hinsdale, IL 60521-2815
                               Leonard Pearl                           12.57
                               and Joan D. Pearl
                               JT Wros
                               707 Mix Ave. Apt. 24
                               Hamden, CT 06514-2208

                                                                     PERCENTAGE
NAME OF FUND AND CLASS              NAME AND ADDRESS OF OWNER       OF OWNERSHIP
----------------------              -------------------------       ------------
                              Geraldine P. Warren                      16.04
                              22 Sherwood Ln.
                              Colts Neck, NJ 07722-1128
 Class A Shares.............. Merrill Lynch, Pierce, Fenner & Smith    26.42
                              For the benefit of its customers
                              Attn: Fund Administration
                              4800 Deer Lake Dr. E Fl 3
                              Jacksonville, FL 32246-6484
 Class B Shares.............. Merrill Lynch, Pierce, Fenner & Smith    40.92
                              For the benefit of its customers
                              Attn: Fund Administration
                              4800 Deer Lake Dr. E Fl 3
                              Jacksonville, FL 32246-6484
 Class C Shares.............. Merrill Lynch, Pierce, Fenner & Smith    49.71
                              For the benefit of its customers
                              Attn: Fund Administration
                              4800 Deer Lake Dr. E Fl 3
                              Jacksonville, FL 32246-6484

                       FUND MANAGER AND PORTFOLIO MANAGER

Fund Manager
NIAC acts as the manager of each Fund, with responsibility for the overall man-agement of each Fund. Its address is 333 West Wacker Drive, Chicago, Illinois 60606. For the Growth/Income Fund and the Stock/Bond Fund, NIAC has entered into a Sub-Advisory Agreement with ICAP under which ICAP, subject to NIAC's su-pervision, manages the Fund's investment portfolio. For the Muni/Stock Fund, NIAC has entered into a Sub-Advisory Agreement with ICAP under which ICAP, sub-ject to NIAC's supervision, manages the Fund's equity investments. NIAC is also responsible for managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by NIAC and ICAP, see "Who Manages the Funds" in the Prospectus.

NIAC is a wholly-owned subsidiary of Nuveen, which is also the principal under-writer of the Funds' shares. Nuveen is sponsor of the Nuveen Tax-Free Unit Trust and Nuveen Unit Trust, registered unit investment trusts, is the princi-pal underwriter for the Nuveen Mutual Funds, and has served as co-managing un-derwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and defined portfolios. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota, and is principally engaged in pro-viding property-liability insurance through subsidiaries.

For the fund management services and facilities furnished by NIAC, each of the Funds has agreed to pay an annual management fee at rates set forth in the Pro-spectus under "Management Fees." In addition, NIAC agreed to waive all or a portion of its management fee or reimburse certain expenses of the Fund for the years ended July 31, 1997 and July 31, 1998 in order to prevent total operating expenses (excluding distribution or service fees, and extraordinary expenses) from exceeding .85% (.95% for the Growth/Income Fund) of the average daily net asset value of any class of shares of the Fund. Accordingly, for the period from inception (August 7, 1996) through the fiscal year ended June 30, 1997, the Growth/Income Fund, Stock/Bond Fund, and Muni/Stock Fund paid management fees net of expense reimbursements of $2,202,100, $0, and $10,679, respective-ly. In addition, for the period July 1, 1997 through the fiscal year ended June 30, 1998, the Growth/Income Fund, Stock/Bond Fund and Muni/Stock Fund paid man-agement fees net of expense reimbursements of $5,206,320, $289,843 and $619,733, respectively. During these same periods, NIAC waived fees and reim-bursed expenses of $283,295 and $1,252,775, $125,664 and $296,989, and $131,924
and $323,541 to the Growth/Income Fund, Stock/Bond Fund, and Muni/Stock Fund, respectively. In addition to the management fee, each Fund also pays a portion of the Nuveen Investment Trust's general administrative expenses allocated in proportion to the net assets of each fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Sub-Adviser
ICAP was founded in 1970 and is located at 225 West Wacker Drive, Suite 2400, Chicago, IL 60606. Under the Sub-Advisory Agreement for each Fund, ICAP is com-pensated by NIAC for its investment advisory services with respect to all or a portion of each Fund's assets. Under a Sub-Advisory Agreement with NIAC, ICAP manages the investment portfolios of the Growth/Income Fund and the Stock/Bond Fund, and the equity portion of the Muni/Stock Fund's in-vestment portfolio.

Out of the fund management fee, NIAC pays ICAP a portfolio management fee based on the average daily market value of all the Nuveen-sponsored investment products for which it serves as the portfolio manager. NIAC pays Institutional Capital separate portfolio management fees for the equity and fixed-income portions of the funds' assets, if applicable, according to the following schedule:

      ASSETS OF ALL THE NUVEEN-
      SPONSORED
      INVESTMENT PRODUCTS MANAGED BY   EQUITY PORTFOLIO FIXED-INCOME PORTFOLIO
      INSTITUTIONAL CAPITAL            MANAGEMENT FEE   MANAGEMENT FEE
      ------------------------------   ---------------- ----------------------
      For the first $500 million.....     .35% of 1%          .20% of 1%
      For the next $500 million......     .30% of 1%          .15% of 1%
      For assets over $1 billion.....     .25% of 1%          .12% of 1%

The equity and fixed-income portfolio management fees are each paid on a spec-ified proportion of fund net assets. The specified proportions for the equity portfolio management fees are currently 100%, 55% and 35%, respectively, for the Growth and Income Stock Fund, Balanced Stock and Bond Fund and Balanced Municipal and Stock Fund. The specified proportion for the fixed-income port-folio management fee is currently 45% for the Balanced Stock and Bond Fund.

ICAP's investment management strategy and operating policies are set through a team approach, with all ICAP investment professionals contributing. ICAP cur-rently maintains a staff of 12 investment professionals. Each of the invest-ment officers and other professionals of ICAP has developed an expertise in at least one functional investment area, including equity research, strategy, fixed income analysis, quantitative research, technical research and trading. A key element in the decision-making process is a formal investment committee meeting generally held each business day and attended by all professionals. These meetings also provide for the ongoing review of ICAP's investment posi-tions. Pertinent information from outside sources is shared and incorporated into the investment outlook. The investment strategy, asset sectors, and indi-vidual security holdings are reviewed to verify their continued appropriate-ness. Investment recommendations are presented to the committee for decisions.

With regard to Fund assets subject to the Sub-Advisory Agreement, ICAP pro-vides continuous advice and recommendations concerning the Fund's investments, and is responsible for selecting the broker/ dealers who execute the portfolio transactions. ICAP also serves as investment adviser to the ICAP Funds, Inc. and to pension and profit-sharing plans, and other institutional and private investors. ICAP has approximately $12 billion under management. Mr. Robert H. Lyon, President of ICAP, owns shares representing 51% of the voting rights of ICAP. For the period from the Fund's inception (August 7, 1996) to the fiscal year ended June 30, 1997, NIAC paid ICAP for its services to the Growth/Income Fund, Stock/Bond Fund, and Muni/Stock Fund, $1,020,894, $33,128, and $19,194, respectively. For the period from July 1, 1997 to the fiscal year ended June 30, 1998, NIAC paid ICAP for its services to the Growth/Income Fund, Stock/Bond Fund, and Muni/Stock Fund, $2,569,309, $144,823, and $211,925, re-spectively.

                            PORTFOLIO TRANSACTIONS

NIAC (with respect to transactions in Municipal Obligations) and ICAP (with respect to other transactions) are responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities busi-ness, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of both NIAC and ICAP to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the respective adviser and its advisees. The best price to the Funds means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Funds' futures and options transac-tions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allo-cated based on the sale of a Fund's shares. NIAC expects that all transactions in Municipal Obligations will be effected on a principal (as opposed to an agency) basis and, accordingly, does not expect to pay any brokerage commis-sions on such transactions.

Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another bro-ker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) fur-nishing analyses and reports concerning issuers, industries, securities, eco-nomic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In light of the above, in selecting brokers, ICAP considers investment and market information and other research, such as economic, securities and per-formance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, perfor-mance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if ICAP determines in good faith that the amount of such commissions is reason-able in relation to the value of the research information and brokerage serv-ices provided by such broker to ICAP or the Funds. ICAP believes that the re-search information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Management Agreement and the Sub-Advisory Agreement provide that such higher commissions will not be paid by the Funds unless the applicable adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to NIAC under the Management Agree-ment or the subadvisory fees paid by NIAC to ICAP under the Sub-Advisory Agreement are not reduced as a result of receipt by either NIAC or ICAP of re-search services.

NIAC and ICAP each place portfolio transactions for other advisory accounts managed by them. Research services furnished by firms through which the Funds effect their securities transactions may be used by NIAC and/or ICAP in servic-ing all of its accounts; not all of such services may be used by NIAC and/or ICAP in connection with the Funds. NIAC and ICAP believe it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, NIAC and ICAP believe such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. NIAC and ICAP seek to allocate portfolio transactions equi-tably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Fund and other advisory ac-counts, the main factors considered by NIAC and ICAP are the respective invest-ment objectives, the relative size of portfolio holdings of the same or compa-rable securities, the availability of cash for investment and the size of in-vestment commitments generally held.

For the period from inception (August 7, 1996) through the fiscal year ended June 30, 1997, the Growth/Income Fund, Stock/Bond Fund, and the Muni/Stock Fund paid $724,508, $17,863, and $19,614, respectively, in brokerage commissions. In addition for the period from July 1, 1997 through the fiscal year ended June 30, 1998, the Growth/Income Fund, Stock/Bond Fund, and the Muni/Stock Fund paid $1,234,546, $74,793 and $96,716, respectively, in brokerage commissions. The differences between brokerage commissions paid by the Funds in the 1997 and 1998 fiscal years was due, in part, to an increase in portfolio activity, and that the Funds did not operate for a full year during the 1997 fiscal year. During the fiscal year ended June 30, 1998, the Growth/Income Fund, Stock/Bond Fund and Muni/Stock Fund paid to brokers as commissions in return for research services $791,558, $45,451, and $58,717, respectively, and the aggregate amount of those transactions per Fund on which such commissions were paid was, $6,512,788,744, $469,416,203 and $229,509,398, respectively.

Under the Investment Company Act of 1940, a Fund may not purchase portfolio se-curities from any underwriting syndicate of which Nuveen is a member except un-der certain limited conditions set forth in Rule 10f-3. The Rule sets forth re-quirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addi-tion, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

                                NET ASSET VALUE

Each Fund's net asset value per share is determined separately for each class of those Fund's shares as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange (the "Exchange") is open for business. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding. A Fund's net asset value may not be calculated on days during which the Fund re-ceives no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the fair value of a Fund's total as-sets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The re-sult, rounded to the nearest cent, is the net asset value per share. In deter-mining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securi-ties are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or secu-rities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and asked prices or the yield equivalent when quotations are readily available. Securi-ties for which quotations are not readily available (which are expected to con-stitute a majority of the fixed-income securities held by a Fund) are valued at fair value as determined by the pricing service using methods that include con-sideration of the following: yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from secu-rities dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valu-ations. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its ac-quisition cost, and thereafter amortization of any discount or premium is as-sumed each day, regardless of the impact of fluctuating interest rates on the market value of the security. Regardless of the method employed to value a par-ticular security, all valuations are subject to review by a Fund's Board of Trustees or its delegate who may determine the appropriate value of a security whenever the value as calculated is significantly different from the previous day's calculated value.

                                  TAX MATTERS

FEDERAL INCOME TAX MATTERS
The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler, counsel to the Trust.

As described in the Prospectuses, each of the Funds intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regu-lated investment company, a Fund (i) must elect to be treated as a regulated investment company and (ii) for each taxable year thereafter must satisfy cer-tain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options, futures, or for-ward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its tax-able year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other reg-ulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's to-tal assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than United States Gov-ernment securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its short-term capital loss) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). In addition, to the extent the Fund timely distributes to shareholders at least 98% of its tax-able income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of "regulated investment companies." The Fund intends to make timely distributions in compliance with these require-ments and consequently it is anticipated that they generally will not be re-quired to pay the excise tax. A Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment com-pany taxable income, it will be subject to federal income tax at regular corpo-rate rates on the amount retained. If the Fund retains any net capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of such includable gains and the tax deemed paid by such shareholder in respect of such shares. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income, net tax-ex-empt interest and net capital gain.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been in-curred in the succeeding year.

If any of the Funds engage in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the ef-fect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Prior to purchasing shares in one of the Funds, the impact of dividends or dis-tributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reduc-ing the per share net asset value by the per share amount of the dividend or distribution and will be subject to federal income tax to the extent it is a distribution of ordinary income or capital gain.

In any taxable year of a Fund, distributions from the Fund, other than distri-butions which are designated as capital gains dividends (or exempt interest dividends, in the case of Muni/Stock Fund), will to the extent of the earnings and profits on such Fund, constitute dividends for Federal income tax purposes which are taxable as ordinary income to shareholders. To the extent that dis-tributions to a shareholder in any year exceed the Fund's current and accumu-lated earnings and profits, they will be treated as a return of capital and will reduce the shareholder's basis in his or her shares and, to the extent that they exceed his or her basis, will be treated as gain from the sale of such shares as discussed below. Distributions of the Fund's net capital gain which are properly designated as capital gain dividends by the Fund will be taxable to the shareholders as long-term capital gain, regardless of the length of time the shares have been held by a shareholder. Distributions will be taxed in the manner described (i.e., as ordinary income, long-term capital gain, re-turn of capital or exempt-interest dividends) even if reinvested in additional shares of a Fund.

Although dividends generally will be treated as distributed when paid, divi-dends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by each Fund (and received by the shareholders) on December 31 of the year such dividends are declared.

The redemption or exchange of the shares of a Fund normally will result in cap-ital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. The Internal Revenue Service Re-structuring and Reform Act of 1998 (the "1998 Tax Act") provides that for tax-payers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) real-ized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a share is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the share. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income.

In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "con-version transactions" effective for transactions entered into after April 30, 1993. Shareholders and prospective investors should consult with their tax ad-visers regarding the potential effect of this provision on their investment in shares of a Fund.

Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation under present law do not include expenses incurred by the Fund as long as the shares of the Fund are held by or for 500 or more persons at all times during the taxable year or another exception is met. In the event the shares of the Fund are held by fewer than 500 persons, addi-tional taxable income may be realized by the individual (and other non-corpo-rate) shareholders in excess of the distributions received from the Fund.

All or a portion of a sales load paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales load or with the payment of a reduced sales load pursuant to the rein-vestment or exchange privilege. Any disregarded portion of such load will re-sult in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or other-wise) or the shareholder acquires or enters into a contract or option to ac-quire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such re-demption or exchange. If disallowed, the loss will be reflected in an adjust-ment to the basis of the shares acquired.

If in any year a Fund should fail to qualify under Subchapter M for tax treat-ment as a regulated investment company, the Fund would incur a regular corpo-rate federal income tax upon its income for that year (other than interest in-come from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification num-ber (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

Shareholders who are non-resident aliens are subject to U.S. withholding taxes on ordinary income dividends (and in certain cases, capital gain dividends) at a rate of 30% or such lower rate as prescribed by an applicable tax treaty.

A corporate shareholder may be entitled to a 70% dividends received deduction with respect to any portion of such shareholder's ordinary income dividends which are attributable to dividends received by a Fund on certain Equity Secu-rities (other than corporate shareholders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax). A Fund will designate the portion of any taxable dividend which is eligible for this deduction. However, a corporate shareholder should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% div-idends received deduction. These limitations include a requirement that stock (and therefore Shares of a Fund) must generally be held at least 46 days (as determined under, and during the period specified in, Section 246(c) of the
Code). Regulations have been issued which address special rules that must be considered in determining whether the 46 day holding requirement is met. More-over, the allowable percentage of the deduction will generally be reduced from 70% if a corporate shareholder owns Shares of the Fund the financing of which is directly attributable to indebtedness incurred by such corporation. It should be noted that various legislative proposals that would affect the divi-dends received deduction have been introduced. To the extent dividends re-ceived by a Fund are attributable to foreign corporations, a corporate share-holder will not be entitled to the dividends received deduction with respect to its share of such foreign dividends since the dividends received deduction is generally available only with respect to dividends paid by domestic corpo-rations. It should be noted that payments to a Fund of dividends on Equity Se-curities that are attributable to foreign corporations may be subject to for-eign withholding taxes. Corporate shareholders should consult with their tax advisers with respect to the limitations on, and possible modifications to, the dividends received deduction.

Nuveen Balanced Municipal and Stock Fund Tax Matters
In addition to the matters discussed above, the Muni/Stock Fund intends to qualify to pay "exempt-interest" dividends as defined under the Code. Under the Code, at the close of each quarter of its taxable year, if at least 50% of the value of the Fund's total assets consists of obligations described in Code
Section 103(a)) ("Municipal Securities"), the Fund shall be qualified to pay exempt-interest dividends to its Shareholders. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by the Fund which are attributable to interest on Municipal Securities (net of ex-penses and any bond premium amortization with respect to Municipal Securities) to the extent such interest is excludible from gross income under Section 103 of the Code and are so designated by the Fund. Exempt-interest dividends will be excluded from gross income of the owners of the shares for federal income tax purposes, except in the case of certain substantial users as described be-low. Such exempt-interest dividends may be taken into account in determining the federal alternative minimum tax, as described below. Insurance proceeds received by the Muni/Stock Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Securities, as described herein, may be taken into account in determining the amount of exempt-interest dividends provided that, at the time such policies are purchased, the amounts paid for such policies are reasonable, customary and consistent with the rea-sonable expectation that the respective issuer of the Municipal Securities, rather than the insurer, will pay debt service on the Municipal Securities; in the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on such "non-appropriation" Municipal Lease Obligations may be taken into account in determining the amount of exempt-interest dividends. If the Fund purchases a Municipal Security at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Security will be treated as taxable inter-est income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount generally will be treated as capital gain. The Fund will be required by the Code to allocate its respec-tive expenses proportionately between their tax-exempt income and taxable in-come (excluding net realized long-term capital gains). Distributions to share-holders by the Fund of net income received, if any, from taxable dividends, market discount on Municipal

Securities treated as interest and net short-term capital gains, if any, real-ized by the Fund will be taxable to shareholders as ordinary income. Distribu-tions of net realized long-term capital gains, if any, are taxable as long-term capital gains, as discussed above.

In general, market discount is the amount (if any) by which the stated redemp-tion price at maturity exceeds the Fund's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimis rule. Accretion of market dis-count is taxable as ordinary income. Market discount that accretes while the Fund holds a Municipal Security would be recognized as ordinary income by the Fund when principal payments are received on the Municipal Security, upon sale or at redemption (including early redemption) or at the Fund's election, as such market discount accrues. Market discount income recognized by the Fund will result in taxable dividends to the shareholders.

For purposes of computing the alternative minimum tax for individuals and cor-porations and the Superfund tax for corporations, interest on certain private activity bonds (which includes most industrial and housing bonds) issued on or after August 8, 1986 is included as a preference item. The Fund will annually supply its shareholders with a report indicating the percentage of the Fund's income attributable to Municipal Securities that is treated as a tax preference item for purposes of the federal alternative minimum tax. Moreover, for corpo-rations, the alternative minimum taxable income is increased by 75% of the dif-ference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable in-come. Interest on all Municipal Securities, and therefore all exempt-interest dividends received from the Fund, are included in calculating adjusted current earnings. Under current Code provisions, the Superfund Tax does not apply to tax years beginning on or after January 1, 1996. Legislative proposals have been made that would reinstate the Superfund Tax.

Individuals whose "modified income" exceeds a base amount will be subject to federal income tax on up to one-half of their social security benefits. Modi-fied income currently includes adjusted gross income, one-half of social secu-rity benefits and tax-exempt interest, including exempt-interest dividends from the Fund. In addition, individuals whose modified income exceeds certain base amounts are required to include in gross income up to 85% of their social secu-rity benefits.

The interest on private activity bonds in most instances is not federally tax-exempt to a person who is a "substantial user" of a facility financed by such bonds or a "related person" of such "substantial user." As a result, the Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related per-sons" are in general defined to include persons among whom there exists a rela-tionship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and their spouses and minor children), an S corporation and each of its shareholders (and their spouses and minor children) and various combinations of these relationships. The foregoing is not a complete statement of all of the provisions of the Code relating to the definitions of "substantial user" and "related person." For additional in-formation, investors should consult their tax advisers before investing in the Fund.

The Code provides that interest on indebtedness incurred or continued to pur-chase or carry shares of a fund that distributes exempt-interest dividends is not deductible for Federal income tax purposes. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchas-ing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase or ownership of shares.

The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the federal income taxation of the Funds and their shareholders and relates only to the federal income tax status of a Fund and to the tax treatment of distribu-tions by a Fund to United States shareholders. For complete provisions, refer-ence should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or ad-ministrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders, as well as with respect to foreign, state and local tax consequences of ownership of Fund shares.

NUVEEN BALANCED MUNICIPAL AND STOCK FUND DISTRIBUTIONS

The Muni/Stock Fund will pay monthly tax-exempt income dividends to sharehold-ers at a level rate that reflects the past and projected net tax-exempt income of the Fund and that results, over time, in the distribution of substantially all of the Fund's net tax-exempt income. To maintain a more stable monthly dis-tribution, the Fund may from time to time distribute less than the entire amount of net tax-exempt income earned in a particular period. This undistrib-uted net tax-exempt income would be available to supplement future distribu-tions, which might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses. As a result, the tax-exempt income distributions paid by the Fund for any particular monthly period may be more or less than the amount of net tax-exempt income ac-tually earned by the Fund during such period. Undistributed net tax-exempt in-come is included in the Fund's net asset value and, correspondingly, distribu-tions from previously undistributed net tax-exempt income are deducted from the Fund's net asset value. It is not expected that this dividend policy will im-pact the management of the Fund's portfolio.

                            PERFORMANCE INFORMATION

Each Fund may quote its yield, distribution rate, beta, average annual total return or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net invest-ment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                            Yield=2[(a-b +1)/6/ -1]
                                      cd

In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 5.25%.

In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial state-ments in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

                                                      YIELD (AS OF JUNE 30)
                                                 -------------------------------
                                                 CLASS A CLASS B CLASS C CLASS R
                                                 ------- ------- ------- -------
                                                  1998    1998    1998    1998
                                                 ------- ------- ------- -------
      Growth and Income Stock Fund..............  0.72%   0.02%   0.02%   1.00%
      Balanced Stock and Bond Fund..............  2.11%   1.48%   1.48%   2.48%
      Balanced Municipal and Stock Fund.........  1.50%   0.84%   0.84%   1.83%

The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate repre-sents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as rein-vestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond pre-miums to the extent such premiums arise after the bonds were purchased.

The distribution rates as of the period quoted, based on the maximum public of-fering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 5.25%, were as follows:

                                      DISTRIBUTION RATES (AS OF JUNE 30)
                                -----------------------------------------------
                                  CLASS A     CLASS B     CLASS C     CLASS R
                                ----------- ----------- ----------- -----------
                                1997  1998  1997  1998  1997  1998  1997  1998
                                ----- ----- ----- ----- ----- ----- ----- -----
      Growth and Income Stock
       Fund.................... 1.82% 1.05% 1.22% 0.37% 1.22% 0.37% 2.15% 1.36%
      Balanced Stock and Bond
       Fund.................... 1.98% 2.80% 1.37% 2.20% 1.37% 2.20% 2.33% 3.20%
      Balanced Municipal and
       Stock Fund.............. 2.24% 2.03% 1.66% 1.41% 1.66% 1.41% 2.60% 2.39%

A Fund may from time to time in its advertising and sales literature quote its beta. Beta is a standardized measure of a security's risk (variability of re-turns) relative to the overall market, i.e. the proportion of the variation in the security's returns that can be explained by the variation in the return of the overall market. For example, a security with a beta of 0.85 is expected to have returns that are 85% as variable as overall market returns. Conversely, a security with a beta of 1.25 is expected to have returns that are 125% as varaible as overall market returns. The beta of the overall market is by defi-nition 1.00.

  The formula for beta is given by:

      Beta = S A * B / C

    where

      A = (Xi - X), i=1,..., N
      B = (Yi - Y), i=1,..., N
      C = S (Xi - X)/2/, i=1,..., N
      Xi = Security Return in period i
      Yi = Market Return in period i
      X = Average of all observations Xi
      Y = Average of all observations Yi
      N = Number of observations in the measurement period

The beta for the Growth/Income Fund on June 30, 1997 and 1998 was 0.89 and 0.77, respectively. The beta equals the weighted average of the betas for each stock in the Fund's investment portfolio. The beta for each stock in the Fund's portfolio was calculated based on weekly returns for the periods ended June 30, 1997 and June 30, 1998 and using the S&P 500 Index as the market benchmark.

All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of a Fund and are not necessarily representative of the future performance of a Fund.

The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation as-sumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeem-able value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by a Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total re-turn may also be shown as the increased dollar value of the hypothetical in-vestment over the period. Cumulative total return calculations that do not in-clude the effect of the sales charge would be reduced if such charge were in-cluded. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges.

From time to time, each Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, a Fund may compare its risk level, as measured by the variability of its periodic returns, or its RISK-ADJUSTED TOTAL RETURN, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

The risk level for a class of shares of a Fund, and any of the other invest-ments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the invest-ment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indi-cate that a fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

THE RISK-ADJUSTED TOTAL RETURN for a class of shares of a Fund and for other investments over a specified period would be evaluated by dividing (a) the re-mainder of the investment's annualized two-year total return, minus the annualized total return of an investment in Treasury bill securities (essen-tially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes re-ferred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

Class A Shares of each Fund are sold at net asset value plus a current maximum sales charge of 5.25% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Re-turns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market condi-tions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

In reports or other communications to shareholders or in advertising and sales literature, a Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Con-sumer Price Index; (2) equity mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morning-star"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA In-vestment Technologies, Inc. ("CDA") or similar independent services which mon-itor the performance of mutual funds, or other industry or financial publica-tions such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P 500 Index or unmanaged indices reported by Lehman Brothers. Perfor-mance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given per-formance quotation or performance comparison should not be considered as rep-resentative of the performance of the Funds for any future period.

There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting serv-ices which are described herein. The Consumer Price Index is generally consid-ered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calcu-lations are based upon changes in net asset value with all dividends rein-vested and which do not include the effect of any sales charges.

Each Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certifi-cates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. Government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

Nuveen Growth and Income Stock Fund
The Fund commenced operations on August 7, 1996. The table below represents the investment returns for the specified periods on the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B and Class C shares include the effect of the ap-plicable Contingent Deferred Sales Charge ("CDSC").

        NUVEEN GROWTH AND INCOME STOCK
                     FUND
            ----------------------------------------
                    AVERAGE ANNUAL TOTAL
                           RETURN        CUMULATIVE
                    -------------------- -----------
                               8/7/96      8/7/96
                    6/30/97- (INCEPTION) (INCEPTION)
                    6/30/98   -6/30/98    -6/30/98
                    -------- ----------- -----------
        Class ANAV   21.59%    30.55%      65.72%
        Class APOP   15.21%    26.88%      56.99%
        Class B+     16.70%    27.90%      59.39%
        Class C      20.63%    29.49%      63.16%
        Class R      21.91%    30.91%      66.59%

--------
+The total return figures for Class B shares take into account a 4.00% CDSC.

The table below presents annual investment returns for the ICAP Discretionary Equity Composite between December 31, 1987 and December 31, 1997 and the return for the first half of 1998. The ICAP Discretionary Equity Composite represents the composite performance of the 46 managed accounts totalling approximately
4.8 billion for which ICAP serves as investment adviser and that have the same investment objectives and policies as the Fund.

                          1/1/98-       ANNUAL TOTAL RETURNS FOR THE YEAR ENDING DECEMBER 31,
                          6/30/98  1997  1996   1995   1994    1993   1992  1991   1990    1989   1988   1987
---------------------------------------------------------------------------------------------------------------
ICAP Discretionary
 Equity Composite
 (Gross)................  15.41%  29.60% 26.44% 38.16%  1.95%  16.58% 7.38% 33.63%  1.47%  33.54%  9.37% 29.08%
ICAP Discretionary
 Equity Composite (Net).  14.68%  27.96% 24.82% 36.43%  0.58%  15.06% 5.95% 31.95%  0.10%  31.86%  7.92% 27.43%
S&P 500.................  17.71%  33.36% 22.96% 37.43%  1.31%   9.99% 7.67% 30.55% (3.17)% 31.49% 16.81%  5.23%
Lipper Growth and Income
 Index..................  11.61%  26.87% 20.69% 31.17% (0.41)% 14.62% 9.64% 27.75% (5.99)% 23.74% 18.35%  2.63%

Nuveen Balanced Stock and Bond Fund
The Fund commenced operations on August 7, 1996. The table below represents the investment returns for the specified periods on the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B and Class C shares include the effect of the ap-plicable CDSC.

                   NUVEEN BALANCED STOCK AND BOND FUND
     ---------------------------------------------------------------------------
                                                AVERAGE ANNUAL TOTAL
                                                       RETURN        CUMULATIVE
                                                -------------------- -----------
                                                           8/7/96      8/7/96
                                                6/30/97- (INCEPTION) (INCEPTION)
                                                6/30/98   -6/30/98    -6/30/98
                                                -------- ----------- -----------
      Class ANAV...............................  16.71%    20.52%      42.43%
      Class APOP...............................  10.58%    17.14%      34.93%
      Class B+.................................  11.86%    17.84%      36.48%
      Class C..................................  15.86%    19.65%      40.48%
      Class R..................................  16.99%    20.82%      43.09%

--------
+The total return figures for Class B shares take into account a 4.00% CDSC.

The table below presents annual investment returns for the ICAP Balanced Com-posite between December 31, 1987 and December 31, 1997 and the return for the first half of 1998. The ICAP Balanced Composite represents the composite per-formance of the seven managed accounts totalling approximately $784 million for which ICAP serves as investment adviser and that have the same investment ob-jectives and policies as the Fund.

                         1/1/98-        ANNUAL TOTAL RETURNS FOR THE YEAR ENDING DECEMBER 31,
                         6/30/98 1997   1996   1995   1994    1993   1992  1991   1990  1989   1988   1987
----------------------------------------------------------------------------------------------------------------
ICAP Balanced Composite
 (Gross)................  10.99% 19.68% 17.52% 29.09%  0.21%  13.81% 7.34% 31.04% 2.69% 31.14%  8.57% 27.52%
ICAP Balanced Composite
 (Net)..................  10.21% 18.00% 15.86% 27.30% (1.27)% 12.19% 5.78% 29.24% 1.18% 29.34%  7.00% 25.74%
Balanced Fund Index.....  11.86% 22.76% 15.13% 27.85% (0.18)%  9.36% 7.41% 23.98% 2.04% 23.95% 12.43%  5.97%
Lipper Balanced Index...   9.55% 20.31% 13.01% 24.88% (2.04)% 11.94% 7.47% 25.84% 0.65% 19.70% 11.18%  4.15%

The gross performance results of the ICAP Discretionary Equity Composite and the ICAP Balanced Composite reflect the investment performance of the respec-tive composites before deduction of any investment advisory fees or other ex-penses. The net performance results of the ICAP Discretionary Equity Composite and the ICAP Balanced Composite reflect the deduction of the annual operating expenses for the most recent fiscal year (without waivers or reimbursements) for Class A shares of the Growth/Income Fund and the Stock/Bond Fund, respec-tively, as summarized in the What are the Costs of Investing? section of the respective Fund's Prospectus and may be compared to the performance of the in-dices referenced below. The performance information above of the ICAP Discre-tionary Equity Composite and ICAP Balanced Composite should not be interpreted as indicative of future performance of a fund. Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") is a widely recognized, unmanaged index of common stock prices. S&P 500 returns assume reinvestment of all dividends paid by the stocks included in the index, but do not include brokerage commissions or other fees an investor would incur by investing in the portfolio of stocks comprising the index. The Lipper Growth and Income

Index represents the composite returns of the 30 largest funds comprising the Lipper Growth and Income Objective and assumes reinvestment of all fund divi-dends and distributions. The Balanced Fund Index represents the investment per-formance of an unmanaged index comprised 60% of the S&P 500 and 40% of the Leh-man Brothers Intermediate Treasury Index (the "Lehman Index"). The Lehman Index is an unmanaged index of all public obligations of the U.S. Treasury, U.S. Gov-ernment agencies, quasi-federal corporations and corporate debt guaranteed by the U.S. Government with maturities between one and ten years and an outstand-ing par value of at least $100 million. The Lipper Balanced Index represents the composite returns of the 30 largest funds comprising the Lipper Balanced Objective and assumes reinvestment of all fund dividends and distributions.

Nuveen Balanced Municipal and Stock Fund
The Fund commenced investment operations on August 7, 1996. The table below represents the investment returns for the periods specified on the Fund's Class A, Class B, Class C and Class R shares. The total return figures for Class A shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class B and Class C shares include the effect of the applicable CDSC.

              NUVEEN BALANCED
         MUNICIPAL AND STOCK FUND
     ---------------------------------------------
                  AVERAGE ANNUAL TOTAL
                         RETURN        CUMULATIVE
                  -------------------- -----------
                             8/7/96      8/7/96
                  6/30/97- (INCEPTION) (INCEPTION)
                  6/30/98   -6/30/98    -6/30/98
                  -------- ----------- -----------
      Class ANAV   14.71%    17.36%      35.42%
      Class APOP    8.69%    14.06%      28.29%
      Class B+      9.91%    14.68%      29.63%
      Class C      13.87%    16.49%      33.53%
      Class R      14.94%    17.65%      36.06%

--------
+The total return figures for Class B shares take into account a 4.00% CDSC.

Total returns reflect past performance and are not predictive of future re-sults.

After-tax Performance of Balanced Portfolios
Nuveen has examined the historical after-tax performance of various balanced portfolios, combining stocks with either municipal bonds, corporate bonds, or Treasury bonds. The after-tax risk return trade-offs for various allocations were derived by tracking the performance of hypothetical portfolios over the 1978-1997 period. All investment income produced by the portfolio is reinvest-ed, along with the after-tax proceeds from an assumed 20% annualized turnover rate. The allocations between the two assets were allowed to roam within a 5% band around their target before rebalancing. Taxes were computed on the portfo-lio level (realized losses offset gains) and at historical tax rates assuming each year's tax rate applicable to a single investor who earned $100,000 in 1997 dollars. All portfolios were liquidated at period end and the existing tax liability was paid. The asset class returns were represented by the following indices:

  Municipal Bonds--
                  Lehman Brothers Long Municipal Index (Prior to 1980 municipals were based on a synthetic index created by Nuveen based on the Bond Buyer 20 Index and other market data pub-lished by The Bond Buyer, using Lehman's methodology.)
  Treasury Bonds--Lehman Brothers Long Treasury Index
  Corporate Bonds--
                  Lehman Brothers Long Corporate Index
  S&P 500 Stocks--Ibbotson Associates Large Company Stock Index

The average annual after-tax returns for these various balanced portfolios for the 1978-1997 period were as follows:

        EQUITY              MUNICIPAL                     CORPORATE                     TREASURY
        PORTION               MIXES                         MIXES                        MIXES
            ------------------------------------------------------------------------------------
        100%                  12.51%                        12.51%                       12.51%
         80                   11.77                         11.30                        11.29
         60                   11.02                         10.07                        10.06
         40                   10.27                          8.73                         8.69
         20                    9.33                          7.39                         7.34
          0                    8.42                          5.95                         5.91

Over the 1978-1997 time period, balanced portfolios combining municipals and equities provided superior after-tax returns and lower levels of risk (measured by variability of periodic returns) than Treasury and corporate blends having similar maturities, under the assumptions described above.

The addition of 20% municipals to an otherwise all-equity portfolio would have sacrificed only 74 basis points in annual after-tax return, while reducing risk by a seventh. Conversely, in comparison to an all-municipal bond portfolio, a balanced portfolio of 60% municipals and 40% equities offered 185 basis points in additional annual-tax return with virtually no more risk.

                   ADDITIONAL INFORMATION ON THE PURCHASE AND
               REDEMPTION OF FUND SHARES AND SHAREHOLDER PROGRAMS

As described in the Prospectuses, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and pref-erences.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any dis-tribution or service plan applicable to its shares. As a result of the differ-ences in the expenses borne by each class of shares, net income per share, div-idends per share and net asset value per share will vary among a

Fund's classes of shares. There are no conversion, preemptive or other sub-scription rights, except that Class B shares automatically convert into Class A shares as described below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distri-bution and service fees.

  The expenses to be borne by specific classes of shares may include (i) trans-fer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as share-holder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal ex-penses relating to a specific class of shares, (vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any addi-tional incremental expenses subsequently identified and determined to be prop-erly allocated to one or more classes of shares.

INITIAL AND SUBSEQUENT PURCHASES OF SHARES

You may buy Fund shares through Authorized Dealers or by calling or directing your financial adviser to call Nuveen toll-free at 800-257-8787. You may pay for your purchase by Federal Reserve draft or by check made payable to "[Your Fund], Class [A], [B], [C], [R]," delivered to the financial adviser through whom the investment is to be made for forwarding to Nuveen Investor Services. When making your initial investment, you must also furnish the information nec-essary to establish your Fund account by completing and enclosing with your payment the application form attached to the Prospectus (the "Application Form"). After your initial investment, you may make subsequent purchases at any time by forwarding to your financial adviser or Nuveen Investor Services a check, in the amount of your purchase, made payable to "[Your Fund], Class [A], [B], [C], [R]," and indicating on the check your account number. All payments need to be in U.S. dollars and should be sent directly to Nuveen Investor Serv-ices at P.O. Box 5186, Bowling Green Station, New York, NY 10004-5186. A check drawn on a foreign bank or payable other than to the order of your Fund gener-ally will not be acceptable. You may also wire Federal Funds directly to Nuveen Investor Services, but you may be charged a fee for this. For instructions on how to make Fund purchases by wire transfer, call Nuveen toll-free at
800-257-8787.

Purchase Price
The price at which you purchase a class of Fund shares is based on the next calculation of the net asset value for that share class after the order is placed. The net asset value per share of each share class is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for business. See "Net Asset Value," for a description of how net asset value is calculated.

Minimum Investment Requirements
The minimum initial investment is $3,000 per fund share class ($1,000 for a Traditional/Roth IRA Account; $500 for an Education IRA Account), and $500 for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account. Additional purchases may be in amounts of $50 or more. These minimums may be changed at any time by a Fund. There are exceptions to these minimums for shareholders who qualify under reinvestment programs.

SYSTEMATIC INVESTMENT PROGRAMS

Each Fund offers you several opportunities to capture the benefits of "dollar cost averaging" through systematic investment programs. In a regularly followed dollar cost averaging program, you would purchase more shares when Fund share prices are lower and fewer shares when Fund share prices are higher, so that the average price paid for Fund shares is less than the average price of the Fund shares over the same time period. Dollar cost averaging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to continue investing in de-clining as well as rising markets before deciding to invest in this way. Each Fund offers two different types of systematic investment programs:

Systematic Investment Plan

Once you have established a Fund account, you may make regular investments in an amount of $50 or more each month by authorizing Nuveen Investor Services to draw preauthorized checks on your bank account. There is no obligation to con-tinue payments and you may terminate your participation at any time at your discretion. No charge in addition to the applicable sales charge is made in connection with this Plan, and there is no cost to your Fund. To obtain an ap-plication form for the Systematic Investment Plan, check the applicable box on the Application Form or call Nuveen toll-free at 800-257-8787.

Payroll Direct Deposit Plan

Once you have established a Fund account, you may, with your employer's con-sent, make regular investments in Fund shares of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. There is no obligation to con-tinue payments and you may terminate your participation at any time at your discretion. No charge in addition to the applicable sales charge is made for this Plan, and there is no cost to your Fund. To obtain an application form for the Payroll Direct Deposit Plan, check the applicable box on the Application Form or call Nuveen toll-free at 800-257-8787.

CLASS A SHARES

You may purchase Class A Shares at a public offering price equal to the appli-cable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of .25%. See "Distribution and Service Plans." Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on June 30, 1998 of Class A shares from a Fund ag-gregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

                                            GROWTH/INCOME STOCK/BOND MUNI/STOCK
                                            FUND          FUND       FUND
                                            ------------- ---------- ----------
      Net Asset Value per share............  $    26.50   $   26.39  $   25.46
      Per Share Sales Charge--5.25% of
       public offering price (5.54% of net
       asset value per share)..............  $     1.47   $    1.46  $    1.41
      Per Share Offering Price to the
       Public..............................  $    27.97   $   27.85  $   26.87
      Shares Outstanding (as of June 30,
       1998)...............................  29,809,495   2,637,989  4,595,899

Each Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

Certain commercial banks may make Class A Shares of the Funds available to their customers on an agency basis. Pursuant to the agreements between Nuveen and these banks, some or all of the sales charge paid by a bank customer in connection with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to regis-ter as securities dealers in certain states.

REDUCTION OR ELIMINATION OF UP-FRONT SALES CHARGE ON CLASS A SHARES AND CLASS R SHARE PURCHASE AVAILABILITY

Rights of Accumulation
You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A sales charges and commissions table in "How to Choose a Share Class" in the Fund's Prospec-tus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent
You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A sales charges and commissions table in "How to Choose a Share Class" in the Fund's Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Let-ter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing dis-tribution fee and any Class B and Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mu-tual Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be cred-ited to your account. If total purchases, less redemptions, prior to the expi-ration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will re-ceive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your fi-nancial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of In-tent, you irrevocably appoint Nuveen as attorney to give instructions to re-deem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

Reinvestment of Nuveen Defined Portfolio Distributions
You may purchase Class A Shares without an up-front sales charge by reinvest-ment of distributions from any of the various defined portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

Group Purchase Programs
If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applica-ble to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative re-quirements relating to its group purchases.

Under any group purchase program, the minimum initial investment in Class A Shares of any particular Fund or portfolio for each participant in the program is $3,000 and the minimum monthly investment in Class A Shares of any particu-lar Fund or portfolio by each participant is $50. No certificate will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No partici-pant may utilize a systematic withdrawal program.

To establish a group purchase program, both the group itself and each partici-pant must fill out application materials, which the group administrator may ob-tain from the group's financial adviser, by calling Nuveen toll-free at 800-257-8787.

Reinvestment of Redemption Proceeds from Unaffiliated Funds
You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through an Authorized Dealer and represents the re-investment of the proceeds of the redemption of shares of one or more regis-tered investment companies not affiliated with Nuveen. You must provide appro-priate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

Elimination of Sales Charge on Class A Shares
Class A Shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

  .  investors purchasing $1,000,000 or more;

  .  officers, trustees and former trustees of the Nuveen and Flagship Funds;

  . bona fide, full-time and retired employees of Nuveen or ICAP, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices; and

  . with respect to the Growth/Income and the Stock/Bond Fund, any eligible employer-sponsored qualified defined contribution retirement plan. Eli-gible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen mutual funds aggregating $500,000 or more; or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount purchased over $5.0 million.

For investors that purchased Class A Shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan or because the purchase amount equaled or exceeded $1 mil-lion and the Authorized Dealer did not waive the sales commission, a contin-gent deferred sales charge of 1.00% will be assessed on redemptions within 18 months of purchase.

Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your fi-nancial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered un-der these special sales charge waivers.

Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment com-pany. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be com-bined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their imme-diate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons-and daughters-in-law, siblings, a sib-ling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

Class R Share Purchase Eligibility
Class R Shares are available for purchases of $2.5 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following catego-ries of investors and pension, profit-sharing, 401(k), IRA or other similar plans maintained by or for the benefit of such persons:

  . officers, trustees and former trustees of the Trust or any Nuveen-spon-sored registered investment company and their immediate family members or trustees/directors of any fund sponsored by Nuveen, any parent com-pany of Nuveen and subsidiaries thereof and their immediate family mem-bers;

  . bona fide, full-time and retired employees of Nuveen or ICAP, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transac-tion fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their serv-ices;

  . any shares purchased by investors falling within any of the first four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distri-butions from such defined portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Sharehold-ers may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund. You may also exchange Class R Shares of the Fund for Class A Shares without a sales charge if the current net asset value of your Class R Shares is at least $3,000 (or you already own Class A Shares).

The reduced sales charge programs may be modified or discontinued by the Funds at any time. To encourage their participation, the Fund waives the sales charge on Class A Shares and offers Class R Shares to trustees and officers of the Trust and other affiliated persons of the Trust and Nuveen as noted above.

If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences be-tween these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing ac-count services. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the sale types or levels of services from Au-thorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

For more information about the purchase of Class A Shares or reduced sales charge program, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

CLASS B SHARES

You may purchase Class B Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your pur-chase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee to compensate Nuveen for its costs in connection with the sale of Class B shares, and are also subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing financial ad-vice and other account services.

You may be subject to a CDSC if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption.

Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conver-sion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the In-ternal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

CLASS C SHARES

You may purchase Class C Shares at a public offering price equal to the appli-cable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for its costs in connection with the sale of Class C Shares. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents a sales commission of .75% plus an advance on the first year's an-nual service fee of .25%. See "Distribution and Service Plans."

Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

REDUCTION OR ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

Class A Shares are normally redeemed at net asset value, without any CDSC. How-ever, in the case of Class A Shares purchased at net asset value because the purchase amount equaled or exceeded $1 million or pursuant to an eligible em-ployer-sponsored defined contribution plan described above, where the Autho-rized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemp-tions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund ac-count due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If Class A, Class B or Class C shares sub-ject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market fund shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal So-cial Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 12% of the current market value; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees;
(vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; and (vii) redemptions in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Funds.

In addition, the CDSC will be waived in connection with the following redemp-tions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a dis-tribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connec-tion with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59; and (ii) for redemp-tions to satisfy required minimum distributions after age 70 from an IRA ac-count (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

SHAREHOLDER PROGRAMS

Exchange Privilege
You may exchange shares of a class of any of the Funds for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of a Fund at net asset value without a sales charge. Exchanges of shares from any Nuveen money market fund will be made into Class A Shares, Class B Shares, Class C Shares or Class R Shares (if eligible) of a Fund at the public offering price. If, however, a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), the exchange of shares from a Nuveen money market fund will be made into shares of a Fund at net asset value. All shares may be ex-changed for shares of any Nuveen money market fund.

If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment require-ment of the Nuveen Mutual Fund being purchased. For federal income tax purpos-es, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Pro-spectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone ex-changes by checking the applicable box on the Application Form or by calling Nuveen toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by a Fund at any time.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfo-lio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other cir-cumstances where Fund management believes doing so would be in the best inter-est of the Fund, each Fund reserves the right to revise or terminate the ex-change privilege, or limit the amount or number of exchanges or reject any ex-change. Shareholders would be notified of any such action to the extent re-quired by law.

Reinstatement Privilege
If you redeemed Class A, Class B or Class C Shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privi-lege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appro-priate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC. The federal income tax consequences of any cap-ital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Fund DirectSM
You can use Fund Direct to link your fund account to your account at a bank or other financial institution. Fund Direct enables you to transfer money elec-tronically between these accounts and perform a variety of account transac-tions. These include purchasing shares by telephone, investing through a Sys-tematic Investment Plan, and sending dividends, distributions, redemption pay-ments or Systematic Withdrawal Plan payments directly to your bank account. Please refer to the Application Form for details, or call Nuveen Investor Serv-ices at 800-257-8787 for more information.

Fund Direct privileges may be requested via an application you obtain by call-ing 800-257-8787. Fund Direct privileges will apply to each shareholder listed in the registration on your account as well as to your Authorized Dealer repre-sentative of record unless and until Nuveen Investor Services receives written instructions terminating or changing those privileges. After you establish Fund Direct for your account, any change of bank account information must be made by signature-guaranteed instructions to Nuveen Investor Services signed by all shareholders who own the account.

Purchases may be made by telephone only after your account has been estab-lished. To purchase shares in amounts up to $250,000 through a telephone repre-sentative, call Nuveen Investor Services at 800-257-8787. The purchase payment will be debited from your bank account.

REDEMPTION

You may redeem shares by sending a written request for redemption directly to your Fund, c/o, Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, New York 10274-5186, accompanied by duly endorsed certificates, if issued. Requests for redemption and share certificates, if issued, must be signed by each shareholder and, if the redemption proceeds exceed $50,000 or are payable other than to the shareholder of record at the address of record (which address may not have changed in the preceding 60 days), the signature must be guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You will receive payment based on the net asset value per share next determined after receipt by the Fund of a properly executed redemption request in proper form. A check for the redemption proceeds will be mailed to you within seven days after receipt of your redemption request. For accounts registered in the name of a broker-deal-er, payment will be forwarded within three business days. However, if any shares to be redeemed were purchased by check within 15 days prior to the date the redemption request is received, the Fund will not mail the redemption pro-ceeds until the check received for the purchase of shares has cleared, which may take up to 15 days.

Telephone and Electronic Redemptions
If you have authorized telephone redemption and your account address has not changed within the last 60 days, you can redeem shares that are held in non-certificate form by calling Nuveen Investor Services at 800-257-8787. While you or anyone authorized by you may make telephone redemption requests, redemption checks will be issued only in the name of the shareholder of record and will be mailed to the address of record. If your telephone request is received prior to 4:00 p.m. eastern time, the redemption check will normally be mailed the next business day. For requests received after 4:00 p.m. eastern time, the redemption will be effected at 4:00 p.m. eastern time the following business day and the check will normally be mailed on the second business day after the request.

If you have authorized electronic fund redemption or established Fund Direct privileges, you can take advantage of the following expedited redemption pro-cedures to redeem shares held in non-certificate form that are worth at least $1,000. You may make electronic fund redemption requests through a phone rep-resentative or Fund Direct redemption requests by calling Nuveen Investor Services at 800-257-8787. If a redemption request is received by 4:00 p.m. eastern time, the redemption will be made as of 4:00 p.m. that day. If the re-demption request is received after 4:00 p.m. eastern time, the redemption will be made as of 4:00 p.m. the following business day. Proceeds of electronic fund redemptions will normally be wired on the second business day following the redemption, but may be delayed one additional business day if the Federal Reserve Bank of Boston or the Federal Reserve Bank of New York is closed on the day redemption proceeds would ordinarily be wired. The Fund reserves the right to charge a fee for electronic fund redemption. Proceeds of redemptions through Fund Direct will normally be wired to your Fund Direct bank account on the second or third business day after the redemption.

Before you may redeem shares electronically by phone or through Fund Direct, you need to complete the telephone redemption authorization section of the Ap-plication Form or the Fund Direct application form and return it to Nuveen In-vestor Services. If you did not authorize telephone redemption when you opened your account, you may obtain a telephone redemption authorization form by writing your Fund or by calling Nuveen Investor Services toll-free at 800-257-8787. Proceeds from electronic share redemptions will be transferred by Fed-eral Reserve wire only to the commercial bank account specified by the share-holder on the Application Form. You need to send a written request to Nuveen Investor Services in order to establish multiple accounts, or to change the account or accounts designated to receive redemption proceeds. These requests must be signed by each account owner with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be ac-ceptable to a Fund. Further documentation may be required from corporations, executors, trustees or personal representatives.

For the convenience of shareholders, each Fund has authorized Nuveen as its agent to accept orders from financial advisers by wire or telephone for the redemption of Fund shares. The redemption price is the first net asset value of the appropriate share class determined following receipt of an order placed by the financial adviser. Each Fund makes payment for the redeemed shares to the securities representatives who placed the order promptly upon presentation of required documents with signatures guaranteed as described above. Neither the Fund nor Nuveen charges any redemption fees other than any CDSC as de-scribed above. However, your financial adviser may charge you for serving as agent in the redemption of shares.

Each Fund reserves the right to refuse telephone redemptions and, at its op-tion, may limit the timing, amount or frequency of these redemptions. Tele-phone redemption procedures may be modified or terminated at any time, on 30 days' notice, by a Fund. A Fund, Chase Global Funds Services Company, the Funds' shareholder services agent ("Chase Global"), and Nuveen will not be li-able for following telephone instructions reasonably believed to be genuine. Each Fund employs procedures reasonably de-signed to confirm that telephone instructions are genuine. These procedures in-clude recording all telephone instructions and requiring up to three forms of identification prior to acting upon a caller's instructions. If a Fund does not follow reasonable procedures for protecting shareholders against loss on tele-phone transactions, it may be liable for any losses due to unauthorized or fraudulent telephone instructions.

Systematic Withdrawal Plan.
If you own Fund shares currently worth at least $10,000, you may establish a Systematic Withdrawal Plan by completing an application form for the Plan. You may obtain an application form by checking the applicable box on the Applica-tion Form or by calling Nuveen toll-free at 800-257-8787.

The Plan permits you to request periodic withdrawals on a monthly, quarterly, semi-annual or annual basis in an amount of $50 or more. Depending upon the size of the withdrawals requested under the Plan and fluctuations in the net asset value of Fund shares, these withdrawals may reduce or even exhaust your account.

The purchase of Class A Shares, other than through reinvestment, while you are participating in the Systematic Withdrawal Plan with respect to Class A Shares will usually be disadvantageous because you will be paying a sales charge on any Class A Shares you purchase at the same time you are redeeming shares. Sim-ilarly, use of the Systematic Withdrawal Plan for Class B Shares held for less than six years or Class C Shares held for less than 12 months may be disadvan-tageous because the newly-purchased Class B or Class C Shares will be subject to the CDSC.

Suspension of Right of Redemption
A Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Com-mission by order may permit for protection of Fund shareholders.

Involuntary Redemption
A Fund may, from time to time, establish a minimum total investment for Fund shareholders, and each Fund reserves the right to redeem your shares if your investment is less than the minimum after giving you at least 30 days' notice. If any minimum total investment is established, and if your account is below the minimum, you will be allowed 30 days following the notice in which to pur-chase sufficient shares to meet the minimum. So long as a Fund continues to of-fer shares at net asset value to holders of Nuveen Defined Portfolios who are investing their Nuveen Defined Portfolios distributions, no minimum total in-vestment will be established for those investors.

Redemption In Kind
The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds voluntarily have committed to pay in cash all re-quests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.

GENERAL MATTERS

The Funds may encourage registered representatives and their firms to help ap-portion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in equity se-curities, equity and debt securities, or equity and municipal securities.

Upon notice to all Authorized Dealers, Nuveen may reallow to Authorized Dealers electing to participate up to the full applicable Class A Share up-front sales charge during periods and for transactions specified in the notice. The reallowances made during these periods may be based upon attainment of minimum sales levels.

In addition to the types of compensation to dealers to promote sales of fund shares that are described in the Fund's Prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen Mutual Funds and Nuveen Defined Portfolios during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representa-tives, seminars for the public, and advertising and sales campaigns. Nuveen may reimburse a participating Authorized Dealer for up to one-half of specified me-dia costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and Nuveen Funds and Nuveen Defined Portfolios.

Such reimbursement will be based on the number of its financial advisers who have sold Nuveen Fund shares and Nuveen Defined Portfolios units during the prior calendar year according to an established schedule. Any such support or reimbursement would be provided by Nuveen out of its own assets, and not out of the assets of the Funds, and will not change the price an investor pays for shares or the amount that a Fund will receive from such a sale. The staff of the Securities and Exchange Commission takes the position that dealers who re-ceive 90% or more of the applicable sales charge may be deemed underwriters un-der the Securities Act of 1933, as amended.

To help advisers and investors better understand and more efficiently use the Funds to reach their investment goals, the Funds may advertise and create spe-cific investment programs and systems. For example, this may include informa-tion on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the ad-vantages of using the Funds to meet these and other specific investor needs.

The Funds have authorized one or more brokers to accept on their behalf pur-chase and redemption orders. Such brokers are authorized to designate other in-termediaries to accept purchase and redemption orders on the Fund's behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds' net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their desig-nee) before the close of regular trading on the New York Stock Exchange will receive that day's share price; orders accepted after the close of trading will receive the next business day's share price.

Exchanges of shares of a Fund for shares of a Nuveen money market fund may be made on days when both funds calculate a net asset value and make shares avail-able for public purchase. Shares of the Nuveen money market funds may be pur-chased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veter-ans Day.

In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

Shares will be registered in the name of the investor or the investor's finan-cial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the fi-nancial adviser acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certifi-cates will be issued for fractional shares.

For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" and "Systematic Investing" in the Fund's Prospectus.

If you choose to invest in a Fund, an account will be opened and maintained for you by Chase Global, the Funds' shareholder services agent. Share certificates will be issued to you only upon written request to Nuveen Investor Services, and no certificates will be issued for fractional shares. Each Fund reserves the right to reject any purchase order and to waive or increase minimum invest-ment requirements. A change in registration or transfer of shares held in the name of your financial adviser's firm can only be made by an order in good form from the financial adviser acting on your behalf.

Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use Chase Global's sub-accounting system to min-imize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by Chase Global will be required to enter into a separate agreement with another agent for these services for a fee that will depend upon the level of services to be provided.

The Shares are offered continuously. However, subject to the rules and regula-tions of the Securities and Exchange Commission, each Fund reserves the right to suspend the continuous offering of it shares at any time, but no suspension shall affect your right of redemption.

Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through bro-kers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then ef-fective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and dis-tributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to dealers. Nuveen receives for its services the excess, if any, of the sales price of a Fund's shares less the net asset value of those shares, and reallows a major-ity or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plans." Nuveen receives any CDSCs imposed on redemp-tions of Shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to Nuveen pursuant to the distribution plan.

The following table sets forth the aggregate amount of underwriting commis-sions with respect to the sale of Fund shares, the amount thereof retained by Nuveen and the compensation on redemptions and repurchases received by Nuveen for each of the Funds for the fiscal years ended June 30, 1997 and June 30, 1998. All figures are to the nearest thousand.

                                                                AMOUNT OF
                                AMOUNT OF                       COMPENSATION ON
                                UNDERWRITING    AMOUNT RETAINED REDEMPTIONS AND
                                COMMISSIONS     BY NUVEEN       REPURCHASES
                                --------------- --------------- ---------------
                                8/7/96- 7/1/97- 8/7/96- 7/1/97- 8/7/96- 7/1/97-
                                6/30/97 6/30/98 6/30/97 6/30/98 6/30/97 6/30/98
                                ------- ------- ------- ------- ------- -------
Nuveen Growth and Income Stock
 Fund..........................  $679   $4,489   $--     $185    $206    $522
Nuveen Balanced Stock and Bond
 Fund..........................  $ 27   $  507   $  1    $ 27    $  2    $ 67
Nuveen Balanced Municipal and
 Stock Fund....................  $ 55   $1,746   $  9    $ 97    $ 17    $ 66

                        DISTRIBUTION AND SERVICE PLANS

Each Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the In-vestment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will all be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

The distribution fee applicable to Class B Shares and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than sharehold-ers of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related ex-penses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering share-holder inquiries and providing other personal services to shareholders.

Each Fund may spend up to .25 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan as applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a distribution fee which con-stitutes an asset-based sales charge whose purpose is the same as an up-front sales charge and up to .25 of 1% per year of the average daily net assets of each of the Class B Shares and Class C Shares as a service fee under the Plan as applicable to such classes.

During the last fiscal year ended June 30, 1998, the Growth/ Income Fund, the Stock/Bond Fund and the Muni/Stock Fund paid 12b-1 fees pursuant to their re-spective 12b-1 Plan in the amounts set forth in the table below. For this peri-od, all of the 12b-1 service fees on Class A Shares were paid out as compensa-tion to Authorized Dealers for providing services to shareholders relating to their investments. To compensate for commissions advanced to Authorized Deal-ers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor.

                                                                     12B-1 FEES
                                                                      PAID BY
                                                                      THE FUND
                                                                     FOR FISCAL
                                                                     YEAR ENDED
                                                                      JUNE 30,
                                                                        1998
                                                                     ----------
Nuveen Growth and Income Stock Fund
  Class A........................................................... $1,775,281
  Class B........................................................... $  428,635
  Class C........................................................... $  119,199
                                                                     ----------
    Total........................................................... $2,323,115
Nuveen Balanced Stock and Bond Fund
  Class A........................................................... $  159,557
  Class B........................................................... $   61,772
  Class C........................................................... $   24,924
                                                                     ----------
    Total........................................................... $  246,253
Nuveen Balanced Municipal and Stock Fund
  Class A........................................................... $  245,421
  Class B........................................................... $  154,547
  Class C........................................................... $   71,825
                                                                     ----------
    Total........................................................... $  471,793

Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of rea-sonable business judgment and in light of their fiduciary duties under applica-ble law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in per-son at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

                  INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603 have been selected as auditors for the Trust. In addi-tion to audit services, Arthur Andersen LLP will provide consultation and as-sistance on accounting, internal control, tax and related matters. The finan-cial statements included in this Statement of Additional Information have been audited by Arthur Andersen LLP as indicated in their report with respect there-to, and are included in reliance upon the authority of said firm as experts in giving said report.

The custodian of the assets of the Funds is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund accounting and portfolio accounting services.

                              FINANCIAL STATEMENTS

The audited financial statements for each Fund's most recent fiscal year appear in the respective Fund's Annual Report and each is incorporated herein by ref-erence. The Annual Reports accompany this Statement of Additional Information.

                           GENERAL TRUST INFORMATION

Each Fund is a series of the Trust. The Trust is an open-end diversified man-agement investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on May 6, 1996. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, there are four series authorized and outstanding, each of which is divided into four classes of shares designated as

Class A Shares, Class B Shares, Class C Shares and Class R Shares. Each class of shares represents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B Shares automatically convert into Class A Shares, as described herein. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of share-holders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, sharehold-ers of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Funds' Declaration of Trust further provides for indemnifica-tion out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance ex-isted and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is re-mote.

                       APPENDIX A--RATINGS OF INVESTMENTS

STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

                                 LONG TERM DEBT

An S&P corporate or municipal debt rating is a current assessment of the cred-itworthiness of an obligor with respect to a specific obligation. This assess-ment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a partic-ular investor.

The ratings are based on current information furnished by the issuer or ob-tained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited fi-nancial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

  1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

  2. Nature of and provisions of the obligation;

  3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
AAA Debt rated "AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA
     Debt rated "AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small de-gree.

A
     Debt rated "A' has a strong capacity to pay interest and repay princi-pal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
     Debt rated "BBB' is regarded as having an adequate capacity to pay in-terest and repay principal. Whereas it normally exhibits adequate pro-tection parameters, adverse economic conditions or changing circum-stances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING
Debt rated "BB', "B', "CCC', "CC' and "C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB' indicates the least degree of speculation and "C' the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse con-ditions.

BB Debt rated "BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and princi-pal payments. The "BB' rating category is also used for debt subordi-nated to senior debt that is assigned an actual or implied "BBB-' rat-ing.

B Debt rated "B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The "B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB' or "BB-' rating.

CCC Debt rated "CCC' has a currently identifiable vulnerability to de-fault, and is dependent upon favorable business, financial, and eco-nomic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     The "CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B' or "B-' rating.

CC The rating "CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC' debt rating.

C The rating "C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-' debt rating. The "C' rating may be used to cover a situation where a bankruptcy peti-tion has been filed, but debt service payments are continued.

CI The rating "CI' is reserved for income bonds on which no interest is being paid.

D Debt rated "D' is in payment default. The "D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA' to "CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to comple-tion of the project, makes no comment on the likelihood of, or the risk of de-fault upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit col-lateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is ade-quately collateralized. In the case of certificates of deposit the letter "L' indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for princi-pal and accrued pre-default interest up to the federal insurance lim-its within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR Indicates no rating has been requested, that there is insufficient in-formation on which to base a rating, or that S&P does not rate a par-ticular type of obligation as a matter of policy.

                                MUNICIPAL NOTES

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rat-ing. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     --Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

     --Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

NOTE RATING SYMBOLS ARE AS FOLLOWS:
SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnera-bility to adverse financial and economic changes over the term of the notes.

SP-3
     Speculative capacity to pay principal and interest.

A note rating is not a recommendation to purchase, sell, or hold a security in-asmuch as it does not comment as to market price or suitability for a particu-lar investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

*Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

                                COMMERCIAL PAPER

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satis-factory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell, or hold a secu-rity inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occa-sion, rely on unaudited financial information. The ratings may be changed, sus-pended, or withdrawn as a result of changes in or unavailability of such infor-mation or based on other circumstances.

MOODY'S INVESTORS SERVICE, INC.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as pub-lished by Moody's) follows:

                                 LONG TERM DEBT


Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally re-ferred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all stan-dards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securi-ties.

A Bonds which are rated A possess may favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Moody's bond rating symbols may contain numerical modifiers of a ge-neric rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristi-cally unrealiable over any great length of time. Such bonds lack out-standing investment characteristics and in fact have speculative char-acteristics as well.

Ba        Bonds which are rated Ba are judged to have speculative elements;
          their future cannot be considered as well assured. Often the protec-tion of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desir-able investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and is-sues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the sym-bols Aa1, A1, Baa1, Ba1, and B1.

                           MUNICIPAL SHORT-TERM LOANS

MIG 1/VMIG 1     This designation denotes best quality. There is present
                 strong protection by established cash flows, superior liquid-ity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2     This designation denotes high quality. Margins or protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3     This designation denotes favorable quality. All security ele-
                 ments are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4     This designation denotes adequate quality. Protection com-
                 monly regarded as required of an investment security is pres-ent and although not distinctly or predominantly speculative, there is specific risk.

                                COMMERCIAL PAPER

Issuers rated PRIME-1 (or related supporting institutions) have a superior ca-pacity for repayment of senior short-term promissory obligations. Prime-1 re-payment capacity will often be evidenced by many of the following characteris-tics:

  --Leading market positions in well-established industries.

  --High rates of return on funds employed.

  --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  --Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or related supporting institutions) have a strong capac-ity for repayment of senior short-term promissory obligations. This will nor-mally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of senior short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial lever-age. Adequate alternate liquidity is maintained.

Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

DUFF & PHELPS, INC.--A brief description of the applicable Duff & Phelps, Inc. ("D&P") ratings symbols and their meanings (as published by D&P) follows:

                                 LONG TERM DEBT

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, gov-ernment action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by sev-eral factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the na-ture of covenant protection.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of "BBB-' and higher fall within the defi-nition of investment grade securities, as defined by bank and insurance super-visory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale. Duff & Phelps Credit Rating claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) ad-dresses the likelihood that aggregate principal and interest will equal or ex-ceed the rated amount under appropriate stress conditions.

RATING SCALEDEFINITION
--------------------------------------------------------------------------------

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

--------------------------------------------------------------------------------

AA+         High credit quality. Protection factors are strong. Risk is mod-
AA          est, but may vary slightly from time to time because of economic
AA-         conditions.


--------------------------------------------------------------------------------

A+          Protection factors are average but adequate. However, risk factors
A           are more variable and greater in periods of economic stress.
A-

--------------------------------------------------------------------------------

BBB+        Below average protection factors but still considered sufficient
BBB         for prudent investment. Considerable variability in risk during
BBB-        economic cycles.

--------------------------------------------------------------------------------

BB+         Below investment grade but deemed likely to meet obligations when
BB          due. Present or prospective financial protection factors fluctuate
BB-         according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

-------------------------------------------------------------------------------

B+          Below investment grade and possessing risk that obligations will
B           not be met when due. Financial protection factors will fluctuate
B-          widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

-------------------------------------------------------------------------------

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substan-tial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

-------------------------------------------------------------------------------

DD          Defaulted debt obligations. Issuer failed to meet scheduled prin-
            cipal and/or interest payments.
DP          Preferred stock with dividend arrearages.

-------------------------------------------------------------------------------

                            SHORT-TERM DEBT RATINGS

Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with matu-rities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers accept-ances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from opera-tions, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps Credit Ratings' short-term ratings is the refinement of the traditional "1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gra-dations of "1+' (one plus) and "1-' (one minus) to assist investors in recog-nizing those differences.

These ratings are recognized by the SEC for broker-dealer requirements, spe-cifically capital computation guidelines. These ratings meet Department of La-bor ERISA guidelines governing pension and profit sharing investments. State regulators also recognize the ratings of Duff & Phelps Credit Rating for in-surance company investment portfolios.

RATING SCALE:
            DEFINITION

            HIGH GRADE
D-1+ Highest certainty of timely payment. Short-term liquidity, includ-ing internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are ex-cellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

            GOOD GRADE
D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

            SATISFACTORY GRADE
D-3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

            NON-INVESTMENT GRADE
D-4 Speculative investment characteristics. Liquidity is not suffi-cient to insured against disruption in debt service. Operating factors and market access may be subject to a high degree of vari-ation.

            DEFAULT
D-5 Issuer failed to meet scheduled principal and/or interest pay-ments.

FITCH IBCA, INC.--A brief description of the applicable Fitch IBCA, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

                                 LONG TERM DEBT

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a spe-cific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its rela-tionship to other obligations of the issuer, the current and prospective finan-cial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by in-surance policies or financial guaranties unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differ-ences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Rat-ings do not comment on the adequacy of market price, the suitability of any se-curity for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Rat-ings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay inter-est and repay principal, which is unlikely to be affected by reasona-bly foreseeable events.

AA Bonds considered to be investment grade and of very high credit quali-ty. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA'. Because bonds rated in the "AAA' and "AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated "F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is consid-ered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Fitch speculative grade bond ratings provide a guide to investors in determin-ing the credit risk associated with a particular security. The ratings ("BB' to "C') represent Fitch's assessment of the likelihood of timely payment of prin-cipal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD' to "D') is an assessment of the ultimate recovery value through reorganization or liquidation.

The rating takes into consideration special features of the issue, its rela-tionship to other obligations of the issuer, the current and prospective finan-cial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differ-ences in the degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay inter-est and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identi-fied which could assist the obligor in satisfying its debt service re-quirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of con-tinued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and eco-nomic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not reme-died, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C    Bonds are in imminent default in payment of interest or principal.

DDD, Bonds are in default on interest and/or principal payments. Such bonds
DD   are extremely speculative and should be valued on the basis of their
AND Dultimate recovery value in liquidation or reorganization of the obli-gor. "DDD' represents the highest potential for recovery of these bonds, and "D' represents the lowest potential for recovery.

                              SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on de-mand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+
     EXCEPTIONALLY STRONG CREDIT QUALITY Issues assigned this rating are regarded as having the strongest degree of assurance for timely pay-ment.

F-1
     VERY STRONG CREDIT QUALITY Issues assigned this rating reflect an as-surance of timely payment only slightly less in degree than issues rated "F-1+'.

F-2
     GOOD CREDIT QUALITY Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned "F-1+' and "F-1' ratings.

F-3
     FAIR CREDIT QUALITY Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is ade-quate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S WEAK CREDIT QUALITY Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic con-ditions.

D DEFAULT Issues assigned this rating are in actual or imminent payment default.

LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                                              EAI-GI-SB-MS 10-98

NUVEEN
Growth and Income
Mutual Funds

June 30, 1998

Annual Report

For investors seeking
superior returns
with moderated risk.

[PHOTO APPEARS HERE]

Growth
and Income
Stock Fund

Highlights

As of June 30, 1998
For Class A shares



Attractive Fund Returns/1/

[BAR CHART APPEARS HERE]
Class A   Class A
(NAV)     (OFFER)

ONE YEAR        21.59%     15.21%

SINCE INCEPTION
8/96            30.55%     26.88%

[_] Class A (NAV)
[_] Class A (Offer)

With its focus on long-term growth and a measure of downside protection, the fund provided attractive total returns for the one-year period and since its inception.

Portfolio Allocation

[PIE CHART APPEARS HERE]

Stocks     92%
Cash        8%

True to its investment objective, the fund remained almost completely invested in stocks, allowing it to capitalize on stock appreciation opportunities.

Fund Manager's 20-Year Record of Positive Returns/2/


[BAR CHART APPEARS HERE]


78      7.96
79     11.56
80     24.53
81      3.14
82     25.45
83     14.43
84      1.73
85     32.78
86     14.64
87     27.50
88      7.99
89     31.93
90      0.16
91     32.02
92      6.01
93     15.13
94      0.64
95     36.51
96     24.89
97     28.03

The fund manager boasts an excellent long-term track record through a variety of market conditions, with positive returns for each of the past 20 years.



   Contents
1  Dear Shareholder
3  A Time-Tested Strategy
   that Can Add Real Value
4  Report from the
   Fund's Equity Adviser
5  Performance Overview
6  Portfolio of Investments
8  Statement of Net Assets
9  Statement of Operations
10 Statement of Changes in Net Assets
11 Notes to Financial Statements
14 Financial Highlights
16 Report of Independent Public Accountants
17 Building Better Portfolios with Nuveen

/1/  Please see the Performance Overview on page five for more information.

/2/ This chart reflects the performance of the Institutional Capital Discretionary Equity Composite, which includes all assets (approximately $4.79 billion as of 6/30/98) that have substantially the same investment objective and policies as the Nuveen Growth and Income Stock Fund. The composite's accounts may experience different investment inflows and outflows than the fund, and are not subject to all of the restrictions of the Investment Company Act of 1940 and the Internal Revenue Code that apply to the fund, which could adversely affect fund performance. Investment returns reflect composite gross-of-fee returns, adjusted for the fund's Class A annual net operating expenses of 1.30%, but not the up-front sales charge. Class B, C, or R investment results would differ due to differing sales charges and operating expenses. This chart does not represent actual fund past performance or predict future fund performance.

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board


Wealth takes a lifetime to build. Once achieved, it should be preserved.


Dear Shareholder

I am pleased to report that over the past year the Nuveen Growth and Income Stock Fund continued to provide strong returns with moderated risk and price volatility -- as the fund was designed to do.


In addition, as you can see from the information on the facing page, the fund remains well-positioned to take advantage of future market opportunities while employing an investment strategy that historically has limited the impact of severe market downturns.

Current Results Backed by a Proven Record

The solid performance achieved by the Growth and Income Stock Fund portfolio managers inevitably leads to the question: "Can they keep it up?" Since no one can predict the future with certainty, it's important to have confidence in your fund managers' experience, investment approach and the results they've demonstrated through a variety of market conditions over the years.

As Nuveen's Premier Adviser/SM/ for value investing, Institutional Capital Corporation is a highly successful institutional money manager with more than 28 years of experience. Over that time, they've specialized in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach has paid off for investors, and is still the key investment strategy of the Nuveen Growth and Income Stock Fund. The managers start by looking for stocks whose intrinsic worth is greater than their current market price. Then they look for a catalyst, such as a management change, a new product, or improved industry outlook, that may help trigger a rise in each stock's price. Generally, the fund only purchases stocks that the managers believe have the potential to generate 15% - 25% returns over an 18-month period.

Following this letter, you'll find one example of how this strategy has worked to the advantage of fund investors.

Nuveen's Premier Advisers

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise.

"Today, more than
 ever, you can
 count on Nuveen
 for investments
 designed to
 produce a well-
 balanced portfolio
 that meets your
 individual goals."

In addition to Institutional Capital, Nuveen Premier Advisers now include Rittenhouse Financial Services, our specialist for growth investing, and Nuveen Advisory Corp., our expert in tax-free investing. Each of these managers uses a time-tested, research-driven investment strategy to build portfolios of quality securities.

Diversification Can Help
You Build a Better Portfolio

In light of recent market volatility, we believe that investors will find diversification to be an increasingly important strategy in the months ahead. An appropriately diversified portfolio -- one that balances different types of investments, levels of risk and tax management strategies -- can help cushion your portfolio against volatility and enhance your overall return potential.

Many of you have invested in the Nuveen Growth and Income Stock Fund because of its value investing orientation and the excellent track record of its Premier Adviser. We are pleased to announce that this same disciplined approach is now available in another Nuveen fund managed by Institutional Capital -- the Nuveen European Value Fund.

With its focus on a portfolio of quality, undervalued European companies, this fund can provide an excellent complement to the Growth and Income Stock Fund by offering international diversification and growth potential. I encourage you to talk with your financial adviser about how this new fund, along with the Nuveen Rittenhouse Growth Fund and our wide array of tax-free bond funds, can help round out your portfolio and meet your own particular investment needs.

If you would like additional information on the Nuveen European Value Fund, or any of our other funds, contact your financial adviser for a prospectus. You also may request a prospectus from Nuveen by calling (800) 257-8787. Please read this information carefully and discuss it with your financial adviser before you invest.

When seeking quality investments that withstand the test of time, we hope you will continue to think of Nuveen. Today, more than ever, you can count on Nuveen for investments designed to produce a well-balanced portfolio that meets your individual goals. We thank you for your continued confidence in us, and look forward to reporting to you again soon.

Sincerely,


/S/ Timothy R. Schwertfeger
----------------------------
Timothy R. Schwertfeger
Chairman of the Board

August 15, 1998

A Time-Tested Strategy that Can Add Real Value


Stock Selection Process


          Stocks
        with Best
         Relative
          Value

         Catalyst

        Portfolio
         of 40-50
          Stocks


Institutional Capital Corporation, Nuveen's Premier Adviser for value investing, selects stocks for the Nuveen Growth and Income Stock Fund from a universe of approximately 450 large and midsize companies, using proprietary quantitative valuation models to determine which of these stocks appear to be undervalued in the current market. Based on a rigorous assessment of each company's prospects, the portfolio manager then looks for a catalyst that could help the market recognize the stock's true value. This catalyst may be as simple as an anticipated dividend change, or as complex as a fundamentally improved industry outlook.

Once selected, stocks in the portfolio are monitored closely and replaced if they reach their target value, their prospects change or they become less attractive than other portfolio candidates.

An example of how this process works to investors' advantage is the recent purchase and sale of Ford Motor Company, the nation's second largest automaker.

First purchased by the Nuveen Growth and Income Stock Fund in February 1997, the catalysts for Ford included a strong management team, significant cost cutting and a corporate restructuring.

Ford was a major holding of the fund until it reached its target price in June and was sold. The fund's position in Ford produced a gain of 159% over the initial purchase price. While illustrative of the investment process generally, this was a particularly rewarding investment by the fund. Not all of the fund's investments have been or will be as successful.



                              Ford Motor Company:
               An Example of a Stock with Identifiable Catalysts
                             [CHART APPEARS HERE]



8/96           22.25
9/96           20.75
10/96          20.75
11/96          21.75
12/96          21.42
1/97           21.33
2/97           21.83
3/97           20.84
4/97           23.08
5/97           24.91
6/97           25.23
7/97           27.14
8/97           28.56
9/97           29.97
10/97          29.02
11/97          28.56
12/97          32.25
1/98           33.88
2/98           37.56
3/98           43.05
4/98           45.81
5/98           51.88
6/98           59.00

Nuveen Growth and Income Stock Fund

Report from the Fund's Premier Adviser

The Institutional Capital portfolio management team talks about the financial markets and factors that affected fund performance.

"In this environment, we will continue to invest in companies undergoing corporate restructurings, both in the U.S. and Europe."

Over the past year, the economy and the financial markets again defied the experts' consensus.

The conventional wisdom was that the Asian crisis and U.S. company profit warnings that started last fall would result in a slow first half of 1998, with a rebound in confidence and securities prices in the second half of this year. Our own concern was whether the Federal Reserve would have to raise short-term interest rates as the moderating influence of Asia diminished and the U.S. economy picked up steam.

The facts have painted a different picture. Stimulated by lower interest rates, strong employment and a significant drop in energy prices, U.S. consumption has remained quite strong -- especially for this late in the economic cycle. Outside the U.S., European companies also began showing strong results. While Asia did slump, its overall impact on the U.S. economy was less severe than feared.

The low inflationary environment and strong economy fueled continued strength in the U.S. equity markets, raising valuations and putting a premium on the quality research needed to find undervalued stocks. Staying with our time-tested, value-oriented strategy, we are pleased that the Class A share total return on net asset value of the Growth and Income Stock Fund was a healthy 21.59% for the year ended June 30, 1998.

Asia Looms Large

Given the lethargy in Japan and reduced growth in China, there will be no quick or easy resolution of Asia's woes anytime soon. The central problem in Asia is that massive amounts of capital are now invested in assets that are providing poor returns. While we believe these problems can be solved, it will take time. Perhaps the only good news is that the deflationary drag from the region should prevent the Fed from raising interest rates and keep the dollar strong for some time.

Unrealistic Valuations in Some Sectors

The U.S. stock market is now characterized by high valuations -- but given the lack of investment alternatives, low interest rates and the strength of the dollar, this is understandable (if not totally justifiable). However, there is a degree of speculation now in the U.S. market, as evidenced particularly in some Internet-related stocks, that makes us uneasy. While we believe the market values of many of these high flyers will be adjusted, we also think that our disciplined, catalyst-driven, value-investing approach will continue to uncover companies that offer good prospects at attractive prices.

Outlook for the Second Half of 1998

Our view for the remainder of the year is that:

 . The U.S. economy will slow as a result of high inventories, weaker exports and a downturn in capital goods manufacturing.

 . Corporate profits overall will be up modestly, and less than expected.

 . The Fed will probably not raise interest rates as a result of the financial situation in Asia and the fragile state of other dollar-linked economies such as Russia.

 . The domestic merger and acquisition boom will continue, but the impact on overall market prices will diminish.

 . U.S. stock market averages will gain modestly; European markets will see even larger returns.

Our Strategy

In this environment, we will continue to invest in companies undergoing corporate restructurings, both in the U.S. and Europe. This means looking for companies that may have performed poorly in the recent past, but that have attractive, underutilized assets or a newly focused management team. Some portfolio holdings that highlight this strategy include Citicorp, News Corp. and Raytheon, just to name a few.

We believe there may be good news coming from these companies and others like them in the fund's portfolio. We are committed to uncovering additional opportunities in the months ahead.

Nuveen Growth and Income Stock Fund

Performance Overview

As of June 30, 1998


Top Ten Holdings/1/
News Corp. Ltd. Sponsored ADR     4.32%
---------------------------------------
NationsBank Corp                  3.73%
---------------------------------------
Hoechst AG Sponsored ADR          3.56%
---------------------------------------
American Home Products Corp.      3.40%
---------------------------------------
Citicorp                          3.29%
---------------------------------------
Philips Electronics N.V.          3.20%
---------------------------------------
Burlington Northern Santa Fe      2.97%
---------------------------------------
Seagram Co. Ltd.                  2.81%
---------------------------------------
U.S.A. Waste Services Inc.        2.76%
---------------------------------------
General Motors Corporation        2.72%
---------------------------------------

Industry Diversification

[PIE CHART APPEARS HERE]


Transportation                      8%
Capital Spending                    8%
Consumer Staples                   10%
Capital Equipment/Technology        9%
Energy                              7%
Basic Industries                    9%
Retail                              4%
Health Care                        13%
Consumer Durables                   3%
Consumer Services                  12%
Utilities                           2%
Financial                          15%

Portfolio Allocation

[PIE CHART APPEARS HERE]



Stocks                             92%
Cash                                8%



 Fund Highlights
Share Price                        A            B          C         R
-------------------------------------------------------------------------
Inception Date                  8/96         8/96       8/96         8/96
-------------------------------------------------------------------------
Net Asset Value               $26.50       $26.47     $26.43     $  26.52
-------------------------------------------------------------------------
Total Net Assets ($000)                                          $901,732
-------------------------------------------------------------------------
Fund Beta                                                            0.77
-------------------------------------------------------------------------
Average Market Capitalization of Stocks in Portfolio          $31 billion
-------------------------------------------------------------------------
Average P/E of Stocks in Portfolio                                   17.6
-------------------------------------------------------------------------
Number of Stocks in Portfolio                                          45
-------------------------------------------------------------------------



 Annualized Total Return/2/
Share Class            A (NAV)   A (Offer)          B          C           R
----------------------------------------------------------------------------
Year-to-Date            14.21%      8.23%      13.81%     13.74%      14.38%
----------------------------------------------------------------------------
One-Year                21.59%     15.21%      20.70%     20.63%      21.91%
----------------------------------------------------------------------------
Since Inception         30.55%     26.88%      29.58%     29.49%      30.91%
----------------------------------------------------------------------------


Index Comparison/3/

[MOUNTAIN CHART APPEARS HERE]

                         Nuveen Growth and Income     Nuveen Growth and Income
          S&P 500        Stock Fund (NAV)             Stock Fund (Offer)
Aug-96     10000                  10000                         9475
Sep-96     10563                  10414                         9867
Oct-96     10855                  10864                        10294
Nov-96     11675                  11638                        11027
Dec-96     11444                  11371                        10774
Jan-97     12159                  11951                        11323
Feb-97     12254                  12036                        11404
Mar-97     11750                  11784                        11165
Apr-97     12452                  12360                        11711
May-97     13210                  13026                        12343
Jun-97     13803                  13617                        12902
Jul-97     14901                  14626                        13858
Aug-97     14066                  14007                        13272
Sep-97     14837                  14776                        14000
Oct-97     14342                  14356                        13603
Nov-97     15006                  14368                        13613
Dec-97     15264                  14496                        13735
Jan-98     15433                  14577                        13811
Feb-98     16546                  15670                        14847
Mar-98     17393                  16030                        15189
Apr-98     17569                  16473                        15608
May-98     17266                  16479                        15614
Jun-98     17968                  16557                        15688

S&P 500                                     $17,968
Nuveen Growth and Income Stock Fund (NAV)   $16,557
Nuveen Growth and Income Stock Fund (Offer) $15,688

Past performance is not predictive of future results.

1 The companies listed above represent their respective percentages as of 6/30/98. Over time, the fund's holdings and their percentages will vary as the prices of the stocks vary.

2 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.25% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the return figures.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Standard and Poor's 500 Index, which does not reflect any initial or ongoing expenses. The Nuveen fund return depicted in the chart reflects the initial maximum sales charge applicable to Class A shares (5.25%) and all ongoing fund expenses.

                      Portfolio of Investments
                      Nuveen Growth and Income Stock Fund
                      June 30, 1998


                                                                          Market
   Shares  Description                                                     Value
--------------------------------------------------------------------------------
           COMMON STOCKS - 87.2%

           Basic Industries - 8.7%

  179,850  Akzo Nobel N.V. Sponsored ADR                             $19,940,868
  285,600  E.I. du Pont de Nemours and Company Ltd.                   21,312,900
  346,885  IMC Global Inc.                                            10,449,910
  298,250  Reynolds Metals Company                                    16,683,359
  353,150  UPM-Kymmene Oyj Corporation Sponsored ADR                   9,719,429
--------------------------------------------------------------------------------
           Capital Equipment/Technology - 8.3%

  439,300  First Data Corporation                                     14,634,181
  201,050  International Business Machines Corporation                23,083,053
  254,600  NCR Corporation #                                           8,274,500
  337,500  Royal Philips Electronics N.V.                             28,687,500
--------------------------------------------------------------------------------
           Capital Spending - 7.3%

  222,400  B.F. Goodrich Company                                      11,036,600
  276,700  Case Corporation                                           13,350,775
  166,000  Northrop Grumman Corporation                               17,118,750
  416,500  Raytheon Company - Class A                                 24,000,812
--------------------------------------------------------------------------------
           Consumer Durables - 2.7%

  364,150  General Motors Corporation                                 24,329,772
--------------------------------------------------------------------------------
           Consumer Services - 7.0%

  612,900  Dun & Bradstreet Corporation                               22,141,013
  762,900  Host Marriot Corporation #                                 13,589,156
   58,800  Starwood Hotels & Resorts                                   2,840,775
  500,100  U.S.A. Waste Services Inc. #                               24,692,438
--------------------------------------------------------------------------------
           Consumer Staples - 9.0%

  406,400  Fort James Corporation                                     18,084,800
  375,200  Hasbro, Inc.                                               14,750,050
  592,600  Philip Morris Companies Inc.                               23,333,625
  615,900  Seagram Company Ltd.                                       25,213,406
--------------------------------------------------------------------------------
           Energy - 5.9%

  307,010  Elf Aquitaine SA Sponsored ADR                             21,797,710
  245,000  Schlumberger Limited                                       16,736,563
  419,350  Unocal Corporation                                         14,991,763
--------------------------------------------------------------------------------
           Financials - 13.4%

  163,150  Bankers Trust Corporation                                  18,935,597
  295,000  CIGNA Corporation                                          20,355,000
  197,350  Citicorp                                                   29,454,487

          Shares    Description                                                                                    Market Value
-------------------------------------------------------------------------------------------------------------------------------
                    Financials (continued)

         374,100    Household International, Inc.                                                                  $ 18,611,475
         436,450    NationsBank Corporation                                                                          33,388,425
-------------------------------------------------------------------------------------------------------------------------------
                    Health Care - 12.4%

         588,300    American Home Products Corporation                                                               30,444,525
         334,750    Baxter International Inc.                                                                        18,013,734
         642,000    Hoechst AG Sponsored ADR                                                                         31,859,250
         303,500    Humana Inc. #                                                                                     9,465,406
         137,200    St. Jude Medical, Inc. #                                                                          5,050,675
         528,500    Tenet Healthcare Corporation #                                                                   16,515,625
-------------------------------------------------------------------------------------------------------------------------------
                    Retail - 3.5%

          88,300    Circuit City Stores                                                                               4,139,063
         163,400    Consolidated Stores Corporation #                                                                 5,923,250
         400,550    Federated Department Stores, Inc. #                                                              21,554,597
-------------------------------------------------------------------------------------------------------------------------------
                    Transportation - 7.1%

         193,150    AMR Corporation #                                                                                16,079,738
         270,650    Burlington Northern Santa Fe Corporation                                                         26,574,447
         753,600    Canadian Pacific Limited                                                                         21,383,400
-------------------------------------------------------------------------------------------------------------------------------
                    Utilities - 1.9%

         139,150    AT&T Corp.                                                                                        7,948,944
         209,600    Bell Atlantic Corporation                                                                         9,563,000
-------------------------------------------------------------------------------------------------------------------------------
                    Total Common Stocks - (cost $686,234,947)                                                       786,054,346
                    -----------------------------------------------------------------------------------------------------------

                    PREFERRED STOCKS - 4.3%

       1,369,050    News Corporation Limited Sponsored ADR                                                           38,675,663
-------------------------------------------------------------------------------------------------------------------------------
                    Total Preferred Stocks - (cost $25,272,089)                                                      38,675,663
                    -----------------------------------------------------------------------------------------------------------

Principal Amount    Description                                                                                    Market Value
-------------------------------------------------------------------------------------------------------------------------------

                    SHORT-TERM INVESTMENTS - 7.9%
     $40,000,000    Walt Disney Company, Commercial Paper, effective yield of 5.67%, 7/13/98                         39,927,467
      16,300,000    Pitney Bowes, Inc., Commercial Paper, effective yield of 6.17%, 7/01/98                          16,300,000
      15,000,000    Proctor & Gamble Company, Commercial Paper, effective yield of 5.73%, 7/07/98                    14,986,375
-------------------------------------------------------------------------------------------------------------------------------
                    Total Short-Term Investments - (cost $71,213,842)                                                71,213,842
                    -----------------------------------------------------------------------------------------------------------
                    Total Investments - (cost $782,720,878) - 99.4%                                                 895,943,851
                    -----------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 0.6%                                                              5,788,486
                    -----------------------------------------------------------------------------------------------------------
                    Net Assets - 100%                                                                              $901,732,337
                    ===========================================================================================================

#  Non-income producing.

                                 See accompanying notes to financial statements.

Statement of Net Assets
June 30, 1998



-------------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $782,720,878) (note 1)                                          $895,943,851
Cash                                                                                                               47,717
Receivables:
 Dividends                                                                                                      1,625,876
 Investments sold                                                                                               7,289,137
 Shares sold                                                                                                    1,329,488
Deferred organization costs (note 1)                                                                              115,576
Other assets                                                                                                       34,292
-------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                                                906,385,937
-------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                                                                            756,736
 Shares redeemed                                                                                                  760,153
Accrued expenses:
 Management fees (note 4)                                                                                         448,070
 12b-1 distribution and service fees (notes 1 and 4)                                                              232,770
 Other                                                                                                            121,508
Dividends payable                                                                                               2,334,363
-------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                                             4,653,600
-------------------------------------------------------------------------------------------------------------------------
Net assets (note 5)                                                                                          $901,732,337
=========================================================================================================================
Class A Shares (note 1)
Net assets                                                                                                   $790,062,734
Shares outstanding                                                                                             29,809,495
Net asset value and redemption price per share                                                               $      26.50
Offering price per share (net asset value per share plus maximum sales charge of 5.25% of offering price)    $      27.97
=========================================================================================================================
Class B Shares (note 1)
Net assets                                                                                                   $ 71,909,231
Shares outstanding                                                                                              2,716,821
Net asset value, offering and redemption price per share                                                     $      26.47
=========================================================================================================================
Class C Shares (note 1)
Net assets                                                                                                   $ 21,425,577
Shares outstanding                                                                                                810,673
Net asset value, offering and redemption price per share                                                     $      26.43
=========================================================================================================================
Class R Shares (note 1)
Net assets                                                                                                   $ 18,334,795
Shares outstanding                                                                                                691,328
Net asset value, offering and redemption price per share                                                     $      26.52
=========================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended June 30, 1998

----------------------------------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                                                     $ 13,045,258
Interest                                                                                         4,486,808
----------------------------------------------------------------------------------------------------------
Total investment income                                                                         17,532,066
----------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                                                         6,459,095
12b-1 service fees -- Class A (notes 1 and 4)                                                    1,775,281
12b-1 distribution and service fees -- Class B (notes 1 and 4)                                     428,635
12b-1 distribution and service fees -- Class C (notes 1 and 4)                                     119,199
Shareholders' servicing agent fees and expenses                                                  1,345,702
Custodian's fees and expenses                                                                       88,438
Trustees' fees and expenses (note 4)                                                                86,210
Professional fees                                                                                   34,636
Shareholders' reports -- printing and mailing expenses                                             437,303
Federal and state registration fees                                                                145,929
Amortization of deferred organization costs (note 1)                                                36,000
Other expenses                                                                                      43,752
----------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                                     11,000,180
 Expense reimbursement (note 4)                                                                 (1,252,775)
----------------------------------------------------------------------------------------------------------
Net expenses                                                                                     9,747,405
----------------------------------------------------------------------------------------------------------
Net investment income                                                                            7,784,661
----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 3)                                 110,057,991
Net change in unrealized appreciation or depreciation of investments                            33,508,467
----------------------------------------------------------------------------------------------------------
Net gain from investments                                                                      143,566,458
----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                    $151,351,119
==========================================================================================================

                                 See accompanying notes to financial statements.

               Statement of Changes in Net Assets

                                                                                    For the Period
                                                                       Year Ended       8/07/96 to
                                                                          6/30/98          6/30/97
--------------------------------------------------------------------------------------------------
Operations
Net investment income                                                $  7,784,661     $  4,552,258
Net realized gain from investment transactions
    (notes 1 and 3)                                                   110,057,991       23,971,540
Net change in unrealized appreciation or depreciation
    of investments                                                     33,508,467       79,714,507
--------------------------------------------------------------------------------------------------
Net increase in net assets from operations                            151,351,119      108,238,305
--------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
    Class A                                                            (7,296,320)      (4,326,777)
    Class B                                                              (174,471)         (33,641)
    Class C                                                               (50,306)         (11,701)
    Class R                                                              (207,438)        (131,681)
From accumulated net realized gains from investment transactions:
    Class A                                                           (55,954,562)             (96)
    Class B                                                            (3,039,218)             (96)
    Class C                                                              (762,373)             (96)
    Class R                                                            (1,266,493)         (57,187)
--------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders             (68,751,181)      (4,561,275)
--------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                      171,997,447      560,742,869
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                         55,521,813        1,085,746
--------------------------------------------------------------------------------------------------
                                                                      227,519,260      561,828,615
--------------------------------------------------------------------------------------------------
Cost of shares redeemed                                               (54,536,779)     (19,389,087)
--------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions               172,982,481      542,439,528
--------------------------------------------------------------------------------------------------
Net increase in net assets                                            255,582,419      646,116,558
Net assets at the beginning of period                                 646,149,918           33,360
--------------------------------------------------------------------------------------------------
Net assets at the end of period                                      $901,732,337     $646,149,918
==================================================================================================
Balance of undistributed net investment income at end of period      $    104,584     $     48,458
==================================================================================================


                                 See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies
The Nuveen Growth and Income Stock Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996.

The Fund invests primarily in a diversified portfolio of large- and mid-cap equities of domestic companies as a source of capital growth. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term fixed income investments in order to preserve capital or to enhance returns or as a temporary defensive measure.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 1998, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income is declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Fund may invest in options and futures contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended June 30, 1998.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Deferred Organization Costs
The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                      For the Period
                                                    Year Ended 6/30/98              8/07/96 to 6/30/97
-----------------------------------------------------------------------------------------------------------
                                                 Shares          Amount          Shares*          Amount
-----------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                        3,567,835     $ 89,573,723      26,506,586     $534,047,616
 Class B                                        2,261,218       56,728,012         451,781       10,154,679
 Class C                                          697,568       17,510,818         156,621        3,451,741
 Class R                                          325,380        8,184,894         655,095       13,088,833

Shares issued to shareholders
due to reinvestment of distributions:
 Class A                                        2,217,304       50,837,734          51,079        1,069,544
 Class B                                          119,470        2,714,481              38              787
 Class C                                           30,815          699,886              10              201
 Class R                                           55,208        1,269,712             726           15,214
-----------------------------------------------------------------------------------------------------------
                                                9,274,798      227,519,260      27,821,936      561,828,615
-----------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                       (1,640,986)     (41,459,146)       (892,740)     (18,980,846)
 Class B                                         (108,267)      (2,735,040)         (7,836)        (182,828)
 Class C                                          (69,070)      (1,753,632)         (5,688)        (119,188)
 Class R                                         (340,624)      (8,588,961)         (4,874)        (106,225)
-----------------------------------------------------------------------------------------------------------
                                               (2,158,947)     (54,536,779)       (911,138)     (19,389,087)
-----------------------------------------------------------------------------------------------------------
Net increase                                    7,115,851     $172,982,481      26,910,798     $542,439,528
===========================================================================================================

*Shares sold reflect a December 18, 1996, stock split of 1.113830, 1.112700,
 1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.

3. Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. government obligations and short-term investments for the fiscal year ended June 30, 1998, were as follows:

------------------------------------------------------------------------
Purchases:
 Investment securities                                    $1,024,986,003
 U.S. government obligations                                 704,324,784
 Short-term investments                                    4,976,323,220
Sales:
 Investment securities                                       921,033,949
 U.S. government obligations                                 704,500,000
 Short-term investments                                    4,976,419,482
========================================================================

At June 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

Net unrealized appreciation aggregated $113,222,973 of which $127,474,765 related to appreciated securities and $14,251,792 related to depreciated securities.

4. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

Average Daily Net Asset Value                                     Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .8500 of 1%
For the next $125 million                                            .8375 of 1
For the next $250 million                                            .8250 of 1
For the next $500 million                                            .8125 of 1
For the next $1 billion                                              .8000 of 1
For net assets over $2 billion                                       .7750 of 1
================================================================================

The Adviser has agreed to waive fees and reimburse expenses through July 31, 1998, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of Fund shares. Effective August 1, 1998, the Adviser has agreed to waive fees and reimburse expenses through July 31, 1999, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.05% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the fiscal year ended June 30, 1998, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $4,488,700 of which approximately $4,303,400 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 1998, the Distributor compensated authorized dealers directly with approximately $2,460,900 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 1998, the Distributor retained approximately $536,000 of such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $521,600 of CDSC on share redemptions during the fiscal year ended June 30, 1998.


5. Composition of Net Assets

At June 30, 1998, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

-----------------------------------------------------------------------------------------------
Capital paid-in                                                                    $715,439,066
Balance of undistributed net investment income                                          104,584
Accumulated net realized gain from investment transactions                           72,965,714
Net unrealized appreciation of investments                                          113,222,973
-----------------------------------------------------------------------------------------------
Net assets                                                                         $901,732,337
===============================================================================================


               Financial Highlights

Selected data for a share outstanding throughout each period is as follows:

  Class (Inception Date)
                               Investment Operations                     Less Distributions
                       -----------------------------------------    -----------------------------
                                                     Net
                      Beginning                Realized/                                             Ending
                            Net         Net   Unrealized                  Net                           Net
Year Ended                Asset  Investment   Investment           Investment   Capital               Asset    Total
June 30,                  Value   Income (a)  Gain (Loss)   Total      Income      Gain     Total     Value   Return (b)
------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
1998                     $24.01        $.26        $4.55    $4.81       $(.25)   $(2.07)   $(2.32)   $26.50      21.59%
1997 (c)**                17.96         .30         6.18     6.48        (.20)     (.23)     (.43)    24.01      36.30
Class B (8/96)
1998                      24.00         .10         4.51     4.61        (.07)    (2.07)    (2.14)    26.47      20.70
1997 (c)**                17.97         .21         6.13     6.34        (.08)     (.23)     (.31)    24.00      35.37
Class C (8/96)
1998                      23.98         .10         4.49     4.59        (.07)    (2.07)    (2.14)    26.43      20.63
1997 (c)**                17.97         .21         6.11     6.32        (.08)     (.23)     (.31)    23.98      35.26
Class R (8/96)
1998                      24.02         .32         4.56     4.88        (.31)    (2.07)    (2.38)    26.52      21.91
1997 (c)**                17.96         .30         6.24     6.54        (.25)     (.23)     (.48)    24.02      36.65
========================================================================================================================

14


  Class (Inception Date)

                                        Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------
                                                      Ratio                       Ratio
                                                     of Net                      of Net
                                     Ratio of    Investment       Ratio of   Investment
                                     Expenses        Income       Expenses    Income to
                                   to Average    to Average     to Average      Average
                                   Net Assets    Net Assets     Net Assets   Net Assets
                                       Before        Before          After        After   Portfolio
Year Ended           Ending Net   Reimburse-     Reimburse-     Reimburse-   Reimburse-    Turnover
June 30,           Assets (000)         ment           ment       ment (a)     ment (a)       Rate
----------------------------------------------------------------------------------------------------
Class A (8/96)
1998                  $790,063          1.36%           .88%        1.20%          1.04%         232%
1997 (c)**             616,209          1.28*          1.45*        1.20*          1.53*         110
Class B (8/96)
1998                    71,909          2.11            .22         1.95            .38          232
1997 (c)**              10,664          2.03*           .95*        1.95*          1.03*         110
Class C (8/96)
1998                    21,426          2.11            .23         1.95            .39          232
1997 (c)**               3,630          2.03*           .96*        1.95*          1.04*         110
Class R (8/96)
1998                    18,335          1.11           1.10          .95           1.26          232
1997 (c)**              15,647          1.47*          1.04*         .95*          1.56*         110
====================================================================================================

*   Annualized.

** All per share amounts reflect a December 18, 1996, stock split of 1.113830, 1.112700, 1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.

(a) After waiver of certain management fees or reimbursement of expenses by Nuveen Institutional Advisory Corp.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) From commencement of class operations as noted.

Report of Independent Public Accountants




To the Board of Trustees and Shareholders of Nuveen Growth and Income Stock Fund

We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Growth and Income Stock Fund (one of the portfolios constituting the Nuveen Investment Trust (a Massachusetts business trust)), as of June 30, 1998, and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Growth and Income Stock Fund as of June 30, 1998, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Chicago, Illinois
August 17, 1998

Building a Better Portfolio
Can Make You a Successful Investor





Successful investors know that a well-diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred/R/

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Nuveen Family
of Mutual Funds
Nuveen offers a variety
of funds designed to
help you reach your
financial goals.

Growth
Nuveen Rittenhouse
Growth Fund

Growth and
Income
European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin

Serving Investors for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

      1898
  NUVEEN  1998
OUR SECOND CENTURY
  helping investors sustain the wealth of a lifetime.

John Nuveen & Co, Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com                                                       EAN-GI-6-98

NUVEEN

MUTUAL FUNDS

June 30, 1998

Annual Report

For investors seeking
attractive after-tax returns
through tax-free income and
long-term growth of capital.

[PHOTO APPEARS HERE]

Balanced
Municipal
and
Stock Fund

Highlights

As of June 30, 1998
For Class A shares

Attractive Fund Returns/1/

[BAR CHART APPEARS HERE]

                   One Year    Since Inception--8/96
                   --------    ---------------------
Class A (NAV)       14.71%             17.36%
Class A (Offer)      8.69%             14.06%

With its focus on tax-free income and long-term growth, the fund provided attractive total returns for the one-year period and since its inception.


Portfolio Application

[PIE CHART APPEARS HERE]

Municipal Bonds    56%
Stocks             41%
Cash                3%

True to its investment objectives, the fund invested in municipal bonds to provide tax-free income and stocks for long-term growth.


Steady Dividends Despite Declining Interest Rates

Dividend History

[BAR CHART APPEARS HERE]

 .0455     July 1997
 .0455     August 1997
 .0455     September 1997
 .0455     October 1997
 .0455     November 1997
 .0455     December 1997
 .0455     January 1998
 .0455     February 1998
 .0455     March 1998
 .0455     April 1998
 .0455     May 1998
 .0455     June 1998

Bond Buyer 40

[LINE CHART APPEARS HERE]



5.69      July 1997
5.40      August 1997
5.55      September 1997
5.47      October 1997
5.40      November 1997
5.36      December 1997
5.26      January 1998
5.19      February 1998
5.24      March 1998
5.27      April 1998
5.39      May 1998
5.22      June 1998

Despite the declining interest rate environment, the fund provided a steady monthly dividend to shareholders.


/1/ Please see the Performance Overview on page five for more information.

    Contents
 1  Dear Shareholder

 3  Report from Your Fund Managers

 5  Performance Overview

 6  Portfolio of Investments

12  Statement of Net Assets

13  Statement of Operations

13  Statement of Changes in Net Assets

14  Notes to Financial Statements

18  Financial Highlights

20  Report of Independent
    Public Accountants

21  Building Better Portfolios

Dear Shareholder

[PHOTO OF Timothy R. Schwertfeger appears here]

Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

I am pleased to report that over the past year the Nuveen Balanced Municipal and Stock Fund continued to provide current tax-free income and long-term growth potential to offset inflation as the fund was designed to do.

In addition, as you can see from the information on the facing page, the fund remains well-positioned to continue providing attractive tax-free income even in today's lower interest rate environment.

Current Results Backed by a Proven Record

The solid performance achieved by the Balanced Municipal and Stock Fund managers inevitably leads to the question: "Can they keep it up?" Since no one can predict the future with certainty, it's important to have confidence in your fund managers' experience, investment approach and the results they've demonstrated through a variety of market conditions over the years.

The Nuveen Balanced Municipal and Stock Fund is managed by a team of Premier Advisers(SM), each an expert in their particular investment category. As Nuveen's Premier Adviser for value investing, Institutional Capital Corporation is a highly successful institutional money manager with more than 28 years of experience. Over that time, they've specialized in finding undervalued midsize and large company stocks that are poised for significant growth.

Institutional Capital's expertise is matched by the other Premier Adviser managing the Municipal and Stock Fund, Nuveen Institutional Advisory Corp. One of the largest and most experienced municipal bond asset managers in the country, Nuveen draws upon the systems, market knowledge and investing skills the firm has developed through its 100 years of day-to-day participation in this complex market.

The result of this combination is a disciplined, research-oriented approach that has paid off for investors, and remains the key investment strategy of the Nuveen Balanced Municipal and Stock Fund. On the equity side, the managers start by looking for well-established but undervalued stocks. The portfolio managers then look for a catalyst, such as a management change, a new product, or improved industry outlook, that may help trigger a rise in the stock's price. Generally, the fund only purchases stocks that the managers believe have the potential to generate 15-25% returns over an 18-month period.

For the municipal bond portion of the portfolio, Nuveen Institutional Advisory looks for intermediate-term, investment-quality bonds whose prices, features or prospects make them appear undervalued relative to their peers. By maintaining a relatively constant mix of municipal bonds providing steady,

"Today, more than ever, you can count on Nuveen for investments designed to produce a well-balanced portfolio that meets your individual goals."

dependable tax-free income and common stocks offering growth potential, the fund can help investors meet both of these important needs.

Nuveen's Premier Advisers

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. In addition to Institutional Capital and Nuveen Institutional Advisory, Nuveen's Premier Advisers include Rittenhouse Financial Services, our Premier Adviser for growth investing. Each of these managers uses a time-tested, research-driven investment strategy to build portfolios of quality securities.

Diversification Can Help You Build a Better Portfolio

In light of current market conditions, we believe that investors will find diversification to be an increasingly important strategy in the months ahead. An appropriately diversified portfolio -- one that balances different types of investments, levels of risk and tax management strategies -- can help cushion your portfolio against volatility and enhance your overall return potential.

Many of you have invested in the Nuveen Balanced Municipal and Stock Fund because of its value investing orientation and the excellent track record of its Premier Advisers. We are pleased to announce that this same disciplined approach is now available in another Nuveen fund -- the Nuveen European Value Fund.

With portfolio management by Institutional Capital and a focus on a portfolio of quality, undervalued European companies, this fund can provide an excellent complement to the Balanced Municipal and Stock Fund by offering international diversification to reduce risk and increased return potential. I encourage you to talk with your financial adviser about how this new fund, along with the Nuveen Rittenhouse Growth Fund and our wide array of tax-free bond funds, can help round out your portfolio and meet your own particular investment needs.

If you would like additional information on the Nuveen European Value Fund, or any of our other funds, contact your financial adviser for an Investor Guide, including a prospectus containing all charges and expenses. You also may request a prospectus from Nuveen by calling toll-free (800) 257-8787. Please read this information carefully and discuss it with your financial adviser before you invest.

When seeking quality investments that withstand the test of time, we hope you will continue to think of Nuveen. Today, more than ever, you can count on Nuveen for investments designed to produce a well-balanced portfolio that meets your individual goals. We thank you for your continued confidence in us, and look forward to reporting to you again soon.

Sincerely,


/s/ Timothy R. Schwertfeger
---------------------------
Timothy R. Schwertfeger
Chairman of the Board

August 14, 1998

Nuveen Balanced Municipal and Stock Fund

Report from Your Fund Managers

The Nuveen Institutional Advisory and Institutional Capital investment management teams talk about the financial markets and factors that affected fund performance.

"The continued market strength put a premium on the quality research needed to find undervalued securities."

Over the past year, the economy and the financial markets again defied the experts' consensus.

The conventional wisdom was that the Asian crisis and U.S. company profit warnings that started last fall would result in a slow first half of 1998, with a rebound in confidence and securities prices in the second half of this year. Our own concern was whether the Federal Reserve would have to raise short-term interest rates as the moderating influence of Asia diminished and the U.S. economy picked up steam.

The facts have painted a different picture. Stimulated by lower interest rates, strong employment and a significant drop in energy prices, U.S. consumption has remained quite strong -- especially for this late in the economic cycle. Outside the U.S., European companies also began showing strong results. While Asia did slump, its overall impact on the U.S. economy was less severe than feared.

With a low inflationary environment, a strong economy and a large supply of newly issued municipal bonds, there were plenty of opportunities to find attractive investments for the fixed-income portion of the fund throughout the year. While the fund is constantly seeking investment-grade credits in the A to BBB range because of their traditionally higher yields, the recent abundance of insured bonds with competitive yields allowed us to invest in a number of AAA-rated bonds. With interest rates falling throughout the year, purchases were concentrated in bonds with maturities of 12-15 years to maximize yield and reap the benefits of the market rally, which added to the fund's total return.

On the equity side, the continued market strength put a premium on the quality research needed to find undervalued securities. Staying with our time-tested, value-oriented strategy, we are pleased that the Class A share total return on net asset value of the Nuveen Balanced Municipal and Stock Fund was a healthy 14.71% for the year ended June 30, 1998.

Asia Looms Large

Given the lethargy in Japan and reduced growth in China, there will be no quick or easy resolution of Asia's woes anytime soon. Perhaps the only good news is that the deflationary drag from the region should prevent the Fed from raising interest rates and keep the dollar strong for some time.

The central problem in Asia is that massive amounts of capital are now invested in assets that are providing poor returns. This means that non-Asian competitors are now faced with weak pricing conditions as Asian companies seek cash flow to stay solvent. Even if Asian trade with the U.S. improves, a strengthening dollar would make it difficult for Asian companies to significantly increase their revenues in the near-term.

While we believe these problems can be solved, it will take time.

"We will continue to invest in companies undergoing corporate restructurings, both in the U.S. and Europe."


Outlook for the Second Half of 1998

Our view for the remainder of the year is that:

 .    The U.S. economy will slow as a result of high inventories, weaker exports and a downturn in capital goods manufacturing.

 .    Municipal new issue supply will remain high as issuers take advantage of the opportunity to borrow at low rates.

 .    Corporate profits overall will be up modestly, and less than expected.

 .    The Fed will probably not raise interest rates as a result of the financial situation in Asia, and the fragile state of other dollar-linked economies such as Russia.

 .    The domestic merger and acquisition boom will continue, but the impact on overall market prices will diminish.

 .    U.S. stock market averages will gain modestly through the remainder of the year; European markets will see even larger returns.

Our Strategy

In this environment, we will continue to focus upon the municipal new issue market, especially smaller issues that can provide attractive yields. With municipal bond yields at levels that are more than 90% of comparable U. S. Treasury bonds, the municipal market remains extremely attractive compared to taxable fixed-income markets.

On the equity side, we will continue to invest in companies undergoing corporate restructurings, both in the U.S. and Europe. This means looking for stocks of companies that may have performed poorly in the recent past, but that have attractive, underutilized assets or a newly focused management team. Some portfolio holdings that highlight this strategy include Citicorp, News Corp. and Raytheon, just to name a few.

We believe there may be more good news coming from these companies and others like them in the fund's portfolio. We are committed to uncovering additional opportunities in the months ahead.

Nuveen Balanced Municipal and Stock Fund
Performance Overview

As of June 30, 1998


Top Five Stock Holdings/1/

News Corp. Ltd. Sponsored ADR                                           2.08%
--------------------------------------------------------------------------------
NationsBank Corporation                                                 1.62%
--------------------------------------------------------------------------------
Hoechst AG Sponsored ADR                                                1.62%
--------------------------------------------------------------------------------
American Home Products Corp.                                            1.60%
--------------------------------------------------------------------------------
Philips Electronics N.V.                                                1.54%
--------------------------------------------------------------------------------


Stock Diversification

[PIE CHART APPEARS HERE]

Capital Spending                                                           8%
Transportation                                                             8%
Consumer Staples                                                          10%
Capital Equipment/Technology                                              10%
Energy                                                                     6%
Basic Industries                                                          10%
Retail                                                                     4%
Consumer Services                                                         12%
Consumer Durables                                                          3%
Health Care                                                               13%
Utilities                                                                  2%
Financial                                                                 14%


Monthly Tax-Free Dividends (Class A Shares)

[BAR CHART APPEARS HERE]



 .0455   July 1997
 .0455   August 1997
 .0455   September 1997
 .0455   October 1997
 .0455   November 1997
 .0455   December 1997
 .0455   January 1998
 .0455   February 1998
 .0455   March 1998
 .0455   April 1998
 .0455   May 1998
 .0455   June 1998



Fund Highlights


Share Price                                     A        B        C           R
--------------------------------------------------------------------------------
Inception Date                                8/96     8/96     8/96        8/96
--------------------------------------------------------------------------------
Net Asset Value                             $25.46   $25.53   $25.51    $  25.39
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $165,650
--------------------------------------------------------------------------------
Fixed Income Average Duration                                          6.7 Years
--------------------------------------------------------------------------------
Average Market Capitalization of Stocks                                    30.67
--------------------------------------------------------------------------------
Average P/E of Stocks (trailing 12 months)                                  17.6
--------------------------------------------------------------------------------
Number of Stocks                                                              45
--------------------------------------------------------------------------------


Annualized Total Return/2/
                             A (On NAV)   A (On Offer)        B        C       R
Year-to-Date                      8.10%          2.42%    7.73%    7.69%   8.21%
--------------------------------------------------------------------------------
One-Year                         14.71%          8.69%   13.91%   13.87%  14.94%
--------------------------------------------------------------------------------
Since Inception/2/               17.36%         14.06%   16.53%   16.49%  17.65%
--------------------------------------------------------------------------------


Yield

Tax-Exempt Distribution Rate      2.14%          2.03%    1.41%    1.41%   2.39%
--------------------------------------------------------------------------------
SEC 30-Day Yield                  1.58%          1.50%    0.84%    0.84%   1.83%
--------------------------------------------------------------------------------

Index Comparison /3/

[LINE CHART APPEARS HERE]


                 Balanced Index            Lehman Brothers                 Nuveen Balanced                  Nuveen Balanced
      S&P 500  (40% S&P/60% LB 10)   10-Year Municipal Bond Index    Municipal & Stock Fund (NAV)    Municipal & Stock Fund (Offer)
8/96  10,000         10,000                     10,000                          10,000                            9,475
6/97  13,210         11,606                     10,613                          11,584                           10,976
6/98  17,968         13,908                     11,640                          13,603                           12,889


 .    S&P 500                                                    $17,968
 .    Balanced Index (40% S&P/60% LB10)                          $13,908
 .    Lehman Brothers 10-Year Municipal Bond Index               $11,604
 .    Nuveen Balanced Municipal & Stock Fund (NAV)               $13,603
 .    Nuveen Balanced Municipal & Stock Fund (Offer)             $12,889

Past performance is not predictive of future results.

1 The companies listed above represent their respective percentages as of 6/30/98. Over time, the fund's holdings and their percentages will vary.

2 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.25% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the return figures.

Portfolio of Investments

Nuveen Balanced Municipal and Stock Fund

June 30, 1998

                                                                          Market
Shares      Description                                                    Value
--------------------------------------------------------------------------------
            COMMON STOCKS - 39.3%

            Basic Industries - 3.9%

    14,950  Akzo Nobel N.V. Sponsored ADR                            $ 1,657,581
    24,250  E.I. du Pont de Nemours and Company Ltd.                   1,809,656
    28,899  IMC Global Inc.                                              870,582
    24,650  Reynolds Metals Company                                    1,378,859
    29,550  UPM-Kymmene Oyj Corporation Sponsored ADR                    813,278
--------------------------------------------------------------------------------
            Capital Equipment/Technology - 4.0%

    38,200  First Data Corporation                                     1,272,538
    17,650  International Business Machines Corporation                2,026,441
    21,750  NCR Corporation #                                            706,875
    29,950  Royal Philips Electronics N.V.                             2,545,750
--------------------------------------------------------------------------------
            Capital Spending - 3.2%

    18,500  B.F. Goodrich Company                                        918,063
    23,950  Case Corporation                                           1,155,587
    12,100  Northrop Grumman Corporation                               1,247,813
    34,837  Raytheon Company - Class A                                 2,007,482
--------------------------------------------------------------------------------
            Consumer Durables - 1.3%

    31,000  General Motors Corporation                                 2,071,188
--------------------------------------------------------------------------------
            Consumer Services - 3.0%

    43,350  The Dun & Bradstreet Corporation                           1,566,019
    67,050  Host Marriot Corp. #                                       1,194,328
     5,000  Starwood Hotels & Resorts                                    241,563
    41,400  U.S.A. Waste Services Inc. #                               2,044,125
--------------------------------------------------------------------------------
            Consumer Staples - 3.9%

    32,800  Fort James Corporation                                     1,459,600
    29,075  Hasbro, Inc.                                               1,143,011
    55,100  Philip Morris Companies Inc.                               2,169,563
    41,700  Seagram Company Ltd.                                       1,707,094
--------------------------------------------------------------------------------
            Energy - 2.6%

    26,390  Elf Aquitaine SA Sponsored ADR                             1,873,690
    19,450  Schlumberger Limited                                       1,328,678
    31,200  Unocal Corporation                                         1,115,400
--------------------------------------------------------------------------------
            Financials - 6.0%

    13,600  Bankers Trust Corporation                                  1,578,450
    23,500  CIGNA Corporation                                          1,621,500
    16,400  Citicorp                                                   2,447,700

                                                                          Market
Shares      Description                                                    Value
--------------------------------------------------------------------------------
            Financials (continued)

    32,150  Household International, Inc.                            $ 1,599,463
    34,950  NationsBank Corporation                                    2,673,675
--------------------------------------------------------------------------------
            Health Care - 5.6%

    51,100  American Home Products Corporation                         2,644,425
    27,800  Baxter International Inc.                                  1,495,988
    53,900  Hoechst AG Sponsored ADR                                   2,674,788
    23,800  Humana Inc. #                                                742,263
    11,900  St. Jude Medical, Inc. #                                     438,069
    40,000  Tenet Healthcare Corporation #                             1,250,000
--------------------------------------------------------------------------------
            Retail - 1.5%

     7,600  Circuit City Stores                                          356,250
    14,000  Consolidated Stores Corporation #                            507,500
    30,600  Federated Department Stores, Inc. #                        1,646,663
--------------------------------------------------------------------------------
            Transportation - 3.4%

    16,600  AMR Corporation #                                          1,381,950
    22,150  Burlington Northern Santa Fe Corporation                   2,174,853
    71,800  Canadian Pacific Limited                                   2,037,325
--------------------------------------------------------------------------------
            Utilities - 0.9%

    11,650  AT&T Corp.                                                   665,506
    17,500  Bell Atlantic Corporation                                    798,438
--------------------------------------------------------------------------------
            Total Common Stocks - (cost $58,453,172)                  65,059,570
--------------------------------------------------------------------------------
            PREFERRED STOCKS - 2.1%

   121,700  News Corporation Limited Sponsored ADR                     3,438,025
--------------------------------------------------------------------------------
            Total Preferred Stocks - (cost $2,305,577)                 3,438,025
--------------------------------------------------------------------------------

 Principal                                 Optional Call                  Market
    Amount  Description                      Provisions*  Ratings**        Value
--------------------------------------------------------------------------------
            MUNICIPAL BONDS - 55.5%

            Alabama - 0.3%

$  455,000  Alabama Water Pollution
            Control Authority,
            Revolving Fund Loan Bond,
            Series 1994, 6.625%, 8/15/08     8/05 at 100        Aaa  $   510,847
--------------------------------------------------------------------------------
            California - 3.7%

 2,500,000  Escondido Multifamily Housing
             Authority, Revenue Refunding
             Bonds (Morning View Terrace
             Apartments), FNMA, Series
             1997B, 5.400%, 1/01/27
             (Mandatory put 7/01/07)     7/05 at 101 1/2        AAA    2,619,725
 1,525,000  Northern California Power
             Agency, Public Power Revenue
             Refunding Bonds, Geothermal
             Project No. 3, Series A,
             5.650%, 7/01/07                No Opt. Call         A-    1,621,151
   250,000  County of Orange, California,
             Refunding Recovery Bonds,
             1995 Series A, 6.000%,
             6/01/10                        No Opt. Call        Aaa      281,950
 1,495,000  Palmdale Civic Authority,
             1997 Revenue Bonds, Series A
             (Civic Center Refinancing),
             5.375%, 7/01/12                 7/07 at 102        Aaa    1,563,262
--------------------------------------------------------------------------------
            Colorado - 1.3%

 2,000,000  City and County of Denver,
             Colorado, Airport System
             Revenue Bonds, Series 1996B,
             5.625%, 11/15/08
             (Alternative Minimum Tax)      11/06 at 102        Aaa    2,159,800
--------------------------------------------------------------------------------
            Connecticut - 1.3%

 1,075,000  Connecticut Housing Finance
             Authority, Housing Mortgage
             Revenue Bonds, Series 1996B,
             Subordinated Lien, 5.750%,
             11/15/08 (Alternative
             Minimum Tax)                    5/06 at 102         AA    1,133,308


                          Portfolio of Investments (continued)
                          Nuveen Balanced Municipal and Stock Fund
                          June 30, 1998

 Principal                                                    Optional Call                          Market
    Amount  Description                                         Provisions*     Ratings**             Value
-----------------------------------------------------------------------------------------------------------
            Connecticut (continued)

$1,000,000  State of Connecticut Health and Educational        No Opt. Call           BBB        $1,026,100
              Facilities Authority, Hospital for Special Care
              Issue, Series B, 5.125%, 7/01/07
-----------------------------------------------------------------------------------------------------------
            District of Columbia - 2.7%

   500,000  District of Columbia General Obligation Refunding  No Opt. Call           Aaa           577,185
              Bonds, Series A-1, 6.500%, 6/01/10

 3,500,000  District of Columbia General Obligation Bonds,     No Opt. Call           Aaa         3,888,220
              Series 1998B, 6.000%, 6/01/11
-----------------------------------------------------------------------------------------------------------
            Georgia - 1.8%

 2,000,000  Fulton County Development Authority, Special        5/08 at 101          BBB-         1,999,040
              Facilities Revenue, Series 1999, Delta Airlines,
              Inc. Project,  5.300%, 5/01/13 (Alternative
              Minimum Tax)

   895,000  Georgia Housing and Finance Authority, Single       6/06 at 102           AA+           929,225
              Family Mortgage Bonds, 1996 Series A, 5.875%,
              12/01/19 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------
            Idaho - 1.9%

 1,500,000  Idaho Housing and Finance Association, Single       1/07 at 102            A1         1,586,430
              Family Mortgage Bonds, 1997 Series D,
              5.950%, 7/01/09 (Alternative Minimum Tax)

 1,535,000  Idaho Housing and Finance Association, Single   7/07 at 101 1/2            A1         1,593,484
              Family Mortgage Bonds, 1997 Series F, 5.700%,
              7/01/10 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------
            Illinois - 5.0%

 2,160,000  Illinois Health Facilities Authority, Series        7/04 at 102        N/R***         2,523,053
              1985 (St. Elizabeth's Hospital of Chicago,
              Inc.), 7.250%, 7/01/15 (Pre-refunded to
              7/01/04)

 1,500,000  Illinois Health Facilities Authority, Series       11/03 at 102            A1         1,605,690
              1993 (OSF Healthcare System),
              6.000%, 11/15/10

   250,000  Illinois Health Facilities Authority, FHA Insured   2/06 at 102           Aaa           265,428
              Mortgage Revenue Bonds, Series 1996 (Sinai
              Health System), 5.500%, 2/15/09

 1,200,000  Illinois Health Facilities Authority, Series       10/07 at 102           Aaa         1,285,080
              1997A (Highland Park Hospital Project),
              5.700%, 10/01/10

            Community High School District Number
            219, Cook County, Illinois (Niles Township),
            General Obligation Limited Tax School Bonds,
            Series 1998:
 1,130,000    0.000%, 12/01/09                                 No Opt. Call           Aaa           660,349
 2,360,000    0.000%, 12/01/10                                 No Opt. Call           Aaa         1,306,236

   700,000  Kankakee School District No. 111, Kankakee          1/06 at 100           Aaa           725,879
              County, Illinois, General Obligation School
              Bonds, Series 1996, 5.500%, 1/01/12
-----------------------------------------------------------------------------------------------------------
            Kentucky - 1.5%

 2,500,000  County of Boone, Kentucky, Mortgage Revenue Bonds, 12/98 at 100           N/R         2,501,025
              Series 1998A (Normandy Green Apartments
              Project), 5.200%, 6/20/38 (Alternative Minimum
              Tax) (Mandatory put 12/20/99) (WI)
-----------------------------------------------------------------------------------------------------------
            Louisiana - 1.6%

            Sales Tax School Bonds, Refunding Series 1998,
            Jefferson Parish School Board, State of
            Louisiana:
 1,045,000    0.000%, 3/01/08                                  No Opt. Call           AAA           667,483
 2,175,000    0.000%, 9/01/08                                  No Opt. Call           AAA         1,357,418
 1,000,000    0.000%, 3/01/10                                  No Opt. Call           AAA           573,620
-----------------------------------------------------------------------------------------------------------
            Maine - 0.2%

   255,000  Town of Winslow, Maine, General Obligation Tax      3/07 at 102           Aaa           278,236
              Increment Financing Bonds (Crowe Rope Industries
              Project), 1997 Series A, 6.000%, 3/01/11
              (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------
            Massachusetts - 1.4%

 2,000,000  Massachusetts Turnpike Authority, Western           1/99 at 100           Aaa         2,039,940
              Turnpike Revenue Bonds, Series 1997A, 5.550%,
              1/01/17

   250,000  Massachusetts Health and Educational Facilities     7/06 at 102         A-***           274,985
              Authority, Melrose-Wakefield Healthcare Corp.
              Issue, Series C, 5.700%, 7/01/08 (Pre-refunded
              to 7/01/06)

   Principal                                                                         Optional Call                    Market
      Amount    Description                                                            Provisions*    Ratings**        Value
----------------------------------------------------------------------------------------------------------------------------
                Michigan - 2.5%

                Essexville-Hampton Public Schools, County of Bay, State of
                Michigan, 1997 School Building and Site Bonds (General
                Obligation-Unlimited Tax):
$  1,000,000      5.400%, 5/01/11                                                      5/07 at 100          Aaa   $1,045,580
   1,010,000      5.500%, 5/01/12                                                      5/07 at 100          Aaa    1,058,500

   2,180,000    Taylor Tax Increment Finance Authority, Tax Increment Refunding        5/08 at 100          Aaa    2,102,545
                  Bonds, Series 1998, 4.500%, 5/01/11
----------------------------------------------------------------------------------------------------------------------------
                Mississippi - 1.1%

                Jones County, Mississippi, Hospital Revenue Refunding Bonds
                (South Central Regional Medical Center Project), Series 1997:
   1,285,000      5.350%, 12/01/10                                                    12/07 at 100         BBB+    1,307,680
     500,000      5.400%, 12/01/11                                                    12/07 at 100         BBB+      508,355
----------------------------------------------------------------------------------------------------------------------------
                Nebraska - 3.6%

   6,000,000    Energy America Gas Supply Revenue Bonds, Series 1998A,                No Opt. Call          N/R    5,981,760
                  Metropolitan Utilities District Project, 5.700%, 7/01/08
----------------------------------------------------------------------------------------------------------------------------
                Nevada - 1.6%

   2,250,000    Nevada Housing Division, Single Family Mortgage Bonds, 1997            4/07 at 102          Aa3    2,338,335
                  Series A-1 Mezzanine Bonds, 6000%, 4/01/15 (Alternative Minimum
                  Tax)

     250,000    Airport Authority of Washoe County, Reno, Nevada, Airport Revenue      7/03 at 102          Aaa      269,950
                  Refunding Bonds, Series 1993B, 5.875%, 7/01/11
----------------------------------------------------------------------------------------------------------------------------
                New Hampshire - 2.3%

     500,000    New Hampshire Higher Educational and Health Facilities Authority,      1/07 at 102         BBB-      535,265
                  Series 1997 (New Hampshire College), 6.200%, 1/01/12

   3,000,000    State of New Hampshire, Turnpike System Revenue Bonds, 1992            4/02 at 102          Aaa    3,221,580
                  Series, 6.000%, 4/01/13
----------------------------------------------------------------------------------------------------------------------------
                New York - 9.6%

                Dormitory Authority of the State of New York, Revenue Bonds,
                City University Issue, Series U:
     160,000      6.375%, 7/01/08 (Pre-refunded to 7/01/02)                            7/02 at 102         Baa1***   175,939
     115,000      6.375%, 7/01/08                                                      7/02 at 102         Baa1      124,787

   1,430,000    Empire State Development Corporation, New York State Urban            No Opt. Call         Baa1    1,609,565
                  Development Corporation (Youth Facilities), 6.500%, 4/01/07

   2,000,000    New York State Thruway Authority, Local Highway and Bridge             4/06 at 102         Baa1    2,131,340
                  Service Contract Bonds, Series 1996, 5.625%, 4/01/07

   1,700,000    New York State Urban Development Corporation (Cornell Center for       1/03 at 102         Baa1    1,819,187
                  Theory and Simulation in Science and Engineering Grant),
                  Series 1993, 5.900%, 1/01/07

     285,000    New York State Urban Development Corporation, State Facilities        No Opt. Call         Baa1      314,178
                  Revenue Bonds, 1995 Refunding Series, 6.250%, 4/01/06

   2,000,000    Certificates of Participation, The State of New York, The City        No Opt. Call         Baa1    2,180,840
                  University of New York (John Jay College of Criminal Justice
                  Project Refunding), 6.000%, 8/15/06

                Dutchess County Water and Wastewater Authority, Service Agreement
                Revenue Bonds, 1998 Series 1:
     420,000      4.850%, 6/01/09 (DD)                                                 6/08 at 101            A      419,702
     925,000      4.950%, 6/01/10 (DD)                                                 6/08 at 101            A      925,296
     860,000      5.050%, 6/01/11 (DD)                                                 6/08 at 101            A      862,107

     500,000    Metropolitan Transportation Authority, Transit Facilities Service     No Opt. Call         Baa1      538,180
                  Contract Bonds, Series O, 5.750%, 7/01/07

     250,000    The City of New York, General Obligation Bonds, Fiscal 1997,      11/06 at 101 1/2           A3      269,270
                  Series D, Tax Exempt Bonds, 5.875%, 11/01/11

     500,000    The City of New York, General Obligation Bonds, Fiscal 1997,           4/07 at 101           A3      546,065
                  Series I, 6.000%, 4/15/09

   4,000,000    The City of New York, General Obligation Bonds, Fiscal 1998,           8/07 at 101           A3    4,207,400
                  Series D, 5.500%, 8/01/10
----------------------------------------------------------------------------------------------------------------------------
                North Carolina - 1.7%

   2,045,000    North Carolina Municipal Power Agency, Number 1, Catawba Electric     No Opt. Call          Aaa    2,815,495
                  Revenue Bonds, Series 1980, 10.500%, 1/01/10


                             Portfolio of Investments (continued)
                             Nuveen Balanced Municipal and Stock Fund
                             June 30, 1998
     Principal                                                                        Optional Call                      Market
        Amount    Description                                                           Provisions*    Ratings**          Value
-------------------------------------------------------------------------------------------------------------------------------
                  Ohio - 2.5%
   $ 2,235,000    Ohio Building Authority,State Facilities, Series 1982-A (Toledo       4/03 at 100          Aaa    $ 2,668,411
                    Government Office Building), 10.125%, 10/01/06 (Pre-refunded to
                    4/01/03)
     1,500,000    Lorain County Health Care Facilities, Revenue Refunding Bonds,        2/08 at 101          BBB      1,514,400
                    Kendal at Oberlin, Series 1998A, 5.375%, 2/01/12
-------------------------------------------------------------------------------------------------------------------------------
                  Oklahoma - 0.7%
     1,000,000    Oklahoma Industries Authority, Health System Revenue Refunding       No Opt. Call          Aaa      1,105,270
                    Bonds (Obligated Group consisting of INTEGRIS Baptist Medical
                    Center, Inc., INTEGRIS South Oklahoma City Hospital Corporation
                    and INTEGRIS Rural Health, Inc.), Series 1995D, 6.000%, 8/15/07
-------------------------------------------------------------------------------------------------------------------------------
                  Pennsylvania - 0.9%
     1,435,000    Pennsylvania Housing Finance Agency, Single Family Mortgage           4/06 at 102          AA+      1,485,268
                    Revenue Bonds, Series 1996-50A, 5.350%, 10/01/08
-------------------------------------------------------------------------------------------------------------------------------
                  Rhode Island - 1.2%
     1,760,000    City of Providence, Rhode Island, General Obligation Bonds, 1997      7/07 at 101          Aaa      1,940,541
                    Series A, 6.000%, 7/15/09
-------------------------------------------------------------------------------------------------------------------------------
                  Tennessee - 1.7%
     2,700,000    Cookeville Industrial Development Board, Revenue Refunding           10/03 at 102            A      2,839,293
                    Bonds, Series 1993 (Cookeville General Hospital Project),
                    5.750%, 10/01/10
-------------------------------------------------------------------------------------------------------------------------------
                  Texas - 1.1%
       225,000    Texas Department of Housing and Community Affairs, Single Family      9/06 at 102          Aaa        237,296
                    Mortgage Revenue Bonds, 1996 Series E, 5.750%, 3/01/10
       195,000    City of Austin, Texas, Water, Sewer and Electric Refunding           No Opt. Call           A2        227,362
                    Revenue Bonds, Series 1982, 14.000%, 11/15/01
       250,000    City of San Antonio, Texas, Airport System Improvement Revenue        7/06 at 101          Aaa        268,083
                    Bonds, Series 1996, 5.700%, 7/01/09 (Alternative Minimum Tax)
     1,000,000    Tyler Health Facilities Development Corporation, Hospital             7/02 at 100         Baa2      1,013,410
                    Revenue Bonds (Mother Frances Hospital Regional Health Care
                    Center Project), Series 1997 A, 5.500%, 7/01/09
-------------------------------------------------------------------------------------------------------------------------------
                  Utah - 0.4%
       200,000    Board of Regents of the State of Utah, Student Loan Revenue          11/05 at 102          Aaa        217,762
                    Bonds, 1995 Series N, 6.000%, 5/01/08 (Alternative Minimum Tax)
       500,000    Tooele County, Hazardous Waste Disposal Revenue Bonds (Laidlaw        8/05 at 102         BBB+        552,150
                    Inc/USPCI Clive PJ), Series 1995, 6.750%, 8/01/10 (Alternative
                    Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------------
                  Washington - 1.9%
       170,000    Washington Public Power Supply System, Nuclear Project No. 2,        No Opt. Call          Aa1        195,147
                    Revenue Bonds, Series 1981A, 14.375%, 7/01/01
       800,000    Washington Public Power Supply System, Project No. 3, Refunding       7/06 at 102          Aaa        862,663
                    Revenue Bonds, Series 1996-A, 5.700%, 7/01/09
       800,000    Washington State Housing Finance Commission, Single-Family            1/04 at 102          AAA        838,710
                    Mortgage Revenue Bonds (Mortgage Backed Securities Program),
                    Series 1995A, 6.650%, 7/01/16 (Alternative Minimum Tax)
     1,060,000    Tahoma School District No. 409, King County, Washington,             No Opt. Call          Aaa      1,199,197
                    Unlimited Tax General Obligation Improvement and Refunding
                    Bonds,1997, 6.000%, 12/01/09
-------------------------------------------------------------------------------------------------------------------------------
    89,750,000    Total Municipal Investments - (cost $88,789,068)                                                   92,028,013
==============-----------------------------------------------------------------------------------------------------------------


   Principal                                                                              Optional Call                       Market
      Amount       Description                                                              Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                  TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 2.8%
  $4,700,000      Guadalupe-Blanco River Authority (Texas), Pollution Control                                 VMIG-1    $  4,700,000
                    Revenue Refunding Bonds (Central Power and Light Company Project),
                    Series 1995, Variable Rate Demand Bonds, 3.800%, 11/01/15+
============------------------------------------------------------------------------------------------------------------------------
                  Total Temporary Investments in Short-Term Municipal Securities
                    (Cost $4,700,000)                                                                                      4,700,000
                  ------------------------------------------------------------------------------------------------------------------
                  Total Investments - (cost $154,247,817) - 99.7%                                                        165,225,608
                  ------------------------------------------------------------------------------------------------------------------
                  Other Assets Less Liabilities - 0.3%                                                                       424,647
                  ------------------------------------------------------------------------------------------------------------------
                  Net Assets - 100%                                                                                     $165,650,255
                  ==================================================================================================================

                 * Optional Call Provisions (not covered by the report of independent public accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                 ** Ratings (not covered by the report of independent public accountants): Using the higher of Standard & Poor's or Moody's rating.

                *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                N/R Investment is not rated.

                #   Non-income producing.

               (DD) Security purchased on a delayed delivery basis (note 1).

               (WI) Security purchased on a when-issued basis (note 1).

               + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                See accompanying notes to financial statements.

Statement of Net Assets
June 30, 1998

--------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $154,247,817) (note 1) $165,225,608
Cash                                                                   1,450,112
Receivables:
 Dividends                                                               134,738
 Interest                                                              1,483,398
 Investments sold                                                      1,004,928
 Shares sold                                                           1,654,847
Deferred organization costs (note 1)                                     117,906
Other assets                                                               3,903
--------------------------------------------------------------------------------
  Total assets                                                       171,075,440
--------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                                 4,850,090
 Shares redeemed                                                         215,637
Accrued expenses:
 Management fees (note 5)                                                 66,150
 12b-1 distribution and service fees (notes 1 and 5)                      59,676
 Other                                                                    84,904
Dividends payable                                                        148,728
--------------------------------------------------------------------------------
  Total liabilities                                                    5,425,185
--------------------------------------------------------------------------------
Net assets (note 6)                                                 $165,650,255
================================================================================
Class A Shares (note 1)
Net assets                                                          $117,005,382
Shares outstanding                                                     4,595,899
Net asset value and redemption price per share                      $      25.46
Offering price per share (net asset value per share plus maximum
sales charge of 5.25% of offering price)                            $      26.87
================================================================================
Class B Shares (note 1)
Net assets                                                          $ 32,383,611
Shares outstanding                                                     1,268,549
Net asset value, offering and redemption price per share            $      25.53
================================================================================
Class C Shares (note 1)
Net assets                                                          $ 14,908,495
Shares outstanding                                                       584,415
Net asset value, offering and redemption price per share            $      25.51
================================================================================
Class R Shares (note 1)
Net assets                                                          $  1,352,767
Shares outstanding                                                        53,270
Net asset value, offering and redemption price per share            $      25.39
================================================================================

12
                                 See accompanying notes to financial statements

Statement of Operations
Year Ended June 30, 1998

---------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                                                               $  1,030,764
Interest                                                                                                   3,793,174
---------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                    4,823,938
---------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 5)                                                                                     943,274
12b-1 service fees -- Class A (notes 1 and 5)                                                                245,421
12b-1 distribution and service fees -- Class B (notes 1 and 5)                                               154,547
12b-1 distribution and service fees -- Class C (notes 1 and 5)                                                71,825
Shareholders' servicing agent fees and expenses                                                              120,870
Custodian's fees and expenses                                                                                 84,421
Trustees' fees and expenses (note 5)                                                                          13,330
Professional fees                                                                                             22,033
Shareholders' reports -- printing and mailing expenses                                                        85,865
Federal and state registration fees                                                                           83,242
Amortization of deferred organization costs (note 1)                                                          36,000
Other expenses                                                                                                 4,838
---------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                                                1,865,666
  Expense reimbursement (note 5)                                                                            (323,541)
---------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                               1,542,125
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                      3,281,813
---------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)                                             6,299,554
Net change in unrealized appreciation or depreciation
  of investments                                                                                           7,014,341
---------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                                                 13,313,895
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                              $ 16,595,708
=====================================================================================================================

 Statement of Changes in Net Assets

                                                                                                      For the Period
                                                                                            Year Ended    8/07/96 to
                                                                                               6/30/98       6/30/97
---------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                     $  3,281,813   $   550,380
Net realized gain from investment transactions (notes 1 and 4)                               6,299,554       457,166
Net change in unrealized appreciation or depreciation of investments                         7,014,341     3,963,451
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                  16,595,708     4,970,997
---------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                                   (2,448,814)     (291,349)
  Class B                                                                                     (222,804)         (714)
  Class C                                                                                     (104,232)         (485)
  Class R                                                                                     (172,195)     (141,518)
From accumulated net realized gains from investment transactions:
  Class A                                                                                   (1,444,498)          (22)
  Class B                                                                                     (193,480)          (22)
  Class C                                                                                      (90,253)          (22)
  Class R                                                                                     (120,260)      (15,983)
---------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                   (4,796,536)     (450,115)
---------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                            75,343,559    86,716,680
Net proceeds from shares issued to shareholders due to reinvestment of distributions         3,428,628       105,920
---------------------------------------------------------------------------------------------------------------------
                                                                                            78,772,187    86,822,600
---------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                    (15,446,129)     (851,817)
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                     63,326,058    85,970,783
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                  75,125,230    90,491,665
Net assets at the beginning of year                                                         90,525,025        33,360
---------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                             $165,650,255   $90,525,025
=====================================================================================================================
Balance of undistributed net investment income at end of year                             $    450,082   $   116,314
=====================================================================================================================

13                               See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies
The Nuveen Balanced Municipal and Stock Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996.

The Fund invests in a mix of equities and tax-exempt securities for capital growth, capital preservation and current tax-exempt income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities and/or securities having remaining maturities of 60 days or less when purchased, are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 1998, the Fund had outstanding when-issued and delayed delivery purchase commitments of $4,722,209.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared and distributed to shareholders monthly. Net ordinary taxable income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all of its net investment income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. In addition, the Fund intends to satisfy conditions which will enable interest from Municipal Obligations, which is exempt from regular federal income tax when received by the Fund, to qualify as exempt-interest dividends when distributed to Shareholders of the Fund. All monthly tax-exempt income dividends paid during the fiscal year ended June 30,1998, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions are subject to federal taxation.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a contingent deferred sales charge ("CDSC") of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Deferred Organization Costs
The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Derivative Financial Instruments
The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended June 30, 1998.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares

Transactions in Fund shares were as follows:


                                                       Year Ended                For the Period
                                                        6/30/98                8/07/96 to 6/30/97
                                                ----------------------------------------------------
                                                   Shares         Amount        Shares        Amount
----------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                       1,308,803   $ 31,922,378     3,490,947   $77,077,576
  Class B                                       1,193,459     29,265,901        89,676     2,064,529
  Class C                                         524,249     12,864,555        67,179     1,548,508
  Class R                                          53,309      1,290,725       300,930     6,026,067
Shares issued to shareholders
due to reinvestment
of distributions:
  Class A                                         125,058      3,001,186         4,721       105,890
  Class B                                          10,810        261,191            --            --
  Class C                                           5,838        140,308            --            --
  Class R                                           1,074         25,943             1            30
----------------------------------------------------------------------------------------------------
                                                3,222,600     78,772,187     3,953,454    86,822,600
----------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                        (297,703)    (7,230,838)      (36,344)     (818,648)
  Class B                                         (24,476)      (597,282)       (1,337)      (30,923)
  Class C                                         (13,171)      (326,708)          (97)       (2,246)
  Class R                                        (302,461)    (7,291,301)           --            --
----------------------------------------------------------------------------------------------------
                                                 (637,811)   (15,446,129)      (37,778)     (851,817)
----------------------------------------------------------------------------------------------------
Net increase                                    2,584,789   $ 63,326,058     3,915,676   $85,970,783
====================================================================================================

3. Distributions to Shareholders
The Fund declared a dividend distribution from its tax-exempt net investment income which was paid on August 3, 1998, to shareholders of record on July 9, 1998, as follows:

-------------------------------------------------------------------------------
Dividend per share:
 Class A                                                               $.0435
 Class B                                                                .0280
 Class C                                                                .0280
 Class R                                                                .0485
===============================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in common and preferred stocks, municipal bonds and temporary investments for the fiscal year ended June 30, 1998, were as follows:

-------------------------------------------------------------------------------
Purchases:
 Common and preferred stocks                                     $90,545,656
 Municipal bonds                                                  77,914,039
 Temporary investments                                            22,700,000
Sales:
 Common and preferred stocks                                      64,982,344
 Municipal bonds                                                  43,676,481
 Temporary investments                                            22,600,000
===============================================================================

At June 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

Net unrealized appreciation aggregated $10,977,791 of which $12,388,795 related to appreciated securities and $1,411,004 related to depreciated securities.

5. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:


 Average Daily Net Asset Value                                  Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                          .7500 of 1%
For the next $125 million                                           .7375 of 1
For the next $250 million                                           .7250 of 1
For the next $500 million                                           .7125 of 1
For the next $1 billion                                             .7000 of 1
For net assets over $2 billion                                      .6750 of 1
===============================================================================

The Adviser has agreed to waive fees and reimburse expenses through July 31, 1998, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .85% of the average daily net asset value of any class of Fund shares. Effective August 1, 1998, the Adviser has agreed to waive fees and reimburse expenses through July 31, 1999, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company owns a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the fiscal year ended June 30, 1998, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $1,745,700 of which approximately $1,648,800 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 1998, the Distributor compensated authorized dealers directly with approximately $1,282,200 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 1998, the Distributor retained approximately $225,700 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $66,000 of CDSC on share redemptions during the fiscal year ended June 30, 1998.

6. Composition of Net Assets

At June 30, 1998, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

---------------------------------------------------------------------------
Capital paid-in                                             $  149,330,199
Balance of undistributed net investment income                     450,082
Accumulated net realized gain from investment transactions       4,892,183
Net unrealized appreciation of investments                      10,977,791
---------------------------------------------------------------------------
Net assets                                                  $  165,650,255
===========================================================================

7. Investment Composition

The Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At June 30, 1998, the revenue sources by municipal purpose for these investments, expressed as a percent of total municipal investments, were as follows:

---------------------------------------------------------------------------
Revenue Bonds:
 Housing Facilities                                                    17%
 Health Care Facilities                                                13
 Lease Rental Facilities                                                5
 Transportation                                                        11
 Utilities                                                              9
 Educational Facilities                                                 3
 Water & Sewer                                                          3
 Other                                                                  9
General Obligation Bonds                                               21
Escrowed Bonds                                                          9
---------------------------------------------------------------------------
                                                                      100%
===========================================================================

44% of the long-term and intermediate-term municipal investments owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares. All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks of other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

Financial Highlights

Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)

                                Investment Operations           Less Distributions
                            -----------------------------  ----------------------------
                                               Net
                 Beginning               Realized/                                        Ending
                       Net         Net  Unrealized                Net                        Net
Year Ended           Asset  Investment  Investment         Investment  Capital             Asset        Total
June 30,             Value  Income (a) Gain (Loss)  Total      Income     Gain    Total    Value   Return (b)
-------------------------------------------------------------------------------------------------------------
Class A (8/96)
1998                $23.11        $.67       $2.66  $3.33       $(.61)   $(.37)  $ (.98)  $25.46        14.71%
1997 (c)             20.00         .56        3.02   3.58        (.42)    (.05)    (.47)   23.11        18.05

Class B (8/96)
1998                 23.11         .49        2.67   3.16        (.37)    (.37)    (.74)   25.53        13.91
1997 (c)             20.00         .40        3.04   3.44        (.28)    (.05)    (.33)   23.11        17.32

Class C (8/96)
1998                 23.10         .49        2.66   3.15        (.37)    (.37)    (.74)   25.51        13.87
1997 (c)             20.00         .40        3.03   3.43        (.28)    (.05)    (.33)   23.10        17.27

Class R (8/96)
1998                 23.11         .72        2.66   3.38        (.73)    (.37)   (1.10)   25.39        14.94
1997 (c)             20.00         .61        3.03   3.64        (.48)    (.05)    (.53)   23.11        18.38
=============================================================================================================

                                       Ratios/Supplemental Data
---------------------------------------------------------------------------------
                                  Ratio                       Ratio
                                 of Net                      of Net
                  Ratio of   Investment       Ratio of   Investment
                  Expenses       Income       Expenses    Income to
                to Average   to Average     to Average      Average
                Net Assets   Net Assets     Net Assets   Net Assets
                    Before       Before          After        After    Portfolio
  Ending Net    Reimburse-   Reimburse-     Reimburse-   Reimburse-     Turnover
Assets (000)          ment         ment       ment (a)     ment (a)         Rate
---------------------------------------------------------------------------------
    $117,005          1.36%        2.47%          1.10%        2.73%          87%
      79,952          1.58*        2.31*          1.10*        2.79*          32

      32,384          2.10         1.71           1.85         1.96           87
       2,051          2.22*        1.62*          1.85*        1.99*          32

      14,908          2.11         1.71           1.85         1.97           87
       1,559          2.29*        1.53*          1.85*        1.97*          32

       1,353          1.11         2.73            .85         2.99           87
       6,963          2.05*        1.96*           .85*        3.16*          32
=================================================================================

* Annualized.

(a) After waiver of certain management fees or reimbursement of expenses by Nuveen Institutional Advisory Corp.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)  From commencement of class operations as noted.

Report of Independent Public Accountants



To the Board of Trustees and Shareholders of Nuveen Balanced Municipal and Stock Fund:

We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Balanced Municipal and Stock Fund (one of the portfolios constituting the Nuveen Investment Trust (a Massachusetts business trust)), as of June 30, 1998, and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Balanced Municipal and Stock Fund as of June 30, 1998, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
August 17, 1998

Building a Better Portfolio
Can Make You a Successful Investor

Successful investors know that a well-diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers(SM) including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.


Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

Tax-Free Income

National Funds

Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds

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North Carolina
Ohio
Pennsylvania
South Carolina
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Wisconsin

Serving Investors for Generations

[PHOTO OF JOHN NUVEEN, SR., APPEARS HERE]
John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

     1898
 NUVEEN 1998
OUR SECOND CENTURY
 helping investors sustain the wealth of a lifetime./TM/

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

  NUVEEN
  Mutual Funds



  June 30, 1998

  Annual Report

  For investors seeking
  long-term growth potential
  with a measure of
  downside protection.

  [PHOTO APPEARS HERE]

  Balanced
  Stock and
  Bond Fund

Highlights

As of June 30, 1998
For Class A shares





Attractive Fund Returns/1/

[BAR CHART APPEARS HERE]

                        Class A (NAV)   Class A (Offer)
One-Year                   16.71%           10.58%
Since Inception-8/96       20.52%           17.14%

With its focus on long-term growth and a measure of downside protection, the fund provided attractive total returns for the one-year period and since its inception.


Attractive Long-Term Performance/2/

[BAR CHART APPEARS HERE]

                      Class A (NAV)   Class A (Offer)
One-Year                 16.68%           10.84%
Five-Year                15.12%           13.88%
Ten-Year                 14.51%           13.89%

The fund manager boasts an excellent track record of attractive long-term performance.


Portfolio Allocation

[PIE CHART APPEARS HERE]

U.S. Treasury Notes      40%

Stocks                   58%

Cash                      2%

True to its investment objectives,
the fund invested in stocks for
long-term growth and U.S. Treasury
notes for a measure of downside
protection.


    Contents
 1  Dear Shareholder
 3  Report from Your Fund's Adviser
 4  Performance Overview
 5  Report of Independent Public Accountants
 6  Portfolio of Investments
 8  Statement of Net Assets
 9  Statement of Operations
10  Statement of Changes in Net Assets
11  Notes to Financial Statements
14  Financial Highlights
16  Building Better Portfolios
17  Fund Information


1 Please see the Performance Overview on page four for more information.

2 This chart reflects the performance of the Institutional Capital Balanced
  Composite, which includes all assets (approximately $738 million as of 6/30/98) that have substantially the same investment objective and policies as the Nuveen Balanced Stock and Bond Fund. The Composite's accounts may experience different investment inflows and outflows than the fund and are not subject to all of the restrictions of the Investment Company Act of 1940 and the Internal Revenue Code that apply to the fund, which could adversely affect fund performance. Investment returns reflect Composite gross-of-fee returns, adjusted for the fund's Class A annual net operating expenses of 1.20%, but not the up-front sales charge. Class B, C, or R investment results would differ due to differing sales charges and operating expenses. This chart does not represent actual fund past performance or predict future fund performance.

Dear Shareholder

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board


Wealth takes a lifetime to build. Once achieved, it should be preserved.

I am pleased to report that over the past year the Nuveen Balanced Stock and Bond Fund continued to provide strong returns and attractive growth potential with a measure of downside protection - as the fund was designed to do.

In addition, as you can see from the information on the facing page, the fund remains well-positioned to take advantage of future market opportunities while employing an investment strategy that historically has performed well and has moderated the impact of severe market downturns.

Current Results Backed by a
Proven Record

The solid performance achieved by the Nuveen Balanced Stock and Bond Fund managers inevitably leads to the question: "Can they keep it up?" Since no one can predict the future with certainty, it's important to have confidence in your fund managers' experience, investment approach and the results they've demonstrated through a variety of market conditions over the years.

As Nuveen's Premier Adviser/SM/ for value investing, Institutional Capital Corporation is a highly successful institutional money manager with more than 28 years of experience. For their balanced accounts, they've specialized in combining undervalued midsize and large company stocks that are poised for significant growth with Treasury securities. This strategy allows investors to participate in the growth potential of the stock market while providing stability in periods of uncertainty.

This disciplined, research-oriented approach has paid off for investors, and remains the key investment strategy of the Nuveen Balanced Stock and Bond Fund. On the equity side, the managers start by looking for well-established but undervalued stocks. Then they look for a catalyst, such as a management change, new product, or improved industry outlook, that may help trigger a rise in each stock's price. Generally, the fund only purchases stocks that the managers believe have the potential to generate 15-25% returns over an 18-month period.

These stocks are then combined with intermediate Treasury securities to provide diversification and more consistent performance.

Nuveen's Premier Advisers

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their

"Today, more than ever, you can count on Nuveen for investments designed to produce a well-balanced portfolio that meets your individual goals."

specific areas of expertise. In addition to Institutional Capital, Nuveen Premier Advisers now include Rittenhouse Financial Services, our specialist for growth investing, and Nuveen Advisory Corp., our expert for fixed-income investing. Each of these managers uses a time-tested, research-driven investment strategy to build portfolios of quality securities.

Diversification Can Help You
Build a Better Portfolio

In light of current market conditions, we believe that investors will find diversification to be an increasingly important strategy in the months ahead. An appropriately diversified portfolio - one that balances different types of investments, levels of risk and tax management strategies - can help cushion your portfolio against volatility and enhance your overall return potential.

Many of you have invested in the Nuveen Balanced Stock and Bond Fund because of its value investing orientation and the excellent track record of Institutional Capital. We are pleased to announce that this same disciplined approach is now available in another Nuveen fund - the Nuveen European Value Fund.

With portfolio management by Institutional Capital and a focus on a portfolio of quality, undervalued European companies, this fund can provide an excellent complement to the Balanced Stock and Bond Fund by offering international diversification to reduce risk as well as increased return potential. I encourage you to talk with your financial adviser about how this new fund, along with the Nuveen Rittenhouse Growth Fund and our wide array of tax-free bond funds, can help round out your portfolio and meet your own particular investment needs.

If you would like additional information on the Nuveen European Value Fund, or any of our other funds, contact your financial adviser for an Investor Guide, including a prospectus containing all charges and expenses.

You also may request a prospectus from Nuveen by calling toll-free (800) 257-8787. Please read this information carefully and discuss it with your financial adviser before you invest.

When seeking quality investments that withstand the test of time, we hope you will continue to think of Nuveen. Today, more than ever, you can count on Nuveen for investments designed to produce a well-balanced portfolio that meets your individual goals. We thank you for your continued confidence in us, and look forward to reporting to you again soon.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

August 14, 1998

Nuveen Balanced Stock and Bond Fund

Report from Your Fund's Adviser

The Institutional Capital investment management team talks about the financial markets and factors that affected fund performance.

"In this environment, we will continue to invest in companies undergoing corporate restructurings, both in the U.S. and Europe."

Over the past year, the economy and the financial markets again defied the experts' consensus.

The conventional wisdom was that the Asian crisis and U.S. company profit warnings that started last fall would result in a slow first half of 1998, with a rebound in confidence and securities prices in the second half of this year. Our own concern was whether the Federal Reserve would have to raise short-term interest rates as the moderating influence of Asia diminished and the U.S. economy picked up steam.

The facts have painted a different picture. Stimulated by lower interest rates, strong employment and a significant drop in energy prices, U.S. consumption has remained quite strong--especially for this late in the economic cycle. Outside the U.S., European companies also began showing strong results. While Asia did slump, its overall impact on the U.S. economy was less severe than feared.

The low inflationary environment and strong economy fueled continued strength in the U.S. equity and fixed-income markets, putting a premium on the quality research needed to find undervalued securities. Staying with our time-tested, value-oriented strategy, we are pleased that the Class A share total return on net asset value of the Nuveen Balanced Stock and Bond Fund was a healthy 16.71% for the year ended June 30, 1998.

Asia Looms Large

Given the lethargy in Japan and reduced growth in China, there will be no quick or easy resolution of Asia's woes anytime soon. Perhaps the only good news is that the deflationary drag from the region should prevent the Fed from raising interest rates and keep the dollar strong for some time.

The central problem in Asia is that massive amounts of capital are now invested in assets that are providing poor returns. This means that non-Asian competitors are now faced with weak pricing conditions as Asian companies seek cash flow to stay solvent. Even if Asian trade with the U.S. improves, a strengthening dollar would make it difficult for Asian companies to significantly increase their revenues in the near-term.

While we believe these problems can be solved, it will take time.

Unrealistic Valuations in Some Sectors

The U.S. stock market is now characterized by high valuations--but given the lack of alternatives, low interest rates and the strength of the dollar, this is understandable (if not totally justifiable). However, there is a degree of speculation now in the U.S. market, as evidenced particularly in some Internet-related stocks, that makes us uneasy. While we believe the market values of many of these high flyers will be adjusted, we also think that our disciplined, catalyst-driven, value-investing approach will continue to uncover companies that offer good prospects at attractive prices.

Outlook for the Second Half of 1998

Our view for the remainder of the year is that:

 . The U.S. economy will slow as a result of high inventories, weaker exports and a downturn in capital goods manufacturing.

 .  Corporate profits overall will be up modestly, and less than expected.

 . The Fed will probably not raise interest rates as a result of the financial situation in Asia, and the fragile state of other dollar-linked economies such as Russia.

 . The domestic merger and acquisition boom will continue, but the impact on overall market prices will diminish.

 . U.S. stock market averages will gain modestly; European markets will see even larger returns.

Our Strategy

In this environment, we will continue to invest in companies undergoing corporate restructurings, both in the U.S. and Europe. This means looking for stocks of companies that may have performed poorly in the recent past, but that have attractive, underutilized assets or a newly focused management team. Some portfolio holdings that highlight this strategy include Citicorp, News Corp. and Raytheon, just to name a few.

We believe there may be more good news coming from these companies and others like them in the fund's portfolio. We are committed to uncovering additional opportunities in the months ahead.

Nuveen Balanced Stock and Bond Fund

Performance Overview

As of June 30, 1998


Top Ten Stock Holdings/1/

News Corp. Ltd. Sponsored ADR                2.83%
--------------------------------------------------
NationsBank Corporation                      2.26%
--------------------------------------------------
American Home Products                       2.24%
--------------------------------------------------
Hoechst AG Sponsored ADR                     2.14%
--------------------------------------------------
Philips Electronics N.V.                     2.05%
--------------------------------------------------
Citicorp                                     2.01%
--------------------------------------------------
Burlington Northern Santa Fe Corporation     1.82%
--------------------------------------------------
U.S.A. Waste Services Inc.                   1.75%
--------------------------------------------------
General Motors Corporation                   1.75%
--------------------------------------------------
International Business Machines Corporation  1.69%
==================================================

Stock Diversification
    [PIE CHART APPEARS HERE]
Transportation                8%
Consumer Services            12%
Capital Spending              8%
Capital Equipment/Technology  9%
Consumer Staples              9%
Energy                        7%
Retail                        4%
Basic Industries             10%
Consumer Durables             3%
Health Care                  14%
Utilities                     2%
Financial                    14%
================================

Portfolio Allocation
    [PIE CHART APPEARS HERE]
U.S. Treasury Notes          40%
Cash                          2%
Stocks                       58%
================================

Fund Highlights
Share Price                                                        A        B       C          R
================================================================================================
Inception Date                                                  8/96     8/96    8/96       8/96
------------------------------------------------------------------------------------------------
Net Asset Value                                               $26.39   $26.39  $26.39    $ 26.39
================================================================================================
================================================================================================
Total Net Assets ($000)                                                                  $87,525
------------------------------------------------------------------------------------------------
Fixed Income Average Duration                                                          5.2 Years
------------------------------------------------------------------------------------------------
Average Market Capitalization of Stocks                                                    30.67
------------------------------------------------------------------------------------------------
Average P/E of Stocks (trailing 12 months)                                                  17.6
------------------------------------------------------------------------------------------------
Number of Stocks                                                                              45
================================================================================================

Annualized Total Return/2/
                                             A (On NAV)  A (On Offer)       B       C          R
================================================================================================
Year-to-Date                                 10.27%             4.46%   9.86%   9.86%     10.36%
------------------------------------------------------------------------------------------------
One-Year                                     16.71%            10.58%  15.86%  15.86%     16.99%
------------------------------------------------------------------------------------------------
Since Inception                              20.52%            17.14%  19.65%  19.65%     20.82%
================================================================================================

Yield
Distribution Rate                            2.95%              2.80%   2.20%   2.20%      3.20%
SEC 30-Day Yield                             2.23%              2.11%   1.48%   1.48%      2.48%
================================================================================================

Index Comparison/3/
[LINE CHART APPEARS HERE]

     Nuveen Balanced Stock   Nuveen Balanced Stock     Balanced Index                  Lehman Brothers
      and Bond Fund (NAV)    and Bond Fund (Offer)   (60% S&P/40% LB10)   S&P 500   10-Year Treasury Index
8/96        10,000                   9,475                 10,000          10,000           10,000

6/97        12,310                  11,664                 12,463          13,803           10,650

6/98        14,364                  13,610                 15,115          17,968           11,541

 . S&P 500                                      $17,968
 . Balance Index (60% S&P/40% LB10)             $15,115
 . Lehman Brothers 10-Year Treasury Index       $11,541
 . Nuveen Balanced Stock and Bond Fund (NAV)    $14,364
 . Nuveen Balanced Stock and Bond Fund (Offer)  $13,610

Past performance is not predictive of future results.

1 The companies listed above represent their respective percentages as of 6/30/98. Over time, the fund's holdings and their percentages will vary.

2 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.25% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the return figures.

3 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Standard and Poor's 500 Index, a Balanced Index and the Lehman Brothers Intermediate Treasury Index. The Balanced Index is comprised of a 60% weighting in the S&P 500 Index and 40% in the Lehman Brothers Intermediate Treasury Index. The indexes do not reflect any initial or ongoing expenses. The Nuveen fund returns depicted in the chart reflect the initial maximum sales charge applicable to Class A shares (5.25%) and all ongoing fund expenses.

Report of Independent Public Accountants




To the Board of Trustees and Shareholders of Nuveen Balanced Stock and Bond Fund:

We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Balanced Stock and Bond Fund (one of the portfolios constituting the Nuveen Investment Trust (a Massachusetts business trust)), as of June 30, 1998, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Balanced Stock and Bond Fund as of June 30, 1998, and the results of its operations, the changes in its net assets, and its financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Chicago, Illinois
August 17, 1998

                    Portfolio of Investments
                    Nuveen Balanced Stock and Bond Fund
                    June 30, 1998



Shares   Description                                               Market Value
-------------------------------------------------------------------------------

         COMMON STOCKS - 54.3%
         Basic Industries - 5.5%
 11,100  Akzo Nobel N.V. Sponsored ADR                             $  1,230,712
 18,200  E.I. du Pont de Nemours and Company Ltd.                     1,358,175
 21,098  IMC Global Inc.                                                635,577
 18,050  Reynolds Metals Company                                      1,009,672
 21,450  UPM-Kymmene Oyj Corporation Sponsored ADR                      590,349
-------------------------------------------------------------------------------
         Capital Equipment/Technology - 5.3%
 27,600  First Data Corporation                                         919,425
 12,750  International Business Machines Corporation                  1,463,859
 15,850  NCR Corporation #                                              515,125
 20,850  Royal Philips Electronics N.V.                               1,772,250
-------------------------------------------------------------------------------
         Capital Spending - 4.5%
 13,400  B.F. Goodrich Company                                          664,975
 17,850  Case Corporation                                               861,262
 10,300  Northrop Grumman Corporation                                 1,062,187
 22,907  Raytheon Company - Class A                                   1,320,015
-------------------------------------------------------------------------------
         Consumer Durables - 1.7%
 22,600  General Motors Corporation                                   1,509,963
-------------------------------------------------------------------------------
         Consumer Services - 4.3%
 31,400  The Dun & Bradstreet Corporation                             1,134,325
 47,300  Host Marriot Corporation #                                     842,531
  5,100  Starwood Hotels & Resorts                                      246,394
 30,600  U.S.A. Waste Services, Inc. #                                1,510,875
-------------------------------------------------------------------------------
         Consumer Staples - 5.4%
 23,800  Fort James Corporation                                       1,059,100
 27,000  Hasbro, Inc.                                                 1,061,437
 37,100  Philip Morris Companies, Inc.                                1,460,812
 27,700  Seagram Company Ltd.                                         1,133,969
-------------------------------------------------------------------------------
         Energy - 3.7%
 19,120  Elf Aquitaine SA Sponsored ADR                               1,357,520
 14,700  Schlumberger Limited                                         1,004,194
 24,500  Unocal Corporation                                             875,875
-------------------------------------------------------------------------------
         Financials - 8.2%
  9,900  Bankers Trust Corporation                                    1,149,019
 17,300  CIGNA Corporation                                            1,193,700
 11,600  Citicorp                                                     1,731,300


Shares      Description                                                                  Market Value
-----------------------------------------------------------------------------------------------------
            Financials (continued)
    23,300  Household International, Inc.                                                  $1,159,175
    25,500  NationsBank Corporation                                                         1,950,750
-----------------------------------------------------------------------------------------------------
            Health Care--7.8%
    37,450  American Home Products Corporation                                              1,938,038
    20,500  Baxter International, Inc.                                                      1,103,156
    37,200  Hoechst AG Sponsored ADR                                                        1,846,050
    17,300  Humana, Inc. #                                                                    539,544
     9,300  St. Jude Medical, Inc. #                                                          342,356
    32,400  Tenet Healthcare Corporation #                                                  1,012,500
-----------------------------------------------------------------------------------------------------
            Retail--2.1%
     5,500  Circuit City Stores                                                               257,813
    10,100  Consolidated Stores Corporation #                                                 366,125
    22,900  Federated Department Stores, Inc. #                                             1,232,306
-----------------------------------------------------------------------------------------------------
            Transportation--4.6%
    12,550  AMR Corporation #                                                               1,044,788
    16,050  Burlington Northern Santa Fe Corporation                                        1,575,909
    49,700  Canadian Pacific Limited                                                        1,410,238
-----------------------------------------------------------------------------------------------------
            Utilities--1.2%
     8,500  AT&T Corp.                                                                        485,563
    12,800  Bell Atlantic Corporation                                                         584,000
-----------------------------------------------------------------------------------------------------
            Total Common Stocks--(cost $42,102,594)                                        47,522,908
            -----------------------------------------------------------------------------------------
            PREFERRED  STOCKS--2.8%
    86,600  News Corporation Limited Sponsored ADR                                          2,446,450
-----------------------------------------------------------------------------------------------------
            Total Preferred Stocks--(cost $1,609,075)                                       2,446,450
            -----------------------------------------------------------------------------------------
Principal
Amount         Description                                                               Market Value
-----------------------------------------------------------------------------------------------------
               U.S. TREASURY NOTES--39.4%
$ 3,735,000    8.500%, 2/15/00                                                              3,904,244
  4,530,000    7.500%, 5/15/02                                                              4,834,362
  3,885,000    5.750%, 8/15/03                                                              3,926,278
  2,890,000    7.875%, 11/15/04                                                             3,245,831
  3,780,000    6.500%, 5/15/05                                                              3,990,263
 10,910,000    7.000%, 7/15/06                                                             11,919,176
  2,295,000    7.250%, 5/15/16                                                              2,689,453
-----------------------------------------------------------------------------------------------------
               Total U.S. Treasury Notes--(cost $33,116,328)                               34,509,607
               --------------------------------------------------------------------------------------
               SHORT-TERM INVESTMENTS--2.2%
 1,900,000     Pitney Bowes, Inc., Commercial Paper, effective yield of 6.17%, 7/01/98      1,900,000
-----------------------------------------------------------------------------------------------------
               Total Short-Term Investments--(cost $1,900,000)                              1,900,000
               --------------------------------------------------------------------------------------
               Total Investments--(cost $78,727,997)--98.7%                                86,378,965
               --------------------------------------------------------------------------------------
               Other Assets Less Liabilities--1.3%                                          1,146,273
               --------------------------------------------------------------------------------------
               Net Assets--100%                                                           $87,525,238
               --------------------------------------------------------------------------------------

         # Non-income producing.
                                 See accompanying notes to financial statements.

                          Statement of Net Assets
                          June 30, 1998





--------------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $78,727,997) (note 1)                                           $86,378,965
Cash                                                                                                             127,776
Receivables:
 Dividends and interest                                                                                          774,334
 Investments sold                                                                                                625,051
 Shares sold                                                                                                     359,650
Deferred organization costs (note 1)                                                                             118,691
Other assets                                                                                                       3,181
--------------------------------------------------------------------------------------------------------------------------
  Total assets                                                                                                88,387,648
--------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
 Investments purchased                                                                                            61,116
 Shares redeemed                                                                                                  61,448
Accrued expenses:
 Management fees (note 4)                                                                                         22,288
 12b-1 distribution and service fees (notes 1 and 4)                                                              25,898
 Other                                                                                                            72,668
Dividends payable                                                                                                618,992
--------------------------------------------------------------------------------------------------------------------------
  Total liabilities                                                                                              862,410
--------------------------------------------------------------------------------------------------------------------------
Net assets (note 5)                                                                                          $87,525,238
==========================================================================================================================
Class A Shares (note 1)
Net assets                                                                                                   $69,614,035
Shares outstanding                                                                                             2,637,989
Net asset value and redemption price per share                                                               $     26.39
Offering price per share (net asset value per share plus maximum sales charge of 5.25% of offering price)    $     27.85
==========================================================================================================================
Class B Shares (note 1)
Net assets                                                                                                   $10,356,139
Shares outstanding                                                                                               392,477
Net asset value, offering and redemption price per share                                                     $     26.39
==========================================================================================================================
Class C Shares (note 1)
Net assets                                                                                                   $ 4,141,789
Shares outstanding                                                                                               156,924
Net asset value, offering and redemption price per share                                                     $     26.39
==========================================================================================================================
Class R Shares (note 1)
Net assets                                                                                                   $ 3,413,275
Shares outstanding                                                                                               129,355
Net asset value, offering and redemption price per share                                                     $     26.39
==========================================================================================================================


                            See accompanying notes to financial statements.

                    Statement of Operations
                    Year Ended June 30, 1998

------------------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                                      $   815,163
Interest                                                                         2,443,369
------------------------------------------------------------------------------------------
Total investment income                                                          3,258,532
------------------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                                           586,832
12b-1 service fees - Class A (notes 1 and 4)                                       159,557
12b-1 distribution and service fees - Class B (notes 1 and 4)                       61,772
12b-1 distribution and service fees - Class C (notes 1 and 4)                       24,924
Shareholders' servicing agent fees and expenses                                     95,583
Custodian's fees and expenses                                                       64,069
Trustees' fees and expenses (note 4)                                                 9,227
Professional fees                                                                   18,174
Shareholders' reports - printing and mailing expenses                               71,086
Federal and state registration fees                                                 77,974
Amortization of deferred organization costs (note 1)                                36,000
Other expenses                                                                       3,124
------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                      1,208,322
  Expense reimbursement (note 4)                                                  (296,989)
------------------------------------------------------------------------------------------
Net expenses                                                                       911,333
------------------------------------------------------------------------------------------
Net investment income                                                            2,347,199
------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 3)                   4,988,412
Net change in unrealized appreciation or depreciation of investments             4,596,358
------------------------------------------------------------------------------------------
Net gain from investments                                                        9,584,770
------------------------------------------------------------------------------------------
Net increase in net assets from operations                                     $11,931,969
==========================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets


                                                                                Year Ended         For the Period
                                                                                   6/30/98     8/07/96 to 6/30/97
-----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                         $  2,347,199            $   461,143
Net realized gain from investment transactions
  (notes 1 and 3)                                                                4,988,412                529,537
Net change in unrealized appreciation or depreciation
  of investments                                                                 4,596,358              3,054,610
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                      11,931,969              4,045,290
-----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                       (1,955,711)              (320,023)
  Class B                                                                         (165,258)                (2,239)
  Class C                                                                          (64,225)                (3,396)
  Class R                                                                         (175,931)              (116,780)
From accumulated net realized gains from investment transactions:
  Class A                                                                       (1,410,980)                   (43)
  Class B                                                                         (120,791)                   (43)
  Class C                                                                          (50,758)                   (43)
  Class R                                                                         (204,679)               (25,820)
-----------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                       (4,148,333)              (468,387)
-----------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                28,460,346             62,071,093
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                           3,182,983                 15,990
-----------------------------------------------------------------------------------------------------------------
                                                                                31,643,329             62,087,083
-----------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                        (16,266,187)            (1,332,886)
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                         15,377,142             60,754,197
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                      23,160,778             64,331,100
Net assets at the beginning of period                                           64,364,460                 33,360
-----------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                $87,525,238            $64,364,460
=================================================================================================================
Balance of undistributed net investment income at end of period                $     4,779            $    18,705
=================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements




1. General Information and Significant Accounting Policies

The Nuveen Balanced Stock and Bond Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those relating to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996.

The Fund invests in a mix of equities, taxable bonds and cash equivalents for capital growth, capital preservation and current income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At June 30, 1998, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income is declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended June 30, 1998.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Deferred Organization Costs

The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

2. Fund Shares
Transactions in Fund shares were as follows:
                                                                                                    For the Period
                                                              Year ended 6/30/98                  8/07/96 to 6/30/97
                                                         ---------------------------------------------------------------
                                                            Shares            Amount         Shares             Amount
------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                  519,941         $13,025,786      2,433,860        $55,396,538
  Class B                                                  372,091           9,257,698         26,837            638,169
  Class C                                                  124,310           3,141,845         40,678            949,886
  Class R                                                  120,833           3,035,017        253,630          5,086,500
Shares issued to shareholders due to
reinvestment of distributions:
  Class A                                                  116,290           2,853,684            723             15,981
  Class B                                                    6,908             169,109             --                 --
  Class C                                                    1,846              45,583             --                 --
  Class R                                                    4,668             114,607             --                  9
------------------------------------------------------------------------------------------------------------------------
                                                         1,266,887          31,643,329      2,755,728         62,087,083
------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                 (376,287)         (9,460,805)       (56,955)        (1,324,519)
  Class B                                                  (13,633)           (346,082)          (143)            (3,405)
  Class C                                                  (10,327)           (264,621)            --                (11)
  Class R                                                 (249,979)         (6,194,679)          (214)            (4,951)
------------------------------------------------------------------------------------------------------------------------
                                                          (650,226)        (16,266,187)       (57,312)        (1,332,886)
------------------------------------------------------------------------------------------------------------------------
Net increase                                               616,661        $ 15,377,142      2,698,416        $60,754,197
========================================================================================================================

3. Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. government obligations and short-term investments for the fiscal year ended June 30, 1998, were as follows:

--------------------------------------------------------------------------------
Purchases:
  Investment securities                                            $ 67,354,632
  U.S. government obligations                                        64,984,744
  Short-term investments                                            344,203,611
Sales:
  Investment securities                                              53,728,744
  U.S. government obligations                                        63,171,554
  Short-term investments                                            347,295,731
================================================================================

At June 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

Net unrealized appreciation aggregated $7,650,968 of which $8,654,944 related to appreciated securities and $1,003,976 related to depreciated securities.

4. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

Average Daily Net Asset Value                                     Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .7500 of 1%
For the next $125 million                                            .7375 of 1
For the next $250 million                                            .7250 of 1
For the next $500 million                                            .7125 of 1
For the next $1 billion                                              .7000 of 1
For net assets over $2 billion                                       .6750 of 1
================================================================================

The Adviser has agreed to waive fees and reimburse expenses through July 31, 1998, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .85% of the average daily net asset value of any class of Fund shares. Effective August 1, 1998, the Adviser has agreed to waive fees and reimburse expenses through July 31, 1999, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the fiscal year ended June 30, 1998, John Nuveen & Co. Incorporated (the "Distributor") collected sales charges on purchases of Class A Shares of approximately $506,500 of which approximately $479,500 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 1998, the Distributor compensated authorized dealers directly with approximately $401,100 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 1998, the Distributor retained approximately $85,700 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $67,400 of CDSC on share redemptions during the fiscal year ended June 30, 1998.

5. Composition of Net Assets
At June 30, 1998, the Fund had unlimited $.01 par value per share common stock authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                     $76,164,699
Balance of undistributed net investment income                            4,779
Accumulated net realized gain from investment transactions            3,704,792
Net unrealized appreciation of investments                            7,650,968
--------------------------------------------------------------------------------
Net assets                                                          $87,525,238
================================================================================

     Financial Highlights

     Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)                        Investment Operations               Less Distributions
                                        ----------------------------------  ------------------------------
                                                             Net
                             Beginning                 Realized/                                             Ending
                                   Net         Net    Unrealized                   Net                          Net
Year Ended                       Asset  Investment    Investment            Investment   Capital              Asset  Total
June 30,                         Value   Income (a)  Gain (Loss)     Total      Income      Gain     Total    Value  Return(b)
-------------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
     1998                       $23.84        $.77         $3.11     $3.88      $(.76)    $(.57)   $(1.33)   $26.39      16.71%
     1997 (c)                    20.00         .70          3.66      4.36       (.42)     (.10)     (.52)    23.84      22.04
Class B (8/96)
     1998                        23.84         .59          3.10      3.69       (.57)     (.57)    (1.14)    26.39      15.86
     1997 (c)                    20.00         .46          3.75      4.21       (.27)     (.10)     (.37)    23.84      21.26
Class C (8/96)
     1998                        23.84         .59          3.10      3.69       (.57)     (.57)    (1.14)    26.39      15.86
     1997 (c)                    20.00         .53          3.68      4.21       (.27)     (.10)     (.37)    23.84      21.26
Class R (8/96)
     1998                        23.84         .83          3.11      3.94       (.82)     (.57)    (1.39)    26.39      16.99
     1997 (c)                    20.00         .61          3.80      4.41       (.47)     (.10)     (.57)    23.84      22.31
===============================================================================================================================

                                    Ratios/Supplemental Data
-------------------------------------------------------------------------------
                                   Ratio                      Ratio
                                  of Net                     of Net
                   Ratio of   Investment      Ratio of   Investment
                   Expenses       Income      Expenses    Income to
                 to Average   to Average    to Average      Average
                 Net Assets   Net Assets    Net Assets   Net Assets
                     Before       Before         After        After  Portfolio
    Ending Net   Reimburse-   Reimburse-    Reimburse-   Reimburse-   Turnover
  Assets (000)         ment         ment      ment (a)     ment (a)       Rate
-------------------------------------------------------------------------------
       $69,614         1.48%        2.68%         1.10%        3.06%       155%
        56,686         1.71*        2.78*         1.10*        3.39*        52

        10,356         2.24         1.93          1.85         2.32        155
           646         2.49*        1.59*         1.85*        2.23*        52

         4,142         2.24         1.92          1.85         2.31        155
           980         2.31*        2.07*         1.85*        2.53*        52

         3,413         1.23         2.94           .85         3.32        155
         6,052         2.29*        1.68*          .85*        3.12*        52
===============================================================================

* Annualized.

(a) After waiver of certain management fees or reimbursement of expenses by Nuveen Institutional Advisory Corp.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) From commencement of class operations as noted.

Building a Better Portfolio
Can Make You a Successful Investor

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, experienced, professional security selection and surveillance and daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred/R/

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.


Nuveen Family
of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
Nuveen Rittenhouse Growth Fund

Growth and
Income
European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds
Alabama
Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
South Carolina
Tennessee
Virginia
Wisconsin

Fund Information


Board of Trustees
James E. Bacon
Anthony T. Dean
William T. Kissick
Thomas E. Leafstrand
Robert H. Lyon
Timothy R. Schwertfeger
Sheila W. Wellington

Fund Manager
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Fund SubAdviser
Institutional Capital Corporation
225 West Wacker Drive
Chicago, Illinois 60606

Transfer Agent and
Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations

[PHOTO OF JOHN NUVEEN, SR., APPEARS HERE]
Photo of John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

       1898
  NUVEEN 1998
OUR SECOND CENTURY
  helping investors sustain the wealth of a lifetime./TM/

  John Nuveen & Co. Incorporated
  333 West Wacker Drive
  Chicago, IL 60606-1286

  www.nuveen.com